Registration Statement No. 333-143354
811-09137

As Filed with the Securities and Exchange Commission on April 30, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No.               [  ]

Post-Effective Amendment No.   5           [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

Amendment No.   73           [ X ]

Sun Life of Canada (U.S.) Variable Account I
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-800-700-6554
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on May 1, 2009 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on November 1, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Prime Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
&ltR&gtMay 1, 2009&lt/R&gt

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:&ltR&gt

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	AIM V.I. Core Equity Fund (Series I)
BlackRock Global Allocation V.I. Fund (Class III)	AllianceBernstein Wealth Appreciation Strategy Portfolio (Class B)
Fidelity VIP Balanced Portfolio (Service Class 2)[5]	Columbia Marsico 21st Century Fund, Variable Series – Class B
Franklin Income Securities Fund (Class 2)	Fidelity VIP Contrafund® Portfolio (Service Class 2)[6]
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	Fidelity VIP Index 500 Portfolio (Service Class 2)[6]
MFS® Total Return Portfolio (Service Class)	Mutual Shares Securities Fund (Class 2)
SCSM Ibbotson Balanced Fund (Initial Class)[1]	Goldman Sachs Structured U.S. Equity Fund (S Shares)[2]
SCSM Ibbotson Growth Fund (Initial Class)[1]	M Fund, Inc. – Business Opportunity Value[3]
SCSM Ibbotson Moderate Fund (Initial Class)[1]	M Fund, Inc. – Turner Core Growth[3]
The Universal Institutional Funds, Inc. Equity & Income Portfolio (Class II Shares)[4]	MFS® Value Portfolio (Service Class)
EMERGING MARKETS BOND	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	Oppenheimer Main Street Fund/VA (Service Shares)[2]
EMERGING MARKETS EQUITY	SCSM Davis Venture Value Fund (Initial Class)
MFS® Emerging Markets Equity Portfolio (Service Class)	SCSM WMC Large Cap Growth Fund (Initial Class)
HIGH YIELD BOND	SCSM Lord Abbett Growth and Income Fund (Initial Class)
SCSM PIMCO High Yield Fund (Initial Class)	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
INFLATION-PROTECTED BOND	Van Kampen Life Investment Trust Comstock Portfolio (Class 2 Shares)
PIMCO Real Return Portfolio (Administrative Class)[2]	REAL ESTATE EQUITY
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	Sun Capital Global Real Estate Fund (Initial Class)
INTERMEDIATE TERM BOND	SHORT TERM BOND
Franklin U.S. Government Fund (Class 2)[2]	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® Bond Portfolio (Service Class)	SMALL CAP EQUITY
MFS® Government Securities Portfolio (Service Class)	DWS Small Cap Index VIP (Class B)
PIMCO Total Return Portfolio (Administrative Class)[2]	Franklin Small Cap Value Securities Fund (Class 2)
SCSM PIMCO Total Return Fund (Initial Class)	M Fund, Inc. – Frontier Capital Appreciation[3]
Sun Capital Investment Grade Bond Fund® (Initial Class)	SCSM AIM Small Cap Growth Fund (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	SCSM Dreman Small Cap Value Fund (Initial Class)
AIM V.I. International Growth Fund (Series I)	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
AllianceBernstein International Value Portfolio (Class B)[2]	Wanger USA[2,3]
M Fund, Inc. – Brandes International Equity[3]	SPECIALTY/SECTOR EQUITY
MFS® International Growth Portfolio (Service Class)	MFS® Utilities Portfolio (Service Class)
MFS® Research International Portfolio (Service Class)	SPECIALTY/SECTOR COMMODITY
Oppenheimer Global Securities Fund/VA (Service Shares)	PIMCO Commodity RealReturn Strategy Portfolio (Administrative Class)
SCSM AllianceBernstein International Value Fund (Initial Class)	TARGET DATE
Templeton Growth Securities Fund (Class 2)	Fidelity VIP Freedom 2015 Portfolio (Service Class 2)[1,7]
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	Fidelity VIP Freedom 2020 Portfolio (Service Class 2)[1,7]
First Eagle Overseas Variable Fund[3]	Fidelity VIP Freedom 2030 Portfolio (Service Class 2)[1,7]
MID CAP EQUITY	MONEY MARKET
Fidelity VIP Mid Cap Portfolio (Service Class 2)[5]	Sun Capital Money Market Fund® (Initial Class)
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	MULTI SECTOR BOND
SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)	Franklin Strategic Income Securities Fund (Class 2)
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II Shares)[4]
The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio (Class II Shares)[4]
&lt/R&gt

&ltR&gtInvesco Aim Advisors, Inc. advises the AIM Funds and subadvises SCSM AIM Small Cap Growth Fund.  Advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  AllianceBernstein L.P. advises the AllianceBernstein Portfolios and subadvises SCSM AllianceBernstein International Value Fund.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as subadvisers).  BlackRock Financial Management, Inc. subadvises SCSM BlackRock Inflation Protected Bond Fund.  Brandes Investment Partners, L.P. subadvises Brandes International Equity Fund.  Columbia Management Advisors, LLC advises the Columbia Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser. Dreman Value Management, LLC subadvises SCSM Dreman Small Cap Value Fund. Strategic Advisers® advises the Fidelity VIP Freedom Portfolios. Fidelity Management & Research Company advises the Fidelity VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity VIP Portfolios.  Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Mutual Advisers LLC advises the Mutual Shares Securities Fund.  Franklin Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund.  Frontier Capital Management Company, LLC subadvises Frontier Capital Appreciation Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Structured U.S. Equity Fund and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Iridian Asset Management LLC subadvises Business Opportunity Value Fund.  Lord, Abbett & Co. LLC subadvises SCSM Lord Abbett Growth & Income Fund.  M Financial Investment Advisers, Inc. advises the M Funds.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs and subadvises of the SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P.  subadvises the SCSM Davis Venture Value Fund.  Turner Investment Partners, Inc. subadvises Turner Core Growth Fund.  Van Kampen Asset Management advises the Van Kampen Life Investment Trust Comstock Portfolio.  Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios.  Columbia Wanger Asset Management, LP advises Wanger USA.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund.
1These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.   These investment options may be more expensive than Funds that do not invest in other Funds.
2For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds qre not available for investment by the Variable Sub-Accounts:  AllianceBernstein International Value Portfolio, Goldman Sachs Structured U.S. Equity Fund, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Fund and Wanger USA.
3These Funds do not have different share classes.
4The Universal Institutional Funds, Inc. Portfolios use Van Kampen’s UIF Portfolios as a marketing name.
5These Portfolios are in Variable Insurance Products Fund III.
6These Portfolios are in Variable Insurance Products Fund II.
7These Portfolios are in Variable Insurance Products Fund V.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 700-6554&lt/R&gt

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.  A longer period may apply in some states.

Premium Payments

-	Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	You may allocate your net premium payments among the Policy's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy's Account Value will reflect-

-	the premiums You pay;

-	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-	any loans or partial withdrawals;

-	the charges we deduct under the Policy.

Accessing the Policy’s Account Value
&ltR&gt
-	You may borrow from us using your Account Value as collateral.

-
You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

-
You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

&lt/R&gt
Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

-	You have a choice of three death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus Account Value (Option B); or

-	the Specified Face Amount plus the sum of premiums paid (Option C).

-	After the first Policy Year, You may change the Specified Face Amount.

-	After the Policy Date, You may change the death benefit option.

Investment Options

-	You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

-	You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

-	You may supplement the Policy with the following riders where available-

-	accelerated benefits
-	waiver of monthly deductions
-	payment of stipulated amount
-	supplemental term insurance
-	enhanced cash surrender value
-	loan lapse protection
-	long term accumulation (“LTA”)
-	charitable giving
-	travel assistance

-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

-	The assets attributable to the Policies are held in a variable separate account.

-	The assets of the variable separate account are free from our general creditor's claims.

-	The variable separate account is divided into Variable Sub-Accounts.

-	Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.
&ltR&gt
-	With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

-
It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

-
Partial withdrawals may occur monthly after Policy Year 1.  Each partial withdrawal must be for at least $500.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

&lt/R&gt
What If Charges and Deductions Exceed Account Value less Policy Debt?

-	Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

-	We will send You notice and allow You a 61 day Grace Period.

-	If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

-	If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's Issue Age and the amount of planned periodic premium You pay.  It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 8.25% 6.50%	(as a % of premium) 15.00% 15.00%
Surrender Charge Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”) $40.13[2,3] $0.16[2,3] $7.76[3]	(per $1000 of Specified Face Amount “SFA”) None[3]
Loan Lapse Protection Rider[5] Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.33[6] $0.02[6] $53.67	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.33[6] $0.02[6] $56.35
Mortality and Expense Risk Charge[7] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts)	(on the assets allocated to the Variable Sub-Accounts)
		0.60% 0.60%	0.25% 0.00%
Monthly Expense Charge[8] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non- tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Loan Interest[9]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%
Flat Extra Charge	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)	(per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00	$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.
&ltR&gt
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)
		$0.18[10] $0.01[10] $0.07	$0.18[10] $0.01[10] $0.07
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount11)	(per $100 of Stipulated Amount11)
		$0.79[12] $0.14[12] $0.46	$0.79[12] $0.14[12] $0.46
Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk)	(per $1000 of Rider Net Amount at Risk)
		$83.33[6] $0.02[6] $53.67	$83.33[6] $0.02[6] $56.35
Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(Per $1000 of SFA) $2.06[13] $0.02[13] $0.14	Not available
&lt/R&gt
The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
&ltR&gt
TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	2.30%
&lt/R&gt
&ltR&gt1The elements making up the Premium Expense Charge are discussed on page 26.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1.  The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 20, Policy Year 10.  The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.
4It is assumed the Owner and the Insured are the same person.
5 The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.  For additional detail for the Loan Lapse Protection Rider, please see page 30.
6The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 10.  The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table.  Please see pages 27-28 of the prospectus for additional detail.
7The annual rate is shown in the table. The charge is deducted on a monthly basis.
8The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount.  For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The monthly expense charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
9Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%.  A Policy without the LTA Rider has a loan interest rate of 3.5%.  See page 21 for additional detail regarding Loan Interest.
10The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 20.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
11To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
12The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
13The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The Enhanced Cash Surrender Value Rider charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
&lt/R&gt

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

The Funds
&ltR&gt
The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.&lt/R&gt

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 21-24 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.
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Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.&lt/R&gt

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at any time.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Policy

This prospectus describes the standard features of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Principal Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the life of the Insured.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-	the Issue Date,

-	the Policy Date or

-	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A longer period may apply in some states.

A Policy returned under this provision will be deemed void.  You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

-	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

-	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions.  You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the Sun Capital Money Market Fund or to our general account, whichever we specify in your Policy.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the Sun Capital Money Market Fund or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Maryland and North Carolina only.  During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account.  The Account Value of the Policy will be transferred to the new policy.  We will not require evidence of insurability for the exchange.  To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.  The Initial Premium will be due and payable as of the Policy's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.
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Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.&lt/R&gt

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death.  The amount payable will be:

-	the amount of the selected death benefit option, plus

-	any amounts payable under any supplemental benefits added to the Policy, minus

-	the value of any Policy Debt on the date of the Insured's death, minus

-	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between three death benefit options.  You may change the death benefit option at any time.

Death Benefit Options.  The Policy has three death benefit options. You will be required to select one of them in the Policy application.  A Policy will not be issued unless a death benefit option election is made.

 Option A-Specified Face Amount.  Under this option, the death benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of-

-	the Specified Face Amount plus the Account Value, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid, or

-	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.
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Option A provides a level amount of death benefit.  Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.&lt/R&gt

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change.

Option C can only be changed to Option A.  Neither Option A or B can be changed to Option C.  The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes.  Each increase in the Specified Face Amount must be at least $50,000.  We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases.  The Specified Face Amount can be decreased after the first policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The Specified Face Amount after the decrease must be at least $100,000.  Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.  For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

-	the outstanding balance of any Policy Debt; and

-	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period.  There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.  We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option.  The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The surrender charge will be an amount based on the Policy's Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured's Issue Age, sex and rating class.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25 $3.25	Issue Age 35 $4.92	Issue Age 45 $7.76
Issue Age 55 $12.74	Issue Age 65 $21.91	Issue Age 75 $40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0 100.0 90.0 75.0 70.0 60.0 45.0 35.0 20.0 7.0 0.0
2
3
4
5
6
7
8
9
10
11+

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal.  These surrender charges will be applied in the following order:

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount.  The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis.  Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount.  Surrender charges will be allocated proportionally among the Sub-Accounts.

Partial Withdrawals
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You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

-	first, to the initial Specified Face Amount, up to the $100,000 minimum;

-	second, to the oldest increases in Specified Face Amount, in chronological order; and

-	third, to the most recent increase in Specified Face Amount.
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If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.  The Loan Lapse Protection Rider may also prevent Policy termination.  Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner.  Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10.  If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter.  If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-   when a new broker of record is designated for the Policy;
-   when the Owner changes;
-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-   when necessary in our view to avoid hardship to an Owner;
-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

&ltR&gt
Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater.  We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.&lt/R&gt

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

-	the net premium received, minus

-	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.
&ltR&gt
The Account Value on subsequent Valuation Dates is equal to:

-	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

-	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

-	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

-	any amounts transferred among the Sub-Accounts for a Policy loan, minus

-	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

-	if a Processing Date, that portion of the Monthly Deductions charged to the a Sub-Account for the Policy Month.
&lt/R&gt
Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.  You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.  You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee.   A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse.  The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay.  The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test.  A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age.  If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter.  The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%.  Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.
&ltR&gt
*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.&lt/R&gt

The Total Net Amount at Risk equals:

-	the death benefit divided by 1.00247; minus

-	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.
&ltR&gt
If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.  It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount.  By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247.  The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.&lt/R&gt
&ltR&gt
Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.&lt/R&gt

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 21.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state.  Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider.  Under this rider, we will pay You, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill.  An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition.  (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions.  Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.	the amount of Policy Debt in excess of the Accelerated Amount; and
c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

Charitable Giving Benefit Rider.  Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider.  Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deductions for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider.  Under this rider, we will make a monthly payment of the "stipulated amount" into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider.  This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period.  If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases.  Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider.  The rider must be elected at issue and may not be discontinued.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.
Loan Lapse Protection Rider.  This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-	the Insured is 75 or older;
-	the Policy has been in force at least 15 years;
-	the outstanding Policy Debt is greater than the Specified Face Amount;
-	the outstanding Policy Debt equals or exceeds 96% of the Account Value;
-	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
-	the sum of withdrawals made equals the sum of premiums paid; and
-	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt.  By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
-	The Death Benefit will be changed to equal 105% of the Account Value;
-	Monthly Deductions will cease;
-	No further premium will be accepted;
-	Specified face amount increases and decreases will no longer be permitted; and
-	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

Long Term Accumulation Rider (“LTA” Rider).  This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy.  Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years.  Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base.  A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge.  The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider.  The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter.  The Asset Credit Date is the 16th policy anniversary.  The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date.  It is calculated as a percentage of Account Value less Policy Debt.  There is no guaranteed minimum asset credit.  There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider.  Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher

Premium Expense Charge and Monthly Expense Charge.  In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived.  Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued.  If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided.  The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter.  Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term.  In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years.  In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider.  This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.
&ltR&gt
For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application.  No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect.  Further, no deterioration in the Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation.  The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy.  You must have elected death benefit option A to have this rider and elect scheduled increases.  If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled.  If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future schedule increases will be cancelled.&lt/R&gt

If You elected a No-Lapse Guarantee, that No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer.  This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121.  Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121.  If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.
&ltR&gt
The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.&lt/R&gt

You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.

Travel Assistance Endorsement.  This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

-	Medical Consultation and Evaluation
-	Hospital Admission Guarantee
-	Emergency Evacuation
-	Critical Care Monitoring
-	Medically Supervised Repatriation
-	Prescription Assistance
-	Emergency Message Transmission
-	Emergency Trauma Counseling
-	Transportation to Join Patient
-	Care for Minor Children
-	Legal and Interpreter Referrals
-	Return Mortal Remains

“Covered Persons” are defined as:

(a) For a Policy which is not trust-owned, the Insured and their dependents.
(b) For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-	make a request for reinstatement within three years from the date of termination;

-	submit satisfactory evidence of insurability to us; and

-	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-	the monthly deductions overdue at the end of the grace period; plus

-	any excess of Policy Debt over Cash Value at the end of the grace period; plus

-	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test.  Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death.  Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

-	transfer ownership to a new owner;

-	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

-	change or revoke a contingent owner;

-	change or revoke a beneficiary;

-	exercise all other rights in the Policy;

-	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

-	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy).  If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide.  If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.  If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Variable Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-
the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Variable Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to You and other prospective policyowners.  These topics may include:

-	the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-	investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico.  Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico.  However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 ½, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.
&ltR&gt
Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.&lt/R&gt

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
&ltR&gt
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.&lt/R&gt
&ltR&gt
A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.  Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.&lt/R&gt

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure
&ltR&gt
We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.  &lt/R&gt

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”)and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 2% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
&ltR&gt
During 2007 and 2008, commissions were paid of $155,455 and $1,588,455 respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.&lt/R&gt

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Olga Rasin, FSA, MAAA, Associate Product Officer.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Assurance Company of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured-The person on whose life a Policy is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period-The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's age.  It may vary in length by state but may not exceed 20 years.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk-The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Specified Face Amount-The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk-The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Variable Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.
&ltR&gt
We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.&lt/R&gt

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.
&ltR&gt
Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.
&lt/R&gt

&ltR&gt1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.&lt/R&gt

&ltR&gt
The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.&lt/R&gt

Securities Act of 1933 File No. 333-143354
Investment Company Act. File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PRIME

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

&ltR&gtMay 1, 2009

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Prime Variable Universal Life Insurance prospectus, dated May 1, 2009.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STRENGTH AND CREDIT RATINGS
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I
FINANCIAL STATEMENTS OF THE COMPANY
&lt/R&gt

THE COMPANY AND THE VARIABLE ACCOUNT
&ltR&gt
Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies:  Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. &lt/R&gt

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
&ltR&gt
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account I that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. &lt/R&gt

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

&ltR&gtThe amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter. &lt/R&gt

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 2% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
&ltR&gt
During 2007 and 2008, commissions were paid of $155,455 and $1,588,455 respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.&lt/R&gt

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangements.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.   The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge.   We will deduct a charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

&ltR&gtFINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive.&lt/R&gt

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

&ltR&gtREPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, AIM V.I. Small Cap Equity Fund Sub-Account, AIM V.I. Dynamics Fund Sub-Account, Alger American Income and Growth Portfolio Sub-Account. Alger American Small Cap Growth Portfolio Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VPS Global Technology Portfolio Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, American Funds International Fund Class 2 Sub-Account, First Eagle Overseas Variable Fund Sub-Account, BlackRock Global Allocation V.I. Fund Sub-Account, Columbia Marsico 21st Century Fund Variable Series Class B Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus Investment Portfolio MidCap Stock Portfolio Sub-Account, Fidelity VIP Balanced Portfolio Service Class 2 Sub-Account, Fidelity VIP Mid Cap Portfolio Service Class 2 Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Index 500 Service Class 2 Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Fidelity VIP Freedom 2030 Portfolio Service Class 2 Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Franklin Templeton Founding Funds Allocation Fund Class 2 Sub-Account, Franklin Templeton VIP Franklin US Government Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs VIT Growth and Income Fund Sub-Account, Goldman Sachs VIT Strategic International Equity Fund Sub-Account, Goldman Sachs VIT Mid Cap Value Fund Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, Brandes International Equity Fund Sub-Account, Business Opportunity Value Fund Sub-Account, Frontier Capital Appreciation Fund Sub-Account, Turner Core Growth Fund Sub-Account, MFS Bond Portfolio S Class Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Growth Portfolio Sub-Account, MFS Emerging Markets Equity Portfolio S Class Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Research International Portfolio S Class Sub-Account, MFS Total Return Portfolio S Class Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio S Class Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio S Class Sub-Account, MFS Value Portfolio Sub-Account, OpCap Equity Portfolio Sub-Account, OpCap Mid Cap Portfolio Sub-Account, OpCap Small Cap Portfolio Sub-Account, OpCap Managed Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Global Securities Sub-Account, Oppenheimer Main Street Fund Sub-Account, PIMCO Commodity Real Return Strategy Portfolio Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO High Yield Portfolio Sub-Account, PIMCO Low Duration Portfolio Sub-Account. PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, DWS Small Cap Index VIP Sub-Account, DWS Dreman Small Mid Cap Value VIP Sub-Account, SC Ibbotson Moderate Fund Sub-Account, SC Ibbotson Balanced Fund Sub-Account, SC Ibbotson Growth Fund Sub-Account, SC PIMCO Total Return Fund Sub-Account, SC BlackRock Inflation Protected Bond Fund Sub-Account, SC AllianceBernstein International Value Fund Sub-Account, SC Davis Venture Value Fund Sub-Account, SC Global Real Estate Fund Sub-Account, SC Goldman Sachs Mid Cap Value Fund Sub-Account, SC Goldman Sachs Short Duration Fund Sub-Account, SC Investment Grade Bond Fund Sub-Account, SC Lord Abbett Growth & Income Fund Sub-Account, SC Money Market Fund Sub-Account, SC Oppenheimer Large Cap Core Fund Sub-Account, SC Oppenheimer Main Street Small Cap Fund Sub-Account, SC PIMCO High Yield Fund Sub-Account, SC WMC Blue Chip Mid Cap Fund Sub-Account, SC WMC Large Cap Growth Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, Van Kampen Life Insurance Trust Comstock Portfolio Class II Sub-Account, Van Kampen Life Insurance Trust Growth & Income Portfolio Sub-Account, UIF US Mid Cap Value Portfolio Class II Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account I (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund Sub-Account (AI1)	82,355	$2,180,395	$1,390,983
V.I. Core Equity Fund Sub-Account (AI3)	45,503	1,097,759	898,682
V.I. International Growth Fund Sub-Account (AI4)	298,773	8,478,760	5,823,084
V.I. Small Cap Equity Fund Sub-Account (ASC)	18,102	289,436	192,246
V.I. Dynamics Fund Sub-Account (IV1)	14,714	168,488	146,994
The Alger American Fund
Income and Growth Portfolio Sub-Account (AL2)	15,259	145,359	109,864
SmallCap Growth Portfolio Sub-Account (AL3)	4,049	67,641	71,178
Mid Cap Growth Portfolio Sub-Account (AL4)	38,231	685,011	269,149
AllianceBernstein Variable Product Series Fund, Inc.
Global Technology Portfolio Sub-Account (AN2)	8,798	122,841	93,876
Growth and Income Portfolio Sub-Account (AN3)	172,893	3,937,994	2,242,424
Wealth Appreciation Strategy Portfolio Sub-Account (AVW)	96	601	598
International Value Portfolio Sub-Account (IVB)	5,085	83,152	55,584
American Funds
International Fund Sub-Account (300)	1,440	16,315	17,559
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund Sub-Account (9XX)	312	3,594	3,524
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (MCC)	4,925	50,556	39,695
Delaware VIP Trust
VIP Growth Opportunities Series Sub-Account (DGO)	19,014	327,806	213,145
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	254,081	3,951,973	1,994,538
DWS Investments VIT Funds
DWS Small Cap Index VIP Sub-Account (SSC)	339,939	4,741,889	2,930,274
DWS Variable Series II
DWS Dreman Small Mid Cap Value VIP Portfolio Sub-Account (SCV)	238,795	3,729,328	1,893,647
Fidelity Variable Insurance Products Fund
Money Market Portfolio Sub-Account (FL5)	10,085,719	10,085,719	10,085,719
Overseas Portfolio Sub-Account (FL7)	433,771	8,398,060	5,257,309
Growth Portfolio Sub-Account (FL8)	67,302	2,449,827	1,579,581
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio Sub-Account (FL1)	3,257	73,169	49,310
Contrafund Portfolio Sub-Account (FL6)	367,644	10,508,480	5,635,977
Index 500 Portfolio Sub-Account (FL4)	91,800	12,909,720	9,087,324
Index 500 Portfolio Sub-Account (FIS)	4,878	609,938	480,503
Fidelity Variable Insurance Products Fund III
Balanced Portfolio Sub-Account (FVB)	681	6,495	6,636
Mid Cap Portfolio Sub-Account (FVM)	4,427	89,968	80,225
Fidelity Variable Insurance Products Fund V
Freedom 2020 Portfolio Sub-Account (F20)	3,991	38,221	30,694
Freedom 2030 Portfolio Sub-Account (F30)	9,488	81,512	67,457
First Eagle Variable Fund
First Eagle Overseas Variable Fund Sub-Account (SGI)	4,404	117,677	91,602
Franklin Templeton Variable Insurance Products Trust
Franklin Income Securities Fund Sub-Account (ISC)	2,108	35,131	23,906
Franklin Mutual Shares Securities Fund Sub-Account (FMS)	21,034	269,074	247,779
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	20,479	247,725	216,052
Franklin Strategic Income Securities Fund Sub-Account (SIC)	18	174	183
Franklin Templeton Founding Funds Allocation Fund Sub Account (S17)	-	-	-
Franklin US Government Fund Sub-Account (FGF)	4	49	51
Templeton Growth Securities Fund Sub-Account (FTG)	144,207	2,069,311	1,182,499
Templeton Foreign Securities Fund Sub-Account (FTI)	375,131	5,950,439	4,036,407

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value:	Shares	Cost	Value
Goldman Sachs Variable Insurance Trust
Structured Small Cap Equity Fund Sub-Account (GS2)	32,234	$423,193	$224,991
Structured US Equity Fund Sub-Account (GS3)	369,431	4,847,258	2,951,756
Growth and Income Fund Sub-Account (GS4)	37,218	481,569	296,626
International Equity Fund Sub-Account (GS5)	110,358	1,169,340	707,392
Mid Cap Value Fund Sub-Account (GS8)	46,144	711,370	399,609
Structured U.S. Equity Fund Sub-Account (GSE)	891	8,971	7,130
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	116,891	3,218,275	2,018,705
Mid Cap Value Portfolio Sub-Account (LA2)	220,916	4,287,132	2,321,832
M Fund Inc.
Brandes International Equity Fund Sub-Account (MBI)	11,769	140,051	111,098
Business Opportunity Value Fund Sub-Account (MBO)	11,197	94,324	86,107
Frontier Capital Appreciation Fund Sub-Account (MCA)	6,409	112,820	88,312
Turner Core Growth Fund Sub-Account (MTC)	9,706	122,121	94,145
MFS Variable Insurance Trust II
Bond Portfolio Sub-Account (MF7)	746	7,048	6,747
Capital Appreciation Portfolio Sub-Account (CAS)	9,738	159,490	138,869
Growth Portfolio Sub-Account (EGS)	16,447	221,788	230,099
Emerging Markets Equity Portfolio Sub-Account (EM1)	26,844	364,830	235,156
Government Securities Portfolio Sub-Account (GSS)	393,571	4,966,372	5,206,939
High Yield Portfolio Sub-Account (HYS)	416,073	2,680,582	1,764,149
Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	137,401	1,322,405	1,003,025
Blended Research Core Equity Portfolio Sub-Account (MIT)	57,049	1,710,841	1,300,722
New Discovery Portfolio Sub-Account (NWD)	113,254	1,640,008	947,939
Research International Portfolio Sub-Account (RI1)	317	3,736	3,115
Total Return Portfolio S Class Sub-Account (MFJ)	38	575	524
Total Return Portfolio Sub-Account (TRS)	287,084	5,232,863	3,970,374
Utilities Portfolio S Class Sub-Account (MFE)	1,895	37,518	29,235
Utilities Portfolio Sub-Account (UTS)	93,572	2,073,402	1,458,781
Value Portfolio S Class Sub-Account (MV1)	13,588	168,378	144,165
Value Portfolio Sub-Account (MVS)	181,228	3,141,204	1,939,141
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	16,253	671,375	417,219
Capital Appreciation Fund Sub-Account (OCA)	361	13,535	9,181
Global Securities Fund Sub-Account (OGG)	469	12,967	9,381
Main Street Fund Sub-Account (OMG)	4,575	97,890	65,977
PIMCO Variable Insurance Trust
Commodity Real Return Strategy Portfolio Sub-Account (PCR)	13,761	183,661	96,327
Emerging Markets Bond Portfolio Sub-Account (PMB)	255,208	3,364,588	2,633,743
High Yield Portfolio Sub-Account (PHY)	312,758	2,335,747	1,770,210
Low Duration Portfolio Sub-Account (PLD)	675,136	6,843,329	6,535,316
Real Return Porfolio Sub-Account (PRR)	194,585	2,403,021	2,191,030
Total Return Portfolio Sub-Account (PTR)	627,092	6,416,998	6,465,315
Premier VIT
OpCap Equity Portfolio Sub-Account (OP1)	11,783	386,154	208,080
OpCap Mid Cap Portfolio Sub-Account (OP2)	5,799	83,071	50,223
OpCap Small Cap Portfolio Sub-Account (OP3)	14,372	394,515	192,732
OpCap Managed Portfolio Sub-Account (OP4)	553	21,038	13,371

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value:	Shares	Cost	Value
Sun Capital Advisers Trust
SC Ibbotson Moderate Fund Sub-Account (111)	50	$451	$455
SC Ibbotson Balanced Fund Sub-Account (112)	1,146	9,983	10,396
SC Ibbotson Growth Sub-Account (113)	5,373	46,259	47,656
SC PIMCO Total Return Fund Sub-Account (114)	19,822	198,550	209,120
SC BlackRock Inflation Protected Bond Fund Sub-Account (115)	2,250	22,093	22,206
SC AllianceBernstein International Value Fund Sub-Account (118)	367	2,883	2,910
SC Davis Venture Value Fund Sub-Account (SC7)	390,920	4,603,682	3,260,273
Sun Capital Global Real Estate Fund Sub-Account (SC3)	244,076	4,517,191	2,194,245
SC Goldman Sachs Mid Cap Value Fund Sub Account (SGC)	14,462	135,831	100,219
SC Goldman Sachs Short Duration Fund Sub Account (SDC)	2,909	29,254	29,469
SC Investment Grade Bond Fund Sub-Account (SC2)	448,680	4,185,955	3,517,654
SC Lord Abbett Growth & Income Fund Class Sub-Account (SLC)	998	8,900	7,068
SC Money Market Fund Sub-Account (SC1)	4,636,358	4,636,360	4,636,358
SC Oppenheimer Large Cap Core Fund Sub-Account (SCM)	18,302	194,065	122,624
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	166,804	2,182,005	1,291,060
SC PIMCO High Yield Fund Sub-Account (SPC)	968	7,715	7,809
SC WMC Blue Chip Mid Cap Fund Sub-Account (SC5)	263,709	4,538,753	2,457,769
SC WMC Large Cap Growth Fund Sub-Account (LCG)	38,095	384,784	226,668
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	392,967	3,834,551	2,664,319
Universal Institutional Funds Inc.
US Mid Cap Value Portfolio Sub Account (VKC)	116	921	885
Van Kampen Life Insurance Trust
Van Kampen Life Investment Trust Comstock Portfolio Sub-Account (VLC)	75	634	617
LIT Growth & Income Portfolio Sub-Account (VGI)	45,688	914,993	627,746
Wanger Advisors Trust
Wanger USA Sub-Account (USC)	1,794	42,613	34,625

Total investments		177,093,366	126,363,197

Total assets		$177,093,366	$126,363,197

Liabilities
Payable to sponsor			$-

Total liabilities			$-

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets	Units	Value
AIM Variable Insurance Funds, Inc.
AI1	215,953	$1,390,983
AI3	117,454	898,682
AI4	561,397	5,823,084
ASC	28,622	192,246
IV1	23,954	146,994
The Alger American Fund
AL2	16,534	109,864
AL3	8,945	71,178
AL4	32,237	269,149
AllianceBernstein Variable Product Series Fund, Inc.
AN2	19,728	93,876
AN3	285,829	2,242,424
AVW	70	598
IVB	12,457	55,584
American Funds
300	1,967	17,559
BlackRock Variable Series Funds, Inc.
9XX	361	3,524
Columbia Funds Variable Insurance Trust
MCC	7,261	39,695
Delaware VIT Trust
DGO	21,467	213,145
Dreyfus Investment Portfolios
DMC	232,360	1,994,538
DWS Investments VIT Funds
SSC	218,757	2,930,274
DWS Variable Series II
SCV	164,139	1,893,647
Fidelity Variable Insurance Products Fund
FL5	818,161	10,085,719
FL7	543,229	5,257,309
FL8	259,518	1,579,581
Fidelity Variable Insurance Products Fund II
FL1	8,754	49,310
FL6	514,253	5,635,977
FL4	1,168,094	9,087,324
FIS	78,300	480,503
Fidelity Variable Insurance Products Fund III
FVB	749	6,636
FVM	13,697	80,225
Fidelity Variable Insurance Products Fund V
F20	4,652	30,694
F30	11,181	67,457
First Eagle Variable Fund
SGI	11,590	91,602
Franklin Templeton Variable Insurance Products Trust
ISC	3,457	23,906
FMS	40,432	247,779
FVS	33,311	216,052
SIC	21	183
S17	-	-
FGF	5	51
FTG	92,701	1,182,499
FTI	266,601	4,036,407

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets (continued)	Units	Value
Goldman Sachs Variable Insurance Trust
GS2	20,846	$224,991
GS3	398,331	2,951,756
GS4	31,950	296,626
GS5	94,587	707,392
GS8	39,338	399,609
GSE	1,179	7,130
Lord Abbett Series Fund, Inc.
LA1	217,139	2,018,705
LA2	261,371	2,321,832
M Fund Inc.
MBI	18,575	111,098
MBO	13,111	86,107
MCA	14,931	88,312
MTC	17,816	94,145
MFS Variable Insurance Trust II
MF7	757	6,747
CAS	24,206	138,869
EGS	34,499	230,099
EM1	54,247	235,156
GSS	343,412	5,206,939
HYS	165,713	1,764,149
MIS	162,098	1,003,025
MIT	166,813	1,300,722
NWD	141,555	947,939
RI1	551	3,115
MFJ	68	524
TRS	335,954	3,970,374
MFE	4,607	29,235
UTS	108,103	1,458,781
MV1	21,670	144,165
MVS	178,412	1,939,141
Oppenheimer Variable Account Funds
OCF	52,370	417,219
OCA	1,738	9,181
OGG	1,629	9,381
OMG	11,169	65,977
PIMCO Variable Insurance Trust
PCR	16,415	96,327
PMB	144,423	2,633,743
PHY	140,557	1,770,210
PLD	581,883	6,535,316
PRR	177,641	2,191,030
PTR	475,641	6,465,315
Premier VIT
OP1	23,710	208,080
OP2	2,862	50,223
OP3	13,861	192,732
OP4	1,437	13,371
Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets (continued)	Units	Value
Sun Capital Advisers Trust
111	48	$455
112	1,082	10,396
113	4,948	47,656
114	20,188	209,120
115	2,271	22,206
118	334	2,910
SC7	365,246	3,260,273
SC3	159,542	2,194,245
SGC	15,420	100,219
SDC	2,839	29,469
SC2	303,829	3,517,654
SLC	1,042	7,068
SC1	419,707	4,636,358
SCM	12,694	122,624
SCB	135,755	1,291,060
SPC	956	7,809
SC5	203,317	2,457,769
LCG	40,258	226,668
T. Rowe Price Equity Series, Inc.
TBC	305,007	2,664,319
Universal Institutional Funds Inc.
VKC	111	885
Van Kampen Life Insurance Trust
VLC	100	617
VGI	60,531	627,746
Wanger Advisors Trust
USC	5,890	34,625
Total net assets		$126,363,197

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AI1 Sub-Account	AI3 Sub-Account	AI4 Sub-Account
Income:
Dividend income	$-	$25,779	$44,806

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(11,153)	$31,295	$268,160
Realized gain distributions	-	-	108,347
Net realized (losses) gains	$(11,153)	$31,295	$376,507

Net change in unrealized appreciation/depreciation	$(1,159,332)	$(403,946)	$(4,251,615)

Net realized and change in unrealized losses	$(1,170,485)	$(372,651)	$(3,875,108)

Decrease in net assets from operations	$(1,170,485)	$(346,872)	$(3,830,302)

	ASC Sub-Account	IV1 Sub-Account	AL2 Sub-Account
Income:
Dividend income	$-	$-	$3,827

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(7,738)	$7,434	$(1,608)
Realized gain distributions	832	-	-
Net realized (losses) gains	$(6,906)	$7,434	$(1,608)

Net change in unrealized appreciation/ depreciation	$(87,057)	$(153,882)	$(90,016)

Net realized and change in unrealized losses	$(93,963)	$(146,448)	$(91,624)

Decrease in net assets from operations	$(93,963)	$(146,448)	$(87,797)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	AL3 Sub-Account	AL4 Sub-Account	AN2 Sub-Account
Income:
Dividend income	$-	$806	$-

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$6,354	$(66,159)	$2,755
Realized gain distributions	1,543	167,355	-
Net realized gains	$7,897	$101,196	$2,755

Net change in unrealized appreciation/depreciation	$(74,292)	$(486,880)	$(91,122)

Net realized and change in unrealized losses	$(66,395)	$(385,684)	$(88,367)

Decrease in net assets from operations	$(66,395)	$(384,878)	$(88,367)

	AN3 Sub-Account	AVW Sub-Account[1]	IVB Sub-Account
Income:
Dividend income	$54,627	$-	$32

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(78,230)	$-	$(5,736)
Realized gain distributions	563,643	-	226
Net realized gains (losses)	$485,413	$-	$(5,510)

Net change in unrealized appreciation/depreciation	$(2,116,118)	$(3)	$(27,567)

Net realized and change in unrealized losses	$(1,630,705)	$(3)	$(33,077)

Decrease in net assets from operations	$(1,576,078)	$(3)	$(33,045)

1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	300 Sub-Account[1]	9XX Sub-Account[1]	MCC Sub-Account
Income:
Dividend income	$447	$94	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of fund shares	$-	$444	$(2,335)
Realized gain distributions	-	18	313
Net realized gains (losses)	$-	$462	$(2,022)

Net change in unrealized appreciation/depreciation	$1,244	$(70)	$(10,860)

Net realized and change in unrealized gains (losses)	$1,244	$392	$(12,882)

Increase (decrease) in net assets from operations	$1,691	$486	$(12,882)

	DGO Sub-Account	DMC Sub-Account	SSC Sub-Account
Income:
Dividend income	$-	$27,071	$47,264

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(15,823)	$(161,944)	$6,549
Realized gain distributions	14,516	438,375	361,434
Net realized (losses) gains	$(1,307)	$276,431	$367,983

Net change in unrealized appreciation/depreciation	$(128,099)	$(1,615,607)	$(1,846,369)

Net realized and change in unrealized losses	$(129,406)	$(1,339,176)	$(1,478,386)

Decrease in net assets from operations	$(129,406)	$(1,312,105)	$(1,431,122)

1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SCV Sub-Account	FL5 Sub-Account	FL7 Sub-Account
Income:
Dividend income	$39,123	$290,296	$197,851

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(199,253)	$-	$187,547
Realized gain distributions	957,304	-	725,420
Net realized gains	$758,051	$-	$912,967

Net change in unrealized appreciation/depreciation	$(1,747,960)	$-	$(4,771,240)

Net realized and change in unrealized losses	$(989,909)	$-	$(3,858,273)

(Decrease) increase in net assets from operations	$(950,786)	$290,296	$(3,660,422)

	FL8 Sub-Account	FL1 Sub-Account[2]	FL6 Sub-Account
Income:
Dividend income	$18,283	$558	$73,424

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$80,801	$(1,900)	$(84,547)
Realized gain distributions	-	355	215,661
Net realized gains (losses)	$80,801	$(1,545)	$131,114

Net change in unrealized appreciation/depreciation	$(1,534,704)	$(23,859)	$(4,310,966)

Net realized and change in unrealized losses	$(1,453,903)	$(25,404)	$(4,179,852)

Decrease in net assets from operations	$(1,435,620)	$(24,846)	$(4,106,428)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FL4 Sub-Account	FIS Sub-Account[2]	FVB Sub-Account[1]
Income:
Dividend income	$264,239	$12,902	$37

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$96,926	$(960)	$-
Realized gain distributions	127,738	-	-
Net realized gains (losses)	$224,664	$(960)	$-

Net change in unrealized appreciation/depreciation	$(5,879,255)	$(129,435)	$141

Net realized and change in unrealized (losses) gains	$(5,654,591)	$(130,395)	$141

(Decrease) increase in net assets from operations	$(5,390,352)	$(117,493)	$178

	FVM Sub-Account[2]	F20 Sub-Account[2]	F30 Sub-Account[2]
Income:
Dividend income	$144	$957	1,913

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(2,188)	$(1,161)	(308)
Realized gain distributions	2,571	1,144	3,808
Net realized gains (losses)	$383	$(17)	3,500

Net change in unrealized appreciation/depreciation	$(9,743)	$(7,527)	(14,055)

Net realized and change in unrealized losses	$(9,360)	$(7,544)	(10,555)

Decrease in net assets from operations	$(9,216)	$(6,587)	(8,642)

[1]	For the period October 6, 2008 (commencement of operations) through December 31, 2008.

[2]	For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SGI Sub-Account	ISC Sub-Account[2]	FMS Sub-Account[2]

Income:
Dividend income	$1,337	$1,497	$91

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(877)	$(334)	$(721)
Realized gain distributions	10,817	627	129
Net realized gains (losses)	$9,940	$293	$(592)

Net change in unrealized appreciation/depreciation	$(26,075)	$(11,225)	$(21,295)

Net realized and change in unrealized losses	$(16,135)	$(10,932)	$(21,887)

Decrease in net assets from operations	$(14,798)	$(9,453)	$(21,796)

	FVS Sub-Account	SIC Sub-Account[2]	S17 Sub-Account[1]

Income:
Dividend income	$267	$-	$694

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(3,040)	$26	$(1,336)
Realized gain distributions	1,848	-	689
Net realized (losses) gains	$(1,192)	$26	$(647)

Net change in unrealized appreciation/depreciation	$(31,746)	$9	$-

Net realized and change in unrealized (losses) gains	$(32,938)	$35	$(647)

(Decrease) increase in net assets from operations	$(32,671)	$35	$47

 1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.
 2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FGF Sub-Account[2]	FTG Sub-Account	FTI Sub-Account

Income:
Dividend income	$-	$32,370	$131,375

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of fund shares	$-	$(19,359)	$156,818
Realized gain distributions	-	127,558	537,683
Net realized gains	$-	$108,199	$694,501

Net change in unrealized appreciation/depreciation	$2	$(1,036,778)	$(3,562,537)

Net realized and change in unrealized gains (losses)	$2	$(928,579)	$(2,868,036)

Increase (decrease) in net assets from operations	$2	$(896,209)	$(2,736,661)

	GS2 Sub-Account	GS3 Sub-Account	GS4 Sub-Account

Income:
Dividend income	$2,047	$65,413	$8,035

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(26,368)	$(8,155)	$(47,822)
Realized gain distributions	516	36,697	40
Net realized (losses) gains	$(25,852)	$28,542	$(47,782)

Net change in unrealized appreciation/depreciation	$(97,465)	$(1,743,863)	$(171,170)

Net realized and change in unrealized losses	$(123,317)	$(1,715,321)	$(218,952)

Decrease in net assets from operations	$(121,270)	$(1,649,908)	$(210,917)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GS5 Sub-Account	GS8 Sub-Account	GSE Sub-Account[2]

Income:
Dividend income	$31,645	$6,107	$136

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$16,852	$(107,809)	$(150)
Realized gain distributions	61,660	1,094	89
Net realized gains (losses)	$78,512	$(106,715)	$(61)

Net change in unrealized appreciation/depreciation	$(743,755)	$(191,958)	$(1,841)

Net realized and change in unrealized losses	$(665,243)	$(298,673)	$(1,902)

Decrease in net assets from operations	$(633,598)	$(292,566)	$(1,766)

	LA1 Sub-Account	LA2 Sub-Account	MBI Sub-Account

Income:
Dividend income	$41,409	$41,529	$4,381

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(67,104)	$(122,968)	$(4,069)
Realized gain distributions	9,694	138,772	8,501
Net realized (losses) gains	$(57,410)	$15,804	$4,432

Net change in unrealized appreciation/depreciation	$(1,093,741)	$(1,458,897)	$(28,953)

Net realized and change in unrealized losses	$(1,151,151)	$(1,443,093)	$(24,521)

Decrease in net assets from operations	$(1,109,742)	$(1,401,564)	$(20,140)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MBO Sub-Account[3]	MCA Sub-Account	MTC Sub-Account

Income:
Dividend income	$12	$-	$7

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,382)	$(3,150)	$(7,866)
Realized gain distributions	813	2,661	933
Net realized losses	$(569)	$(489)	$(6,933)

Net change in unrealized appreciation/depreciation	$(8,217)	$(24,506)	$(27,974)

Net realized and change in unrealized losses	$(8,786)	$(24,995)	$(34,907)

Decrease in net assets from operations	$(8,774)	$(24,995)	$(34,900)

	MF7 Sub-Account[2]	CAS Sub-Account	EGS Sub-Account

Income:
Dividend income	$-	$1,014	$913

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(178)	$8,382	$48,859
Realized gain distributions	-	-	-
Net realized (losses) gains	$(178)	$8,382	$48,859

Net change in unrealized appreciation/depreciation	$(301)	$(96,818)	$(208,859)

Net realized and change in unrealized losses	$(479)	$(88,436)	$(160,000)

Decrease in net assets from operations	$(479)	$(87,422)	$(159,087)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.
3 Fund open in prior year, first activity in current year.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	EM1 Sub-Account	GSS Sub-Account	HYS Sub-Account

Income:
Dividend income	$30	$260,016	$206,237

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(7,762)	$(15,608)	$(82,695)
Realized gain distributions	871	-	-
Net realized losses	$(6,891)	$(15,608)	$(82,695)

Net change in unrealized appreciation/depreciation	$(129,673)	$166,222	$(844,131)

Net realized and change in unrealized (losses) gains	$(136,564)	$150,614	$(926,826)

(Decrease) increase in net assets from operations	$(136,534)	$410,630	$(720,589)

	MIS Sub-Account	MIT Sub-Account	NWD Sub-Account

Income:
Dividend income	$8,617	$26,944	$-

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$9,379	$27,365	$(9,893)
Realized gain distributions	-	-	233,447
Net realized gains	$9,379	$27,365	$223,554

Net change in unrealized appreciation/depreciation	$(622,593)	$(770,596)	$(851,228)

Net realized and change in unrealized losses	$(613,214)	$(743,231)	$(627,674)

Decrease in net assets from operations	$(604,597)	$(716,287)	$(627,674)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	RI1 Sub-Account[2]	MFJ Sub-Account[2]	TRS Sub-Account

Income:
Dividend income	$-	$-	$162,776

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(131)	$(30)	$(7,321)
Realized gain distributions	-	-	343,675
Net realized (losses) gains	$(131)	$(30)	$336,354

Net change in unrealized appreciation/depreciation	$(621)	$(51)	$(1,646,203)

Net realized and change in unrealized losses	$(752)	$(81)	$(1,309,849)

Decrease in net assets from operations	$(752)	$(81)	$(1,147,073)

	MFE Sub-Account[2]	UTS Sub-Account	MV1 Sub-Account

Income:
Dividend income	$142	$35,079	$144

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,832)	$71,613	$(6,697)
Realized gain distributions	1,488	322,539	1,398
Net realized (losses) gains	$(344)	$394,152	$(5,299)

Net change in unrealized appreciation/depreciation	$(8,283)	$(1,265,566)	$(24,211)

Net realized and change in unrealized losses	$(8,627)	$(871,414)	$(29,510)

Decrease in net assets from operations	$(8,485)	$(836,335)	$(29,366)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MVS Sub-Account	OCF Sub-Account	OCA Sub-Account[2]

Income:
Dividend income	$46,042	$942	$-

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(125,596)	$6,765	$(319)
Realized gain distributions	385,915	-	-
Net realized gains (losses)	$260,319	$6,765	$(319)

Net change in unrealized appreciation/depreciation	$(1,324,960)	$(354,534)	$(4,354)

Net realized and change in unrealized losses	$(1,064,641)	$(347,769)	$(4,673)

Decrease in net assets from operations	$(1,018,599)	$(346,827)	$(4,673)

	OGG Sub-Account[2]	OMG Sub-Account[2]	PCR Sub-Account

Income:
Dividend income	$-	$-	3,565

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(141)	$(868)	(3,201)
Realized gain distributions	-	-	1,450
Net realized losses	$(141)	$(868)	(1,751)

Net change in unrealized appreciation/depreciation	$(3,586)	$(31,913)	(87,335)

Net realized and change in unrealized losses	$(3,727)	$(32,781)	(89,086)

Decrease in net assets from operations	$(3,727)	$(32,781)	(85,521)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PMB Sub-Account	PHY Sub-Account	PLD Sub-Account

Income:
Dividend income	$183,144	$134,105	276,461

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(16,755)	$(50,739)	(30,212)
Realized gain distributions	136,760	4,802	108,248
Net realized gains (losses)	$120,005	$(45,937)	78,036

Net change in unrealized appreciation/depreciation	$(747,079)	$(526,539)	(388,225)

Net realized and change in unrealized losses	$(627,074)	$(572,476)	(310,189)

Decrease in net assets from operations	$(443,930)	$(438,371)	(33,728)

	PRR Sub-Account	PTR Sub-Account	OP1 Sub-Account

Income:
Dividend income	$76,159	$277,734	2,424

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(42,065)	$(8,191)	(9,650)
Realized gain distributions	3,441	122,177	64,336
Net realized (losses) gains	$(38,624)	$113,986	54,686

Net change in unrealized appreciation/depreciation	$(213,311)	$(102,365)	(194,235)

Net realized and change in unrealized (losses) gains	$(251,935)	$11,621	(139,549)

(Decrease) increase in net assets from operations	$(175,776)	$289,355	(137,125)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account

Income:
Dividend income	$315	$-	562

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$89	$(13,976)	(804)
Realized gain distributions	7,635	68,115	1,571
Net realized gains	$7,724	$54,139	767

Net change in unrealized appreciation/depreciation	$(46,748)	$(198,005)	(7,447)

Net realized and change in unrealized losses	$(39,024)	$(143,866)	(6,680)

Decrease in net assets from operations	$(38,709)	$(143,866)	(6,118)

	111 Sub-Account[1]	112 Sub-Account[1]	113 Sub-Account[1]

Income:
Dividend income	$-	$-	$-

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of fund shares	$-	$1	$(4)
Realized gain distributions	-	-	-
Net realized gains (losses)	$-	$1	$(4)

Net change in unrealized appreciation/depreciation	$4	$413	$1,397

Net realized and change in unrealized gains	$4	$414	$1,393

Increase in net assets from operations	$4	$414	$1,393
1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	114 Sub-Account[1]	115 Sub-Account[1]	118 Sub-Account[1]

Income:
Dividend income	$367	$9	$6

Net realized and change in unrealized gains:
Net realized gains on sale of fund shares	$1,575	$14	$1
Realized gain distributions	34	-	-
Net realized gains	$1,609	$14	$1

Net change in unrealized appreciation/depreciation	$10,570	$113	$27

Net realized and change in unrealized gains	$12,179	$127	$28

Increase in net assets from operations	$12,546	$136	$34

	SC7 Sub-Account	SC3 Sub-Account	SGC Sub-Account[4]

Income:
Dividend income	$36,068	$80,341	$884

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$39,799	$46,420	$(2,033)
Realized gain distributions	41,686	311,900	-
Net realized gains (losses)	$81,485	$358,320	$(2,033)

Net change in unrealized appreciation/depreciation	$(2,053,691)	$(2,102,624)	$(35,612)

Net realized and change in unrealized losses	$(1,972,206)	$(1,744,304)	$(37,645)

Decrease in net assets from operations	$(1,936,138)	$(1,663,963)	$(36,761)

1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.
4 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SDC Sub-Account[4]	SC2 Sub-Account	SLC Sub-Account[4]
Income:
Dividend income	$75	$219,284	$64

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(25)	$(188,172)	$(15)
Realized gain distributions	30	-	-
Net realized gains (losses)	$5	$(188,172)	$(15)

Net change in unrealized appreciation/depreciation	$215	$(543,966)	$(1,832)

Net realized and change in unrealized gains (losses)	$220	$(732,138)	$(1,847)

Increase (decrease) in net assets from operations	$295	$(512,854)	$(1,783)

	SC1 Sub-Account	SCM Sub-Account	SCB Sub-Account

Income:
Dividend income	$74,053	$963	$4,805

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$-	$(9,658)	$(82,284)
Realized gain distributions	-	466	66,654
Net realized losses	$-	$(9,192)	$(15,630)

Net change in unrealized appreciation/depreciation	$-	$(48,317)	$(750,148)

Net realized and change in unrealized losses	$-	$(57,509)	$(765,778)

Increase (decrease) in net assets from operations	$74,053	$(56,546)	$(760,973)

4 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SPC Sub-Account[4]	SC5 Sub-Account	LCG Sub-Account
Income:
Dividend income	$30	$6,003	$-

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(50)	$(78,898)	$(6,734)
Realized gain distributions	15	709,375	48
Net realized (losses) gains	$(35)	$630,477	$(6,686)

Net change in unrealized appreciation/depreciation	$94	$(2,028,275)	$(163,595)

Net realized and change in unrealized gains (losses)	$59	$(1,397,798)	$(170,281)

Increase (decrease) in net assets from operations	$89	$(1,391,795)	$(170,281)

	TBC Sub-Account	VKC Sub-Account[1]	VLC Sub-Account[2]

Income:
Dividend income	$3,902	$-	$-

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$68,915	$(3)	$(31)
Realized gain distributions	-	-	-
Net realized gains (losses)	$68,915	$(3)	$(31)

Net change in unrealized appreciation/depreciation	$(1,912,423)	$(36)	$(17)

Net realized and change in unrealized losses	$(1,843,508)	$(39)	$(48)

Decrease in net assets from operations	$(1,839,606)	$(39)	$(48)

1 For the period October 6, 2008 (commencement of operations) through December 31, 2008.
 2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.
 4 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	VGI Sub-Account	USC Sub-Account[2]
Income:
Dividend income	$15,938	$-

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(12,742)	$(232)
Realized gain distributions	26,753	-
Net realized gains (losses)	$14,011	$(232)

Net change in unrealized appreciation/depreciation	$(324,997)	$(7,988)

Net realized and change in unrealized losses	$(310,986)	$(8,220)

Decrease in net assets from operations	$(295,048)	$(8,220)

2 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI1 Sub-Account		AI3 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$25,779	$13,486
Net realized gains (losses)	(11,153)	111,501	31,295	52,644
Net change in unrealized appreciation/ depreciation	(1,159,332)	189,802	(403,946)	31,180
(Decrease) increase in net assets from operations	$(1,170,485)	$301,303	$(346,872)	$97,310

Contract Owner Transactions:
Purchase payments received	$169,132	$169,546	$31,636	$(12)
Net transfers between Sub-Accounts
and/ or Fixed Account	(88,383)	830,543	176,210	(53,075)
Withdrawals and surrenders	(173,073)	(64,636)	(87,297)	(21,074)
Mortality and expense risk charges	(18,425)	(16,875)	(10,363)	(9,824)
Charges for life insurance protection and
monthly administration charge	(210,619)	(210,763)	(61,381)	(65,868)
Decrease in net assets operations
from contract transactions	$(321,368)	$707,815	$48,805	$(149,853)

(Decrease) increase in net assets	$(1,491,853)	$1,009,118	$(298,067)	$(52,543)

Net Assets:
Beginning of year	$2,882,836	$1,873,718	$1,196,749	$1,249,292
End of year	$1,390,983	$2,882,836	$898,682	$1,196,749

Unit Transactions:
Beginning of year	257,402	186,833	104,529	116,873
Purchased	21,814	16,904	8,378	(1)
Transferred between Sub-Accounts
and/ or Fixed Account	(11,399)	82,805	46,666	(4,372)
Withdrawn, surrendered, and redeemed
for contract charges	(51,864)	(29,140)	(42,119)	(7,971)
End of year	215,953	257,402	117,454	104,529

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI4 Sub-Account		ASC Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007[1]

Operations:
Net investment income	$44,806	$34,259	$-	$141
Net realized gains (losses)	376,507	682,900	(6,906)	9,875
Net change in unrealized appreciation/ depreciation	(4,251,615)	170,218	(87,057)	(10,133)
(Decrease) increase in net assets from operations	$(3,830,302)	$887,377	$(93,963)	$(117)

Contract Owner Transactions:
Purchase payments received	$1,101,536	$1,633,428	$-	$(8)
Net transfers between Sub-Accounts
and/ or Fixed Account	847,679	882,725	(4,075)	357,237
Withdrawals and surrenders	(255,352)	(284,672)	(18,703)	(18,554)
Mortality and expense risk charges	(61,486)	(48,299)	(2,202)	(1,937)
Charges for life insurance protection and
monthly administration charge	(501,853)	(440,287)	(13,847)	(11,585)
Decrease in net assets operations
from contract transactions	$1,130,524	$1,742,895	$(38,827)	$325,153

(Decrease) increase in net assets	$(2,699,778)	$2,630,272	$(132,790)	$325,036

Net Assets:
Beginning of year	$8,522,862	$5,892,590	$325,036	$-
End of year	$5,823,084	$8,522,862	$192,246	$325,036

Unit Transactions:
Beginning of year	440,852	351,267	33,240	-
Purchased	117,454	83,959	-	(1)
Transferred between Sub-Accounts
and/ or Fixed Account	90,386	45,372	(485)	36,520
Withdrawn, surrendered, and redeemed
for contract charges	(87,295)	(39,746)	(4,133)	(3,279)
End of year	561,397	440,852	28,622	33,240

1 For the period April 26, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IV1 Sub-Account		AL2 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$3,827	$2,122
Net realized gains (losses)	7,434	24,185	(1,608)	3,387
Net change in unrealized appreciation/ depreciation	(153,882)	14,256	(90,016)	20,577
(Decrease) increase in net assets from operations	$(146,448)	$38,441	$(87,797)	$26,086

Contract Owner Transactions:
Purchase payments received	$-	$-	$273	$(7)
Net transfers between Sub-Accounts
and/ or Fixed Account	(1,015)	(5,697)	(41,140)	(6,028)
Withdrawals and surrenders	(3,802)	(16,734)	(12,758)	(90)
Mortality and expense risk charges	(2,937)	(2,827)	(2,842)	(3,521)
Charges for life insurance protection and
monthly administration charge	(13,988)	(18,934)	(14,277)	(15,239)
Decrease in net assets operations
from contract transactions	$(21,742)	$(44,192)	$(70,744)	$(24,885)

(Decrease) increase in net assets	$(168,190)	$(5,751)	$(158,541)	$1,201

Net Assets:
Beginning of year	$315,184	$320,935	$268,405	$267,204
End of year	$146,994	$315,184	$109,864	$268,405

Unit Transactions:
Beginning of year	26,669	30,465	23,752	25,907
Purchased	-	-	28	(1)
Transferred between Sub-Accounts
and/ or Fixed Account	(127)	(489)	(4,198)	(522)
Withdrawn, surrendered, and redeemed
for contract charges	(2,588)	(3,307)	(3,048)	(1,632)
End of year	23,954	26,669	16,534	23,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AL3 Sub-Account		AL4 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$806	$-
Net realized gains	7,897	5,722	101,196	67,828
Net change in unrealized appreciation/ depreciation	(74,292)	18,162	(486,880)	61,976
(Decrease) increase in net assets from operations	$(66,395)	$23,884	$(384,878)	$129,804

Contract Owner Transactions:
Purchase payments received	$(24)	$-	$74,348	$47,437
Net transfers between Sub-Accounts
and/ or Fixed Account	(5,264)	(422)	(4,850)	177,716
Withdrawals and surrenders	(759)	(15)	(10,005)	(45,626)
Mortality and expense risk charges	(1,494)	(1,557)	(4,328)	(3,698)
Charges for life insurance protection and
monthly administration charge	(9,430)	(10,028)	(32,075)	(30,562)
(Decrease) increase in net assets
from contract transactions	$(16,971)	$(12,022)	$23,090	$145,267

(Decrease) increase in net assets	$(83,366)	$11,862	$(361,788)	$275,071

Net Assets:
Beginning of year	$154,544	$142,682	$630,937	$355,866
End of year	$71,178	$154,544	$269,149	$630,937

Unit Transactions:
Beginning of year	10,379	11,152	31,471	23,352
Purchased	(2)	-	2,467	2,651
Transferred between Sub-Accounts
and/ or Fixed Account	(445)	(27)	(161)	9,933
Withdrawn, surrendered, and redeemed
for contract charges	(987)	(746)	(1,540)	(4,465)
End of year	8,945	10,379	32,237	31,471

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AN2 Sub-Account		AN3 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$54,627	$48,413
Net realized gains	2,755	3,170	485,413	470,230
Net change in unrealized appreciation/ depreciation	(91,122)	29,984	(2,116,118)	(320,235)
(Decrease) increase in net assets from operations	$(88,367)	$33,154	$(1,576,078)	$198,408

Contract Owner Transactions:
Purchase payments received	$(9)	$-	$462,197	$569,008
Net transfers between Sub-Accounts
and/ or Fixed Account	(795)	-	(168,665)	(714,017)
Withdrawals and surrenders	(3,148)	(500)	(112,927)	(310,071)
Mortality and expense risk charges	(1,477)	(1,247)	(35,670)	(35,121)
Charges for life insurance protection and
monthly administration charge	(6,989)	(7,633)	(243,738)	(294,080)
Decrease in net assets operations
from contract transactions	$(12,418)	$(9,380)	$(98,803)	$(784,281)

(Decrease) increase in net assets	$(100,785)	$23,774	$(1,674,881)	$(585,873)

Net Assets:
Beginning of year	$194,661	$170,887	$3,917,305	$4,503,178
End of year	$93,876	$194,661	$2,242,424	$3,917,305

Unit Transactions:
Beginning of year	21,491	22,621	296,128	356,895
Purchased	(1)	-	48,178	44,087
Transferred between Sub-Accounts
and/ or Fixed Account	(113)	-	(17,581)	(55,323)
Withdrawn, surrendered, and redeemed
for contract charges	(1,649)	(1,130)	(40,896)	(49,531)
End of year	19,728	21,491	285,829	296,128

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AVW Sub-Account		IVB Sub-Account

	Period Ended December 31, 2008 [3]	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]

Operations:
Net investment income	$-	$-	$32	$-
Net realized losses	-	-	(5,510)	-
Net change in unrealized appreciation/ depreciation	(3)	-	(27,567)	(1)
Decrease in net assets operations from operations	$(3)	$-	$(33,045)	$(1)

Contract Owner Transactions:
Purchase payments received	$-	$-	$52,331	$470
Net transfers between Sub-Accounts
and/ or Fixed Account	601	-	40,778	-
Withdrawals and surrenders	-	-	(2)	3
Mortality and expense risk charges	-	-	(112)	(1)
Charges for life insurance protection and
monthly administration charge	-	-	(4,534)	(303)
Increase in net assets
from contract transactions	$601	$-	$88,461	$169

Increase in net assets	$598	$-	$55,416	$168

Net Assets:
Beginning of year	$-	$-	$168	$-
End of year	$598	$-	$55,584	$168

Unit Transactions:
Beginning of year	-	-	18	-
Purchased	-	-	7,358	49
Transferred between Sub-Accounts
and/ or Fixed Account	70	-	5,734	-
Withdrawn, surrendered, and redeemed
for contract charges	-	-	(653)	(31)
End of year	70	-	12,457	18

[2]	For the period November 16, 2007 (commencement of operations) through December 31, 2007.
[3]	For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	300 Sub-Account		9XX Sub-Account

	Period Ended December 31, 2008 [3]	Year Ended December 31, 2007	Period Ended December 31, 2008 [3]	Year Ended December 31, 2007

Operations:
Net investment income	$447	$-	$94	$-
Net realized gains	-	-	462	-
Net change in unrealized appreciation/ depreciation	1,244	-	(70)	-
Increase in net assets from operations	$1,691	$-	$486	$-

Contract Owner Transactions:
Purchase payments received	$16,000	$-	$656	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	-	-	2,495	-
Withdrawals and surrenders	(1)	-	-	-
Mortality and expense risk charges	(2)	-	(7)	-
Charges for life insurance protection and
monthly administration charge	(129)	-	(106)	-
Increase in net assets
from contract transactions	$15,868	$-	$3,038	$-

Increase in net assets	$17,559	$-	$3,524	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$17,559	$-	$3,524	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,983	-	78	-
Transferred between Sub-Accounts
and/ or Fixed Account	-	-	296	-
Withdrawn, surrendered, and redeemed
for contract charges	(16)	-	(13)	-
End of year	1,967	-	361	-

 3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MCC Sub-Account		DGO Sub-Account

	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$-	$-
Net realized (losses) gains	(2,022)	-	(1,307)	1,400
Net change in unrealized appreciation/ depreciation	(10,860)	(1)	(128,099)	11,724
(Decrease) increase in net assets from operations	$(12,882)	$(1)	$(129,406)	$13,124

Contract Owner Transactions:
Purchase payments received	$33,052	$471	$27,283	$26,617
Net transfers between Sub-Accounts
and/ or Fixed Account	22,070	-	200,570	3,645
Withdrawals and surrenders	-	1	(13,348)	(376)
Mortality and expense risk charges	(65)	(1)	(2,417)	(1,539)
Charges for life insurance protection and
monthly administration charge	(2,647)	(303)	(13,058)	(8,803)
Increase in net assets
from contract transactions	$52,410	$168	$199,030	$19,544

Increase in net assets	$39,528	$167	$69,624	$32,668

Net Assets:
Beginning of year	$167	$-	$143,521	$110,853
End of year	$39,695	$167	$213,145	$143,521

Unit Transactions:
Beginning of year	17	-	8,594	7,498
Purchased	4,568	47	1,765	1,493
Transferred between Sub-Accounts
and/ or Fixed Account	3,051	-	12,972	204
Withdrawn, surrendered, and redeemed
for contract charges	(375)	(30)	(1,864)	(601)
End of year	7,261	17	21,467	8,594
 2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DMC Sub-Account		SSC Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$27,071	$16,140	$47,264	$22,028
Net realized gains	276,431	590,964	367,983	337,966
Net change in unrealized appreciation/ depreciation	(1,615,607)	(510,041)	(1,846,369)	(487,592)
(Decrease) increase in net assets from operations	$(1,312,105)	$97,063	$(1,431,122)	$(127,598)

Contract Owner Transactions:
Purchase payments received	$408,377	$502,606	$388,208	$506,593
Net transfers between Sub-Accounts
and/ or Fixed Account	17,808	(781,090)	272,439	763,667
Withdrawals and surrenders	(116,286)	(423,477)	(39,874)	(196,772)
Mortality and expense risk charges	(22,945)	(26,553)	(30,092)	(26,986)
Charges for life insurance protection and
monthly administration charge	(217,293)	(253,486)	(265,992)	(247,658)
Increase (decrease) in net assets
from contract transactions	$69,661	$(982,000)	$324,689	$798,844

(Decrease) increase in net assets	$(1,242,444)	$(884,937)	$(1,106,433)	$671,246

Net Assets:
Beginning of year	$3,236,982	$4,121,919	$4,036,707	$3,365,461
End of year	$1,994,538	$3,236,982	$2,930,274	$4,036,707

Unit Transactions:
Beginning of year	224,645	289,998	185,951	151,365
Purchased	45,228	33,448	39,224	21,933
Transferred between Sub-Accounts
and/ or Fixed Account	1,972	(51,982)	27,527	33,063
Withdrawn, surrendered, and redeemed
for contract charges	(39,485)	(46,819)	(33,945)	(20,410)
End of year	232,360	224,645	218,757	185,951

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCV Sub-Account		FL5 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$39,123	$20,985	$290,296	$480,354
Net realized gains	758,051	337,609	-	-
Net change in unrealized appreciation/ depreciation	(1,747,960)	(315,998	-	-
(Decrease) increase in net assets from operations	$(950,786)	$42,596	$290,296	$480,354

Contract Owner Transactions:
Purchase payments received	$273,813	$526,162	$1,456,482	$2,026,625
Net transfers between Sub-Accounts
and/ or Fixed Account	65,009	327,822	(177,087)	(1,479,264)
Withdrawals and surrenders	(23,896)	(22,019	(482,592)	(280,979)
Mortality and expense risk charges	(15,414)	(15,512	(126,357)	(100,359)
Charges for life insurance protection and
monthly administration charge	(141,940)	(123,038	(835,672)	(836,275)
Increase (decrease) in net assets
from contract transactions	$157,572	$693,415	$(165,226)	$(670,252)

(Decrease) increase in net assets	$(793,214)	$736,011	$125,070	$(189,898)

Net Assets:
Beginning of year	$2,686,861	$1,950,850	$9,960,649	$10,150,547
End of year	$1,893,647	$2,686,861	$10,085,719	$9,960,649

Unit Transactions:
Beginning of year	155,065	116,029	831,604	890,859
Purchased	15,768	29,621	118,502	179,168
Transferred between Sub-Accounts
and/ or Fixed Account	3,744	18,455	(14,408)	(130,777)
Withdrawn, surrendered, and redeemed
for contract charges	(10,438)	(9,040	(117,537)	(107,646)
End of year	164,139	155,065	818,161	831,604

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL7 Sub-Account		FL8 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$197,851	$215,866	$18,283	$15,001
Net realized gains	912,967	941,896	80,801	101,404
Net change in unrealized appreciation/ depreciation	(4,771,240)	(94,413)	(1,534,704)	497,530
(Decrease) increase in net assets from operations	$(3,660,422)	$1,063,349	$(1,435,620)	$613,935

Contract Owner Transactions:
Purchase payments received	$963,905	$778,122	$306,696	$365,781
Net transfers between Sub-Accounts
and/ or Fixed Account	1,431,053	200,357	28,102	116,431
Withdrawals and surrenders	(186,515)	(545,121)	(115,184)	(65,321)
Mortality and expense risk charges	(49,369)	(41,604)	(14,891)	(16,036)
Charges for life insurance protection and
monthly administration charge	(460,898)	(442,399)	(153,709)	(143,933)
Increase (decrease) in net assets
from contract transactions	$1,698,176	$(50,645)	$51,014	$256,922

(Decrease) increase in net assets	$(1,962,246)	$1,012,704	$(1,384,606)	$870,857

Net Assets:
Beginning of year	$7,219,555	$6,206,851	$2,964,187	$2,093,330
End of year	$5,257,309	$7,219,555	$1,579,581	$2,964,187

Unit Transactions:
Beginning of year	418,763	421,594	256,969	228,802
Purchased	70,648	43,495	15,324	40,101
Transferred between Sub-Accounts
and/ or Fixed Account	104,888	11,199	1,404	12,765
Withdrawn, surrendered, and redeemed
for contract charges	(51,070)	(57,525)	(14,179)	(24,699)
End of year	543,229	418,763	259,518	256,969

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL1 Sub-Account		FL6 Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$558	$-	$73,424	$75,035
Net realized (losses) gains	(1,545)	-	131,114	2,559,595
Net change in unrealized appreciation/ depreciation	(23,859)	-	(4,310,966)	(1,312,157
(Decrease) increase in net assets from operations	$(24,846)	$-	$(4,106,428)	$1,322,473

Contract Owner Transactions:
Purchase payments received	$66,934	$-	$791,675	$1,381,031
Net transfers between Sub-Accounts
and/ or Fixed Account	12,802	-	189,292	706,315
Withdrawals and surrenders	-	-	(139,209)	(162,796
Mortality and expense risk charges	(85)	-	(59,008)	(55,267
Charges for life insurance protection and
monthly administration charge	(5,495)	-	(509,482)	(453,118
Increase in net assets
from contract transactions	$74,156	$-	$273,268	$1,416,165

Increase (decrease) in net assets	$49,310	$-	$(3,833,160)	$2,738,638

Net Assets:
Beginning of year	$-	$-	$9,469,137	$6,730,499
End of year	$49,310	$-	$5,635,977	$9,469,137

Unit Transactions:
Beginning of year	-	-	495,829	414,771
Purchased	7,902	-	53,376	79,047
Transferred between Sub-Accounts
and/ or Fixed Account	1,511	-	12,762	40,428
Withdrawn, surrendered, and redeemed
for contract charges	(659)	-	(47,714)	(38,417
End of year	8,754	-	514,253	495,829

4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL4 Sub-Account		FIS Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$264,239	$509,547	$12,902	$-
Net realized gains (losses)	224,664	822,145	(960)	-
Net change in unrealized appreciation/ depreciation	(5,879,255)	(628,330)	(129,435)	-
(Decrease) increase in net assets operations from operations	$(5,390,352)	$703,362	$(117,493)	$-

Contract Owner Transactions:
Purchase payments received	$1,362,863	$1,691,601	$7,028	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	178,849	(675,621)	595,446	-
Withdrawals and surrenders	(506,104)	(584,042)	1	-
Mortality and expense risk charges	(101,548)	(104,815)	(411)	-
Charges for life insurance protection and
monthly administration charge	(962,231)	(1,027,851)	(4,068)	-
(Decrease) increase in net assets
from contract transactions	$(28,171)	$(700,728)	$597,996	$-

Decrease (increase) in net assets	$(5,418,523)	$2,634	$480,503	$-

Net Assets:
Beginning of year	$14,505,847	$14,503,213	$-	$-
End of year	$9,087,324	$14,505,847	$480,503	$-

Unit Transactions:
Beginning of year	1,173,459	1,235,790	-	-
Purchased	259,558	150,472	920	-
Transferred between Sub-Accounts
and/ or Fixed Account	34,062	(60,098)	77,966	-
Withdrawn, surrendered, and redeemed
for contract charges	(298,985)	(152,705)	(586)	-
End of year	1,168,094	1,173,459	78,300	-

4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVB Sub-Account		FVM Sub-Account

	Period Ended December 31, 2008[3]	Year Ended December 31, 2007	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$37	$-	$144	$-
Net realized gains	-	-	383	-
Net change in unrealized appreciation/ depreciation	141	-	(9,743)	-
Increase (decrease) in net assets from operations	$178	$-	$(9,216)	$-

Contract Owner Transactions:
Purchase payments received	$4,334	$-	$17,354	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	2,125	-	75,387	-
Withdrawals and surrenders	(1)	-	1	-
Mortality and expense risk charges	-	-	(55)	-
Charges for life insurance protection and
monthly administration charge	-	-	(3,246)	-
Increase in net assets
from contract transactions	$6,458	$-	$89,441	$-

Increase in net assets	$6,636	$-	$80,225	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$6,636	$-	$80,225	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	503	-	2,658	-
Transferred between Sub-Accounts
and/ or Fixed Account	246	-	11,545	-
Withdrawn, surrendered, and redeemed
for contract charges	-	-	(506)	-
End of year	749	-	13,697	-

 3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.
4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F20 Sub-Account		F30 Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$957	$-	$1,913	$-
Net realized (losses) gains	(17)	-	3,500	-
Net change in unrealized appreciation/ depreciation	(7,527)	-	(14,055)	-
Decrease in net assets operations from operations	$(6,587)	$-	$(8,642)	$-

Contract Owner Transactions:
Purchase payments received	$40,771	$-	$9,847	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	4,283	-	66,707	-
Withdrawals and surrenders	(2)	-	-	-
Mortality and expense risk charges	(16)	-	(28)	-
Charges for life insurance protection and
monthly administration charge	(7,755)	-	(427)	-
Increase in net assets
from contract transactions	$37,281	$-	$76,099	$-

Increase in net assets	$30,694	$-	$67,457	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$30,694	$-	$67,457	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	5,088	-	1,447	-
Transferred between Sub-Accounts
and/ or Fixed Account	534	-	9,801	-
Withdrawn, surrendered, and redeemed
for contract charges	(970)	-	(67)	-
End of year	4,652	-	11,181	-

 4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SGI Sub-Account		ISC Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]

Operations:
Net investment income	$1,337	$-	$1,497	$-
Net realized gains	9,940	-	293	-
Net change in unrealized appreciation/ depreciation	(26,075)	-	(11,225)	-
Decrease in net assets operations from operations	$(14,798)	$-	$(9,435)	$-

Contract Owner Transactions:
Purchase payments received	$92,078	$-	$2,765	$31,870
Net transfers between Sub-Accounts
and/ or Fixed Account	18,976	-	-	-
Withdrawals and surrenders	-	-	(1)	-
Mortality and expense risk charges	(103)	-	(58)	(5)
Charges for life insurance protection and
monthly administration charge	(4,551)	-	(1,053)	(177)
Increase in net assets
from contract transactions	$106,400	$-	$1,653	$31,688

Increase (decrease) in net assets	$91,602	$-	$(7,782)	$31,688

Net Assets:
Beginning of year	$-	$-	$31,688	$-
End of year	$91,602	$-	$23,906	$31,688

Unit Transactions:
Beginning of year	-	-	3,224	-
Purchased	10,030	-	390	3,243
Transferred between Sub-Accounts
and/ or Fixed Account	2,067	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(507)	-	(157)	(19)
End of year	11,590	-	3,457	3,224

2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.
4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FMS Sub-Account		FVS Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]

Operations:
Net investment income	$91	$-	$267	$-
Net realized losses	(592)	-	(1,192)	(1)
Net change in unrealized appreciation/ depreciation	(21,295)	-	(31,746)	73
(Decrease) increase in net assets from operations	$(21,796)	$-	$(32,671)	$72

Contract Owner Transactions:
Purchase payments received	$29,798	$-	$32,631	$11,173
Net transfers between Sub-Accounts
and/ or Fixed Account	241,510	-	213,691	-
Withdrawals and surrenders	(1)	-	(1)	1
Mortality and expense risk charges	(134)	-	(132)	(3)
Charges for life insurance protection and
monthly administration charge	(1,598)	-	(8,296)	(413)
Increase in net assets
from contract transactions	$269,575	$-	$237,893	$10,758

Increase in net assets	$247,779	$-	$205,222	$10,830

Net Assets:
Beginning of year	$-	$-	$10,830	$-
End of year	$247,779	$-	$216,052	$10,830

Unit Transactions:
Beginning of year	-	-	1,119	-
Purchased	4,469	-	4,416	1,162
Transferred between Sub-Accounts
and/ or Fixed Account	36,223	-	28,917	-
Withdrawn, surrendered, and redeemed
for contract charges	(260)	-	(1,141)	(43)
End of year	40,432	-	33,311	1,119

2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.
4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SIC Sub-Account		S17 Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Period Ended December 31, 2008 [3]	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$694	$-
Net realized gains (losses)	26	-	(647)	-
Net change in unrealized appreciation/ depreciation	9	-	-	-
Increase in net assets from operations	$35	$-	$47	$-

Contract Owner Transactions:
Purchase payments received	$(26)	$-	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	186	-	19	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	-	(8)	-
Charges for life insurance protection and
monthly administration charge	(12)	-	(58)	-
Increase (decrease) in net assets
from contract transactions	$148	$-	$(47)	$-

Increase in net assets from operations	$183	$-	$-	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$183	$-	$-	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	(4)	-	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	27	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(2)	-	-	-
End of year	21	-	-	-

3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.
4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FGF Sub-Account		FTG Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$32,370	$29,488
Net realized gains	-	-	108,199	148,375
Net change in unrealized appreciation/ depreciation	2	-	(1,036,778)	(143,549)
Increase (decrease) in net assets from operations	$2	$-	$(896,209)	$34,314

Contract Owner Transactions:
Purchase payments received	$-	$-	$177,634	$184,707
Net transfers between Sub-Accounts
and/ or Fixed Account	54	-	(132,282)	298,632
Withdrawals and surrenders	-	-	(23,346)	(53,330)
Mortality and expense risk charges	-	-	(16,208)	(12,924)
Charges for life insurance protection and
monthly administration charge	(5)	-	(104,773)	(110,267)
Increase (decrease) in net assets
from contract transactions	$49	$-	$(98,975)	$306,818

Increase (decrease) in net assets	$51	$-	$(995,184)	$341,132

Net Assets:
Beginning of year	$-	$-	$2,177,683	$1,836,551
End of year	$51	$-	$1,182,499	$2,177,683

Unit Transactions:
Beginning of year	-	-	98,456	84,981
Purchased	-	-	10,329	8,112
Transferred between Sub-Accounts
and/ or Fixed Account	6	-	(7,692)	13,115
Withdrawn, surrendered, and redeemed
for contract charges	(1)	-	(8,392)	(7,752)
End of year	5	-	92,701	98,456
 4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTI Sub-Account		GS2 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$131,375	$130,793	$2,047	$1,493
Net realized gains (losses)	694,501	739,525	(25,852)	44,797
Net change in unrealized appreciation/ depreciation	(3,562,537)	80,959	(97,465)	(114,331)
(Decrease) increase in net assets from operations	$(2,736,661)	$951,277	$(121,270)	$(68,041)

Contract Owner Transactions:
Purchase payments received	$596,224	$766,432	$29,079	$31,879
Net transfers between Sub-Accounts
and/ or Fixed Account	(270,821)	(608,096)	3,041	40,712
Withdrawals and surrenders	(100,773)	(297,789)	(11,790)	(17,157)
Mortality and expense risk charges	(38,223)	(39,719)	(1,656)	(2,164)
Charges for life insurance protection and
monthly administration charge	(377,150)	(386,355)	(22,798)	(21,404)
(Decrease) increase in net assets
from contract transactions	$(190,743)	$(565,527)	$(4,124)	$31,866

(Decrease) increase in net assets	$(2,927,404)	$385,750	$(125,394)	$(36,175)

Net Assets:
Beginning of year	$6,963,811	$6,578,061	$350,385	$386,560
End of year	$4,036,407	$6,963,811	$224,991	$350,385

Unit Transactions:
Beginning of year	274,235	299,049	21,273	19,409
Purchased	23,862	33,630	3,011	1,865
Transferred between Sub-Accounts
and/ or Fixed Account	(10,839)	(26,682)	315	2,382
Withdrawn, surrendered, and redeemed
for contract charges	(20,657)	(31,762)	(3,753)	(2,383)
End of year	266,601	274,235	20,846	21,273

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS3 Sub-Account		GS4 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$65,413	$41,428	$8,035	$10,897
Net realized gains (losses)	28,542	356,352	(47,782)	74,823
Net change in unrealized appreciation/ depreciation	(1,743,863)	(474,130)	(171,170)	(78,422)
(Decrease) increase in net assets from operations	$(1,649,908)	$(76,350)	$(210,917)	$7,298

Contract Owner Transactions:
Purchase payments received	$372,041	$339,638	$81,579	$67,761
Net transfers between Sub-Accounts
and/ or Fixed Account	835,200	2,039,360	7,614	(395)
Withdrawals and surrenders	(85,884)	(81,314)	(128,626)	144
Mortality and expense risk charges	(44,306)	(31,741)	(2,716)	(3,344)
Charges for life insurance protection and
monthly administration charge	(215,592)	(154,044)	(37,543)	(41,236)
Increase (decrease) in net assets
from contract transactions	$861,459	$2,111,899	$(79,692)	$22,930

(Decrease) increase in net assets	$(788,449)	$2,035,549	$(290,609)	$30,228

Net Assets:
Beginning of year	$3,740,205	$1,704,656	$587,235	$557,007
End of year	$2,951,756	$3,740,205	$296,626	$587,235

Unit Transactions:
Beginning of year	318,747	144,902	41,513	39,319
Purchased	34,370	27,958	9,790	6,484
Transferred between Sub-Accounts
and/ or Fixed Account	77,158	167,874	914	(38)
Withdrawn, surrendered, and redeemed
for contract charges	(31,944)	(21,987)	(20,267)	(4,252)
End of year	398,331	318,747	31,950	41,513

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS5 Sub-Account		GS8 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$31,645	$18,221	$6,107	$7,314
Net realized gains (losses)	78,512	219,914	(106,715)	150,524
Net change in unrealized appreciation/ depreciation	(743,755)	(134,686)	(191,958)	(116,574)
(Decrease) increase in net assets from operations	$(633,598)	$103,449	$(292,566)	$41,264

Contract Owner Transactions:
Purchase payments received	$87,633	$86,852	$4,283	$468
Net transfers between Sub-Accounts
and/ or Fixed Account	76,589	(2,838)	(125,477)	(156,871)
Withdrawals and surrenders	(86,337)	(59,410)	(39,093)	(3,723)
Mortality and expense risk charges	(5,741)	(7,634)	(5,138)	(7,193)
Charges for life insurance protection and
monthly administration charge	(89,718)	(89,291)	(43,799)	(58,975)
Decrease in net assets operations
from contract transactions	$(17,574)	$(72,321)	$(209,224)	$(226,294)

(Decrease) increase in net assets	$(651,172)	$31,128	$(501,790)	$(185,030)

Net Assets:
Beginning of year	$1,358,564	$1,327,436	$901,399	$1,086,429
End of year	$707,392	$1,358,564	$399,609	$901,399

Unit Transactions:
Beginning of year	97,648	102,983	55,785	68,934
Purchased	15,264	6,408	337	27
Transferred between Sub-Accounts
and/ or Fixed Account	13,340	(209)	(9,864)	(9,115)
Withdrawn, surrendered, and redeemed
for contract charges	(31,665)	(11,534)	(6,920)	(4,061)
End of year	94,587	97,648	39,338	55,785

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GSE Sub-Account		LA1 Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$136	$-	$41,409	$32,761
Net realized (losses) gains	(61)	-	(57,410)	217,712
Net change in unrealized appreciation/ depreciation	(1,841)	-	(1,093,741)	(177,892)
(Decrease) increase in net assets from operations	$(1,766)	$-	$(1,109,742)	$72,581

Contract Owner Transactions:
Purchase payments received	$9,941	$-	$315,965	$289,935
Net transfers between Sub-Accounts
and/ or Fixed Account	-	-	406,352	904,589
Withdrawals and surrenders	-	-	(19,389)	(9,914)
Mortality and expense risk charges	(4)	-	(27,419)	(22,883)
Charges for life insurance protection and
monthly administration charge	(1,041)	-	(185,690)	(137,498)
Increase in net assets
from contract transactions	$8,896	$-	$489,819	$1,024,229

Increase (decrease) in net assets	$7,130	$-	$(619,923)	$1,096,810

Net Assets:
Beginning of year	$-	$-	$2,638,628	$1,541,818
End of year	$7,130	$-	$2,018,705	$2,638,628

Unit Transactions:
Beginning of year	-	-	180,307	108,969
Purchased	1,317	-	23,759	20,194
Transferred between Sub-Accounts
and/ or Fixed Account	-	-	30,556	63,005
Withdrawn, surrendered, and redeemed
for contract charges	(138)	-	(17,483)	(11,861)
End of year	1,179	-	217,139	180,307

4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA2 Sub-Account		MBI Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]

Operations:
Net investment income	$41,529	$13,854	$4,381	$-
Net realized gains	15,804	440,123	4,432	-
Net change in unrealized appreciation/ depreciation	(1,458,897)	(541,824)	(28,953)	-
Decrease in net assets operations from operations	$(1,401,564)	$(87,847)	$(20,140)	$-

Contract Owner Transactions:
Purchase payments received	$420,372	$372,871	$20,925	$471
Net transfers between Sub-Accounts
and/ or Fixed Account	492,569	1,481,565	120,812	-
Withdrawals and surrenders	(17,620)	(77,878)	-	-
Mortality and expense risk charges	(31,979)	(22,845)	(38)	(1)
Charges for life insurance protection and
monthly administration charge	(180,836)	(154,139)	(10,628)	(303)
Increase in net assets
from contract transactions	$682,506	$1,599,574	$131,071	$167

(Decrease) increase in net assets	$(719,058)	$1,511,727	$110,931	$167

Net Assets:
Beginning of year	$3,040,890	$1,529,163	$167	$-
End of year	$2,321,832	$3,040,890	$111,098	$167

Unit Transactions:
Beginning of year	205,509	103,941	17	-
Purchased	34,407	23,676	2,963	47
Transferred between Sub-Accounts
and/ or Fixed Account	40,316	94,075	17,105	-
Withdrawn, surrendered, and redeemed
for contract charges	(18,861)	(16,183)	(1,510)	(30)
End of year	261,371	205,509	18,575	17

 2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MBO Sub-Account		MCA Sub-Account

	Period Ended December 31, 2008 [5]	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]

Operations:
Net investment income	$12	$-	$-	$-
Net realized losses	(569)	-	(489)	-
Net change in unrealized appreciation/ depreciation	(8,217)	-	(24,506)	(2)
Decrease in net assets operations from operations	$(8,774)	$-	$(24,995)	$(2)

Contract Owner Transactions:
Purchase payments received	$8,739	$-	$18,658	$550
Net transfers between Sub-Accounts
and/ or Fixed Account	93,927	-	103,974	-
Withdrawals and surrenders	(1)	-	-	-
Mortality and expense risk charges	(16)	-	(41)	(1)
Charges for life insurance protection and
monthly administration charge	(7,768)	-	(9,478)	(353)
Increase in net assets
from contract transactions	$94,881	$-	$113,113	$196

Increase in net assets	$86,107	$-	$88,118	$194

Net Assets:
Beginning of year	$-	$-	$194	$-
End of year	$86,107	$-	$88,312	$194

Unit Transactions:
Beginning of year	-	-	19	-
Purchased	1,208	-	2,460	54
Transferred between Sub-Accounts
and/ or Fixed Account	12,979	-	13,707	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,076)	-	(1,255)	(35)
End of year	13,111	-	14,931	19

 2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.
 5 Commencement of operations was April 16, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MTC Sub-Account		MF7 Sub-Account

	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$7	$-	$-	$-
Net realized losses	(6,933)	-	(178)	-
Net change in unrealized appreciation/ depreciation	(27,974)	(2)	(301)	-
Decrease in net assets operations from operations	$(34,900)	$(2)	$(479)	$-

Contract Owner Transactions:
Purchase payments received	$28,951	$785	$3,799	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	110,702	-	5,362	-
Withdrawals and surrenders	(2)	1	(1)	-
Mortality and expense risk charges	(61)	(1)	(5)	-
Charges for life insurance protection and
monthly administration charge	(10,823)	(505)	(1,929)	-
Increase in net assets
from contract transactions	$128,767	$280	$7,226	$-

Increase in net assets	$93,867	$278	$6,747	$-

Net Assets:
Beginning of year	$278	$-	$-	$-
End of year	$94,145	$278	$6,747	$-

Unit Transactions:
Beginning of year	27	-	-	-
Purchased	4,000	77	398	-
Transferred between Sub-Accounts
and/ or Fixed Account	15,293	-	562	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,504)	(50)	(203)	-
End of year	17,816	27	757	-

 2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.
 4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	CAS Sub-Account		EGS Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$1,014	$510	$913	$-
Net realized gains	8,382	12,543	48,859	38,865
Net change in unrealized appreciation/ depreciation	(96,818)	14,559	(208,859)	55,555
(Decrease) increase in net assets from operations	$(87,422)	$27,612	$(159,087)	$94,420

Contract Owner Transactions:
Purchase payments received	$-	$-	$404	$(19)
Net transfers between Sub-Accounts
and/ or Fixed Account	(790)	(4,721)	(36,766)	(24,509)
Withdrawals and surrenders	(133)	(869)	(35,222)	(10,918)
Mortality and expense risk charges	(1,643)	(2,021)	(5,801)	(5,334)
Charges for life insurance protection and
monthly administration charge	(25,894)	(26,918)	(30,228)	(32,612)
Decrease in net assets operations
from contract transactions	$(28,460)	$(34,529)	$(107,613)	$(73,392)

(Decrease) increase in net assets	$(115,882)	$(6,917)	$(266,700)	$21,028

Net Assets:
Beginning of year	$254,751	$261,668	$496,799	$475,771
End of year	$138,869	$254,751	$230,099	$496,799

Unit Transactions:
Beginning of year	27,846	31,485	46,721	53,802
Purchased	-	-	46	(2)
Transferred between Sub-Accounts
and/ or Fixed Account	(101)	(498)	(4,176)	(2,365)
Withdrawn, surrendered, and redeemed
for contract charges	(3,539)	(3,141)	(8,092)	(4,714)
End of year	24,206	27,846	34,499	46,721

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	EM1 Sub-Account		GSS Sub-Account

	Year Ended December 31, 2008	Period Ended December 31, 2007 [2]	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$30	$-	$260,016	$192,035
Net realized losses	(6,891)	-	(15,608)	(44,961)
Net change in unrealized appreciation/ depreciation	(129,673)	(1)	166,222	142,120
(Decrease) increase in net assets from operations	$(136,534)	$(1)	$410,630	$289,194

Contract Owner Transactions:
Purchase payments received	$37,377	$392	$635,250	$744,050
Net transfers between Sub-Accounts
and/ or Fixed Account	340,129	-	414,672	486,002
Withdrawals and surrenders	-	1	(323,163)	(91,256)
Mortality and expense risk charges	(214)	(1)	(41,007)	(37,223)
Charges for life insurance protection and
monthly administration charge	(5,741)	(252)	(383,164)	(269,695)
Increase in net assets
from contract transactions	$371,551	$140	$302,588	$831,878

Increase in net assets	$235,017	$139	$713,218	$1,121,072

Net Assets:
Beginning of year	$139	$-	$4,493,721	$3,372,649
End of year	$235,156	$139	$5,206,939	$4,493,721

Unit Transactions:
Beginning of year	14	-	320,778	256,685
Purchased	5,456	39	47,518	57,326
Transferred between Sub-Accounts
and/ or Fixed Account	49,646	-	31,018	37,445
Withdrawn, surrendered, and redeemed
for contract charges	(869)	(25)	(55,902)	(30,678)
End of year	54,247	14	343,412	320,778

 2 For the period November 16, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HYS Sub-Account		MIS Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$206,237	$186,144	$8,617	$5,797
Net realized (losses) gains	(82,695)	32,123	9,379	58,467
Net change in unrealized appreciation/ depreciation	(844,131)	(147,835)	(622,593)	103,579
(Decrease) increase in net assets from operations	$(720,589)	$70,432	$(604,597)	$167,843

Contract Owner Transactions:
Purchase payments received	$261,006	$342,149	$144,034	$169,045
Net transfers between Sub-Accounts
and/ or Fixed Account	(11,321)	(855,809)	1,644	(63,781)
Withdrawals and surrenders	(79,003)	(77,905)	(25,122)	(31,001)
Mortality and expense risk charges	(23,427)	(21,353)	(11,942)	(12,294)
Charges for life insurance protection and
monthly administration charge	(179,029)	(208,822)	(100,516)	(97,650)
(Decrease) increase in net assets
from contract transactions	$(31,774)	$(821,740)	$8,098	$(35,681)

(Decrease) increase in net assets	$(752,363)	$(751,308)	$(596,499)	$132,162

Net Assets:
Beginning of year	$2,516,512	$3,267,820	$1,599,524	$1,467,362
End of year	$1,764,149	$2,516,512	$1,003,025	$1,599,524

Unit Transactions:
Beginning of year	166,361	219,625	161,651	164,036
Purchased	5,323	22,177	7,951	11,302
Transferred between Sub-Accounts
and/ or Fixed Account	(231)	(55,472)	91	(4,264)
Withdrawn, surrendered, and redeemed
for contract charges	(5,740)	(19,969)	(7,595)	(9,423)
End of year	165,713	166,361	162,098	161,651

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MIT Sub-Account		NWD Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$26,944	$21,254	$-	$-
Net realized gains	27,365	96,426	223,554	91,553
Net change in unrealized appreciation/ depreciation	(770,596)	(10,515)	(851,228)	(64,309)
(Decrease) increase in net assets from operations	$(716,287)	$107,165	$(627,674)	$27,244

Contract Owner Transactions:
Purchase payments received	$152,073	$190,537	$145,913	$171,491
Net transfers between Sub-Accounts
and/ or Fixed Account	255,126	(28,229)	(69,254)	189,937
Withdrawals and surrenders	(103,483)	(68,883)	(34,549)	(18,760)
Mortality and expense risk charges	(20,352)	(14,279)	(13,390)	(11,192)
Charges for life insurance protection and
monthly administration charge	(124,705)	(129,184)	(109,162)	(114,256)
Increase (decrease) in net assets
from contract transactions	$158,659	$(50,038)	$(80,442)	$217,220

(Decrease) increase in net assets	$(557,628)	$57,127	$(708,116)	$244,464

Net Assets:
Beginning of year	$1,858,350	$1,801,223	$1,656,055	$1,411,591
End of year	$1,300,722	$1,858,350	$947,939	$1,656,055

Unit Transactions:
Beginning of year	155,066	158,329	148,834	127,257
Purchased	11,259	12,427	13,204	17,035
Transferred between Sub-Accounts
and/ or Fixed Account	18,890	(1,841)	(6,267)	18,867
Withdrawn, surrendered, and redeemed
for contract charges	(18,402)	(13,849)	(14,216)	(14,325)
End of year	166,813	155,066	141,555	148,834

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RI1 Sub-Account		MFJ Sub-Account

	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$-	$-
Net realized losses	(131)	-	(30)	-
Net change in unrealized appreciation/ depreciation	(621)	-	(51)	-
Decrease in net assets operations from operations	$(752)	$-	$(81)	$-

Contract Owner Transactions:
Purchase payments received	$428	$-	$633	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	3,756	-	-	-
Withdrawals and surrenders	(1)	-	-	-
Mortality and expense risk charges	(4)	-	(1)	-
Charges for life insurance protection and
monthly administration charge	(312)	-	(27)	-
Increase in net assets
from contract transactions	$3,867	$-	$605	$-

Increase in net assets	$3,115	$-	$524	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$3,115	$-	$524	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	61	-	71	-
Transferred between Sub-Accounts
and/ or Fixed Account	535	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(45)	-	(3)	-
End of year	551	-	68	-

4  For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TRS Sub-Account		MFE Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008 [4]	Year Ended December 31, 2007

Operations:
Net investment income	$162,776	$148,845	$142	$-
Net realized gains (losses)	336,354	270,393	(344)	-
Net change in unrealized appreciation/ depreciation	(1,646,203)	(204,630)	(8,283)	-
(Decrease) increase in net assets from operations	$(1,147,073)	$214,608	$(8,485)	$-

Contract Owner Transactions:
Purchase payments received	$368,214	$380,846	$9,036	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	(132,832)	263,883	32,910	-
Withdrawals and surrenders	(172,871)	(58,577)	-	-
Mortality and expense risk charges	(44,579)	(42,026)	(24)	-
Charges for life insurance protection and
monthly administration charge	(315,056)	(286,657)	(4,202)	-
(Decrease) increase in net assets
from contract transactions	$(297,124)	$257,469	$37,720	$-

(Decrease) increase in net assets	$(1,444,197)	$472,077	$29,235	$-

Net Assets:
Beginning of year	$5,414,571	$4,942,494	$-	$-
End of year	$3,970,374	$5,414,571	$29,235	$-

Unit Transactions:
Beginning of year	356,492	336,951	-	-
Purchased	25,452	28,904	1,104	-
Transferred between Sub-Accounts
and/ or Fixed Account	(9,182)	20,027	4,019	-
Withdrawn, surrendered, and redeemed
for contract charges	(36,808)	(29,390)	(516)	-
End of year	335,954	356,492	4,607	-

4  For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	UTS Sub-Account		MV1 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007[2]

Operations:
Net investment income	$35,079	$25,406	$144	$-
Net realized gains (losses)	394,152	169,794	(5,299)	-
Net change in unrealized appreciation/ depreciation	(1,265,566)	281,537	(24,211)	(2)
(Decrease) increase in net assets from operations	$(836,335)	$476,737	$(29,366)	$(2)

Contract Owner Transactions:
Purchase payments received	$173,099	$158,544	$111,550	$1,099
Net transfers between Sub-Accounts
and/ or Fixed Account	157,945	7,650	69,097	-
Withdrawals and surrenders	(25,941)	(56,217)	(1)	1
Mortality and expense risk charges	(11,559)	(10,885)	(205)	(2)
Charges for life insurance protection and
monthly administration charge	(139,249)	(120,717)	(7,299)	(707)
Increase (decrease) in net assets
from contract transactions	$154,295	$(21,625)	$173,142	$391

(Decrease) increase in net assets	$(682,040)	$455,112	$143,776	$389

Net Assets:
Beginning of year	$2,140,821	$1,685,709	$389	$-
End of year	$1,458,781	$2,140,821	$144,165	$389

Unit Transactions:
Beginning of year	99,503	99,015	39	-
Purchased	9,648	15,854	13,936	110
Transferred between Sub-Accounts
and/ or Fixed Account	8,804	765	8,632	-
Withdrawn, surrendered, and redeemed
for contract charges	(9,852)	(16,131)	(937)	(71)
End of year	108,103	99,503	21,670	39

 2   For the period November 16, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MVS Sub-Account		OCF Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$46,042	$44,451	$942	$1,494
Net realized gains	260,319	216,092	6,765	23,130
Net change in unrealized appreciation/ depreciation	(1,324,960)	(87,486)	(354,534)	58,970
(Decrease) increase in net assets from operations	$(1,018,599)	$173,057	$(346,827)	$83,594

Contract Owner Transactions:
Purchase payments received	$351,678	$407,078	$84,353	$80,121
Net transfers between Sub-Accounts
and/ or Fixed Account	(154,432)	763,581	(59,756)	68,957
Withdrawals and surrenders	(156,682)	(83,800)	(636)	(16,286)
Mortality and expense risk charges	(15,993)	(16,400)	(4,376)	(4,586)
Charges for life insurance protection and
monthly administration charge	(162,372)	(138,790)	(41,017)	(37,567)
(Decrease) increase in net assets
from contract transactions	$(137,801)	$931,669	$(21,432)	$90,639

(Decrease) increase in net assets	$(1,156,400)	$1,104,726	$(368,259)	$174,233

Net Assets:
Beginning of year	$3,095,541	$1,990,815	$785,478	$611,245
End of year	$1,939,141	$3,095,541	$417,219	$785,478

Unit Transactions:
Beginning of year	192,230	133,384	53,717	47,715
Purchased	35,263	25,712	5,302	5,306
Transferred between Sub-Accounts
and/ or Fixed Account	(15,485)	48,229	(3,756)	4,566
Withdrawn, surrendered, and redeemed
for contract charges	(33,596)	(15,095)	(2,893)	(3,870)
End of year	178,412	192,230	52,370	53,717

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OCA Sub-Account		OGG Sub-Account

	Period Ended December 31, 2008[4]	Year Ended December 31, 2007	Period Ended December 31, 2008[4]	Year Ended December 31, 2007

Operations:
Net investment loss	$-	$-	$-	$-
Net realized losses	(319)	-	(141)	-
Net change in unrealized appreciation/ depreciation	(4,354)	-	(3,586)	-
Decrease in net assets operations from operations	$(4,673)	$-	$(3,727)	$-

Contract Owner Transactions:
Purchase payments received	$10,905	$-	$11,483	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	3,834	-	1,974	-
Withdrawals and surrenders	1	-	-	-
Mortality and expense risk charges	(23)	-	(33)	-
Charges for life insurance protection and
monthly administration charge	(863)	-	(316)	-
Increase in net assets
from contract transactions	$13,854	$-	$13,108	$-

Increase in net assets	$9,181	$-	$9,381	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$9,181	$-	$9,381	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,368	-	1,427	-
Transferred between Sub-Accounts
and/ or Fixed Account	481	-	245	-
Withdrawn, surrendered, and redeemed
for contract charges	(111)	-	(43)	-
End of year	1,738	-	1,629	-

4  For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OMG Sub-Account		PCR Sub-Account

	Period Ended December 31, 2008[4]	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007[2]

Operations:
Net investment income	$-	$-	$3,565	$-
Net realized losses	(868)	-	(1,751)	-
Net change in unrealized appreciation/ depreciation	(31,913)	-	(87,335)	1
(Decrease) increase in net assets from operations	$(32,781)	$-	$(85,521)	$1

Contract Owner Transactions:
Purchase payments received	$98,981	$-	$36,461	$393
Net transfers between Sub-Accounts
and/ or Fixed Account	3,095	-	147,930	-
Withdrawals and surrenders	-	-	(1)	-
Mortality and expense risk charges	(134)	-	(130)	(1)
Charges for life insurance protection and
monthly administration charge	(3,184)	-	(2,553)	(252)
Increase in net assets
from contract transactions	$98,758	$-	$181,707	$140

Increase in net assets	$65,977	$-	$96,186	$141

Net Assets:
Beginning of year	$-	$-	$141	$-
End of year	$65,977	$-	$96,327	$141

Unit Transactions:
Beginning of year	-	-	13	-
Purchased	11,194	-	3,291	38
Transferred between Sub-Accounts
and/ or Fixed Account	350	-	13,353	-
Withdrawn, surrendered, and redeemed
for contract charges	(375)	-	(242)	(25)
End of year	11,169	-	16,415	13

2  For the period November 16, 2007 (commencement of operations) through December 31, 2007.
4 For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PMB Sub-Account		PHY Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$183,144	$146,153	$134,105	$118,492
Net realized gains (losses)	120,005	85,504	(45,937)	(8,306)
Net change in unrealized appreciation/ depreciation	(747,079)	(84,375)	(526,539)	(61,287)
(Decrease) increase in net assets from operations	$(443,930)	$147,282	$(438,371)	$48,899

Contract Owner Transactions:
Purchase payments received	$395,727	$455,625	$139,648	$323,034
Net transfers between Sub-Accounts
and/ or Fixed Account	196,552	147,701	475,435	106,275
Withdrawals and surrenders	(55,306)	(123,312)	(3,929)	(29,978)
Mortality and expense risk charges	(24,914)	(21,569)	(18,281)	(15,724)
Charges for life insurance protection and
monthly administration charge	(210,309)	(173,546)	(100,546)	(88,169)
Increase in net assets
from contract transactions	$301,750	$284,899	$492,327	$295,438

(Decrease) increase in net assets	$(142,180)	$432,181	$53,956	$344,337

Net Assets:
Beginning of year	$2,775,923	$2,343,742	$1,716,254	$1,371,917
End of year	$2,633,743	$2,775,923	$1,770,210	$1,716,254

Unit Transactions:
Beginning of year	125,761	112,396	100,127	82,498
Purchased	24,474	21,374	11,468	19,276
Transferred between Sub-Accounts
and/ or Fixed Account	12,156	6,929	39,043	6,341
Withdrawn, surrendered, and redeemed
for contract charges	(17,968)	(14,938)	(10,081)	(7,988)
End of year	144,423	125,761	140,557	100,127

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PLD Sub-Account		PRR Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$276,461	$293,144	$76,159	$82,740
Net realized gains (losses)	78,036	(14,507)	(38,624)	(9,166)
Net change in unrealized appreciation/ depreciation	(388,225)	168,715	(213,311)	108,264
(Decrease) increase in net assets from operations	$(33,728)	$447,352	$(175,776)	$181,838

Contract Owner Transactions:
Purchase payments received	$763,438	$818,480	$243,306	$226,057
Net transfers between Sub-Accounts
and/ or Fixed Account	(127,300)	988,405	388,162	59,881
Withdrawals and surrenders	(235,344)	(247,998)	(13,515)	(28,432)
Mortality and expense risk charges	(88,862)	(80,139)	(18,517)	(13,617)
Charges for life insurance protection and
monthly administration charge	(500,001)	(403,490)	(176,785)	(130,946)
(Decrease) increase in net assets
from contract transactions	$(188,069)	$1,075,258	$422,651	$112,943

(Decrease) increase in net assets	$(221,797)	$1,522,610	$246,875	$294,781

Net Assets:
Beginning of year	$6,757,113	$5,234,503	$1,944,155	$1,649,374
End of year	$6,535,316	$6,757,113	$2,191,030	$1,944,155

Unit Transactions:
Beginning of year	597,369	496,216	142,419	133,728
Purchased	62,863	76,997	20,276	17,394
Transferred between Sub-Accounts
and/ or Fixed Account	(10,482)	92,983	32,348	4,608
Withdrawn, surrendered, and redeemed
for contract charges	(67,867)	(68,827)	(17,402)	(13,311)
End of year	581,883	597,369	177,641	142,419

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PTR Sub-Account		OP1 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$277,734	$260,782	$2,424	$2,314
Net realized gains (losses)	113,986	(38,718)	54,686	60,050
Net change in unrealized appreciation/ depreciation	(102,365)	249,314	(194,235)	(47,176)
Increase (decrease) in net assets from operations	$289,355	$471,378	$(137,125)	$15,188

Contract Owner Transactions:
Purchase payments received	$856,663	$698,141	$(7)	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	(72,638)	47,699	8	10
Withdrawals and surrenders	(62,423)	(221,214)	(1,884)	(5)
Mortality and expense risk charges	(53,449)	(49,103)	(1,477)	(1,924)
Charges for life insurance protection and
monthly administration charge	(522,355)	(388,090)	(17,011)	(14,757)
Increase (decrease) in net assets
from contract transactions	$145,798	$87,433	$(20,371)	$(16,676)

Increase (decrease) in net assets from operations	$435,153	$558,811	$(157,496)	$(1,488)

Net Assets:
Beginning of year	$6,030,162	$5,471,351	$365,576	$367,064
End of year	$6,465,315	$6,030,162	$208,080	$365,576

Unit Transactions:
Beginning of year	461,754	455,277	24,951	25,041
Purchased	81,596	51,718	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	(6,919)	3,534	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(60,790)	(48,775)	(1,241)	(90)
End of year	475,641	461,754	23,710	24,951

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OP2 Sub-Account		OP3 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$315	$197	$-	$-
Net realized gains	7,724	6,943	54,139	88,408
Net change in unrealized appreciation/ depreciation	(46,748)	1,359	(198,005)	(85,485)
(Decrease) increase in net assets from operations	$(38,709)	$8,499	$(143,866)	$2,923

Contract Owner Transactions:
Purchase payments received	$(122)	$(3)	$(124)	$(2)
Net transfers between Sub-Accounts
and/ or Fixed Account	(5,750)	(14,135)	(4,528)	(18,814)
Withdrawals and surrenders	(2,009)	(89)	(2,016)	(3)
Mortality and expense risk charges	(455)	(696)	(1,483)	(2,102)
Charges for life insurance protection and
monthly administration charge	(9,784)	(9,674)	(20,853)	(19,270)
Decrease in net assets
from contract transactions	$(18,120)	$(24,597)	$(29,004)	$(40,191)

Decrease in net assets	$(56,829)	$(16,098)	$(172,870)	$(37,268)

Net Assets:
Beginning of year	$107,052	$123,150	$365,602	$402,870
End of year	$50,223	$107,052	$192,732	$365,602

Unit Transactions:
Beginning of year	3,531	4,314	15,200	16,571
Purchased	(5)	-	(6)	-
Transferred between Sub-Accounts
and/ or Fixed Account	(212)	(450)	(209)	(642)
Withdrawn, surrendered, and redeemed
for contract charges	(452)	(333)	(1,124)	(729)
End of year	2,862	3,531	13,861	15,200
The accompanying notes are an integral part of these financial statements.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OP4 Sub-Account		111 Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008[3]	Year Ended December 31, 2007

Operations:
Net investment income	$562	$510	$-	$-
Net realized gains	767	1,723	-	-
Net change in unrealized appreciation/ depreciation	(7,447)	(1,514)	4	-
(Decrease) increase in net assets from operations	$(6,118)	$719	$4	$-

Contract Owner Transactions:
Purchase payments received	$2	$-	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	13	-	451	-
Withdrawals and surrenders	-	(2)	-	-
Mortality and expense risk charges	(105)	(141)	-	-
Charges for life insurance protection and
monthly administration charge	(2,535)	(2,410)	-	-
(Decrease) increase in net assets
from contract transactions	$(2,625)	$(2,553)	$451	$-

(Decrease) increase in net assets	$(8,743)	$(1,834)	$455	$-

Net Assets:
Beginning of year	$22,114	$23,948	$-	$-
End of year	$13,371	$22,114	$455	$-

Unit Transactions:
Beginning of year	1,663	1,829	-	-
Purchased	-	-	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	1	-	48	-
Withdrawn, surrendered, and redeemed
for contract charges	(227)	(166)	-	-
End of year	1,437	1,663	48	-

 3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	112 Sub-Account		113 Sub-Account

	Period Ended December 31, 2008[3]	Year Ended December 31, 2007	Period Ended December 31, 2008[3]	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$-	$-
Net realized gains (losses)	1	-	(4)	-
Net change in unrealized appreciation/ depreciation	413	-	1,397	-
Increase in net assets from operations	$414	$-	$1,393	$-

Contract Owner Transactions:
Purchase payments received	$-	$-	$46,938	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	10,063	-	-	-
Withdrawals and surrenders	-	-	1	-
Mortality and expense risk charges	(5)	-	(6)	-
Charges for life insurance protection and
monthly administration charge	(76)	-	(670)	-
Increase in net assets
from contract transactions	$9,982	$-	$46,263	$-

Increase in net assets	$10,396	$-	$47,656	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$10,396	$-	$47,656	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	-	-	5,020	-
Transferred between Sub-Accounts
and/ or Fixed Account	1,091	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(9)	-	(72)	-
End of year	1,082	-	4,948	-

3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	114 Sub-Account		115 Sub-Account

	Period Ended December 31, 2008[3]	Year Ended December 31, 2007	Period Ended December 31, 2008[3]	Year Ended December 31, 2007

Operations:
Net investment income	$367	$-	$9	$-
Net realized gains	1,609	-	14	-
Net change in unrealized appreciation/ depreciation	10,570	-	113	-
Increase in net assets from operations	$12,546	$-	$136	$-

Contract Owner Transactions:
Purchase payments received	$179	$-	$(23)	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	198,183	-	22,529	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(249)	-	-	-
Charges for life insurance protection and
monthly administration charge	(1,539)	-	(436)	-
Increase in net assets
from contract transactions	$196,574	$-	$22,070	$-

Increase in net assets	$209,120	$-	$22,206	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$209,120	$-	$22,206	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	7	-	(2)	-
Transferred between Sub-Accounts
and/ or Fixed Account	20,365	-	2,318	-
Withdrawn, surrendered, and redeemed
for contract charges	(184)	-	(45)	-
End of year	20,188	-	2,271	-

 3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	118 Sub-Account		SC7 Sub-Account

	Period Ended December 31, 2008[3]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$6	$-	$36,068	$26,401
Net realized gains	1	-	81,485	178,189
Net change in unrealized appreciation/ depreciation	27	-	(2,053,691)	(44,335)
Increase (decrease) in net assets from operations	$34	$-	$(1,936,138)	$160,255

Contract Owner Transactions:
Purchase payments received	$21	$-	$451,262	$613,929
Net transfers between Sub-Accounts
and/ or Fixed Account	2,887	-	270,936	442,195
Withdrawals and surrenders	(1)	-	(30,420)	(100,381)
Mortality and expense risk charges	-	-	(34,449)	(29,339)
Charges for life insurance protection and
monthly administration charge	(31)	-	(247,659)	(254,765)
Increase in net assets
from contract transactions	$2,876	$-	$409,670	$671,639

Increase (decrease) in net assets	$2,910	$-	$(1,526,468)	$831,894

Net Assets:
Beginning of year	$-	$-	$4,786,741	$3,954,847
End of year	$2,910	$-	$3,260,273	$4,786,741

Unit Transactions:
Beginning of year	-	-	332,271	284,851
Purchased	2	-	36,323	43,346
Transferred between Sub-Accounts
and/ or Fixed Account	336	-	21,808	31,221
Withdrawn, surrendered, and redeemed
for contract charges	(4)	-	(25,156)	(27,147)
End of year	334	-	365,246	332,271

3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC3 Sub-Account		SGC Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008[6]	Year Ended December 31, 2007

Operations:
Net investment income	$80,341	$64,780	$884	$-
Net realized gains (losses)	358,320	849,589	(2,033)	-
Net change in unrealized appreciation/ depreciation	(2,102,624)	(1,488,081)	(35,612)	-
Decrease in net assets operations from operations	$(1,663,963)	$(573,712)	$(36,761)	$-

Contract Owner Transactions:
Purchase payments received	$373,803	$413,670	$3,088	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	119,258	(142,071)	136,867	-
Withdrawals and surrenders	(93,008)	(222,392)	-	-
Mortality and expense risk charges	(22,561)	(23,149)	(4,090)	-
Charges for life insurance protection and
monthly administration charge	(214,278)	(237,288)	1,115	-
Increase (decrease) in net assets
from contract transactions	$163,214	$(211,230)	$136,980	$-

(Decrease) increase in net assets	$(1,500,749)	$(784,942)	$100,219	$-

Net Assets:
Beginning of year	$3,694,994	$4,479,936	$-	$-
End of year	$2,194,245	$3,694,994	$100,219	$-

Unit Transactions:
Beginning of year	131,107	137,110	-	-
Purchased	65,123	11,755	348	-
Transferred between Sub-Accounts
and/ or Fixed Account	20,777	(4,037)	15,407	-
Withdrawn, surrendered, and redeemed
for contract charges	(57,465)	(13,721)	(335)	-
End of year	159,542	131,107	15,420	-

 6 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SDC Sub-Account		SC2 Sub-Account

	Period Ended December 31, 2008[6]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$75	$-	$219,284	$188,453
Net realized gains (losses)	5	-	(188,172)	(23,615)
Net change in unrealized appreciation/ depreciation	215	-	(543,966)	(30,544)
Increase (decrease) in net assets from operations	$295	$-	$(512,854)	$134,294

Contract Owner Transactions:
Purchase payments received	$11,783	$-	$502,576	$504,112
Net transfers between Sub-Accounts
and/ or Fixed Account	18,783	-	494,879	339,336
Withdrawals and surrenders	(1)	-	(588,111)	(18,073)
Mortality and expense risk charges	(15)	-	(35,935)	(34,445)
Charges for life insurance protection and
monthly administration charge	(1,376)	-	(259,464)	(210,426)
Increase in net assets
from contract transactions	$29,174	$-	$113,945	$580,504

Increase (decrease) in net assets	$29,469	$-	$(398,909)	$714,798

Net Assets:
Beginning of year	$-	$-	$3,916,563	$3,201,765
End of year	$29,469	$-	$3,517,654	$3,916,563

Unit Transactions:
Beginning of year	-	-	271,065	228,845
Purchased	1,146	-	144,510	36,664
Transferred between Sub-Accounts
and/ or Fixed Account	1,828	-	142,297	24,680
Withdrawn, surrendered, and redeemed
for contract charges	(135)	-	(254,043)	(19,124)
End of year	2,839	-	303,829	271,065

 6 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SLC Sub-Account		SC1 Sub-Account

	Period Ended December 31, 2008[6]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$64	$-	$74,053	$94,515
Net realized losses	(15)	-	-	-
Net change in unrealized appreciation/ depreciation	(1,832)	-	-	(2)
(Decrease) increase in net assets from operations	$(1,783)	$-	$74,053	$94,513

Contract Owner Transactions:
Purchase payments received	$8,940	$-	$5,724,969	$243,651
Net transfers between Sub-Accounts
and/ or Fixed Account	-	-	(2,619,985)	(206,496)
Withdrawals and surrenders	-	-	(54,643)	(119,064)
Mortality and expense risk charges	(25)	-	(14,842)	(11,303)
Charges for life insurance protection and
monthly administration charge	(64)	-	(317,762)	(120,461)
Increase (decrease) in net assets
from contract transactions	$8,851	$-	$2,717,737	$(213,673)

Increase (decrease) in net assets	$7,068	$-	$2,791,790	$(119,160)

Net Assets:
Beginning of year	$-	$-	$1,844,568	$1,963,728
End of year	$7,068	$-	$4,636,358	$1,844,568

Unit Transactions:
Beginning of year	-	-	151,263	167,099
Purchased	1,052	-	565,483	18,059
Transferred between Sub-Accounts
and/ or Fixed Account	-	-	(258,789)	(15,305)
Withdrawn, surrendered, and redeemed
for contract charges	(10)	-	(38,250)	(18,590)
End of year	1,042	-	419,707	151,263

6 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCM Sub-Account		SCB Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$963	$1,538	$4,805	$-
Net realized (losses) gains	(9,192)	28,443	(15,630)	249,054
Net change in unrealized appreciation/ depreciation	(48,317)	(34,100)	(750,148)	(273,920)
Decrease in net assets operations from operations	$(56,546)	$(4,119)	$(760,973)	$(24,866)

Contract Owner Transactions:
Purchase payments received	$21,003	$53,324	$169,722	$197,930
Net transfers between Sub-Accounts
and/ or Fixed Account	3,698	(143,892)	135,609	(150,580)
Withdrawals and surrenders	(4,941)	(3,992)	(52,765)	(23,108)
Mortality and expense risk charges	(1,568)	(1,816)	(17,658)	(17,406)
Charges for life insurance protection and
monthly administration charge	(9,890)	(15,286)	(111,386)	(124,695)
Increase (decrease) in net assets
from contract transactions	$8,302	$(111,662)	$123,522	$(117,859)

Decrease in net assets	$(48,244)	$(115,781)	$(637,451)	$(142,725)

Net Assets:
Beginning of year	$170,868	$286,649	$1,928,511	$2,071,236
End of year	$122,624	$170,868	$1,291,060	$1,928,511

Unit Transactions:
Beginning of year	10,939	17,353	124,288	131,940
Purchased	4,440	3,063	15,756	12,851
Transferred between Sub-Accounts
and/ or Fixed Account	782	(8,265)	12,589	(9,777)
Withdrawn, surrendered, and redeemed
for contract charges	(3,467)	(1,212)	(16,878)	(10,726)
End of year	12,694	10,939	135,755	124,288

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SPC Sub-Account		SC5 Sub-Account

	Period Ended December 31, 2008[6]	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$30	$-	$6,003	$46,747
Net realized (losses) gains	(35)	-	630,477	889,848
Net change in unrealized appreciation/ depreciation	94	-	(2,028,275)	(399,377)
Increase (decrease) in net assets from operations	$89	$-	$(1,391,795)	$537,218

Contract Owner Transactions:
Purchase payments received	$168	$-	$298,657	$279,380
Net transfers between Sub-Accounts
and/ or Fixed Account	8,054	-	(328,557)	70,617
Withdrawals and surrenders	-	-	(51,987)	(115,553)
Mortality and expense risk charges	(1)	-	(24,301)	(24,806)
Charges for life insurance protection and
monthly administration charge	(501)	-	(202,745)	(198,016)
Increase (decrease) in net assets
from contract transactions	$7,720	$-	$(308,933)	$11,622

Increase (decrease) in net assets	$7,809	$-	$(1,700,728)	$548,840

Net Assets:
Beginning of year	$-	$-	$4,158,497	$3,609,657
End of year	$7,809	$-	$2,457,769	$4,158,497

Unit Transactions:
Beginning of year	-	-	211,467	203,455
Purchased	21	-	7,879	192,609
Transferred between Sub-Accounts
and/ or Fixed Account	997	-	(8,668)	48,685
Withdrawn, surrendered, and redeemed
for contract charges	(62)	-	(7,361)	(233,282)
End of year	956	-	203,317	211,467

 6 For the period May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LCG Sub-Account		TBC Sub-Account

	Year Ended December 31, 2008	Period Ended December 31, 2007[1]	Year Ended December 31, 2008	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$3,902	$16,126
Net realized (losses) gains	(6,686)	779	68,915	173,290
Net change in unrealized appreciation/ depreciation	(163,595)	5,479	(1,912,423)	222,434
(Decrease) increase in net assets from operations	$(170,281)	$6,258	$(1,839,606)	$411,850

Contract Owner Transactions:
Purchase payments received	$8,739	$53,103	$418,989	$436,697
Net transfers between Sub-Accounts
and/ or Fixed Account	76,983	289,206	595,416	453,062
Withdrawals and surrenders	(1,008)	(123)	(77,681)	(265,951)
Mortality and expense risk charges	(1,737)	(1,252)	(32,298)	(28,730)
Charges for life insurance protection and
monthly administration charge	(21,060)	(12,160)	(239,251)	(222,495)
Increase in net assets
from contract transactions	$61,917	$328,774	$665,175	$372,583

(Decrease) increase in net assets	$(108,364)	$335,032	$(1,174,431)	$784,433

Net Assets:
Beginning of year	$335,032	$-	$3,838,750	$3,054,317
End of year	$226,668	$335,032	$2,664,319	$3,838,750

Unit Transactions:
Beginning of year	33,156	-	252,657	226,597
Purchased	1,002	5,355	32,975	30,545
Transferred between Sub-Accounts
and/ or Fixed Account	8,830	29,166	46,860	31,689
Withdrawn, surrendered, and redeemed
for contract charges	(2,730)	(1,365)	(27,485)	(36,174)
End of year	40,258	33,156	305,007	252,657

1 For the period April 26, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VKC Sub-Account		VLC Sub-Account

	Period Ended December 31, 2008[3]	Year Ended December 31, 2007	Period Ended December 31, 2008[4]	Year Ended December 31, 2007

Operations:
Net investment income	$-	$-	$-	$-
Net realized losses	(3)	-	(31)	-
Net change in unrealized appreciation/ depreciation	(36)	-	(17)	-
Decrease in net assets from operations	$(39)	$-	$(48)	$-

Contract Owner Transactions:
Purchase payments received	$-	$-	$801	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	935	-	-	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(1)	-	(1)	-
Charges for life insurance protection and
monthly administration charge	(10)	-	(135)	-
Increase in net assets
from contract transactions	$924	$-	$665	$-

Increase in net assets	$885	$-	$617	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$885	$-	$617	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	-	-	120	-
Transferred between Sub-Accounts
and/ or Fixed Account	112	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(1)	-	(20)	-
End of year	111	-	100	-
3 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

4  For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VGI Sub-Account		USC Sub-Account

	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008[4]	Year Ended December 31, 2007

Operations:
Net investment income	$15,938	$12,617	$-	$-
Net realized gains (losses)	14,011	37,024	(232)	-
Net change in unrealized appreciation/ depreciation	(324,997)	(31,179)	(7,988)	-
(Decrease) increase in net assets operations from operations	$(295,048)	$18,462	$(8,220)	$-

Contract Owner Transactions:
Purchase payments received	$113,967	$108,880	$41,593	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	(96,529)	149,165	2,067	-
Withdrawals and surrenders	(5,941)	1,335	(1)	-
Mortality and expense risk charges	(6,281)	(6,510)	(53)	-
Charges for life insurance protection and
monthly administration charge	(45,899)	(44,310)	(761)	-
(Decrease) increase in net assets
from contract transactions	$(40,683)	$208,560	$42,845	$-

(Decrease) increase in net assets	$(335,731)	$227,022	$34,625	$-

Net Assets:
Beginning of year	$963,477	$736,455	$-	$-
End of year	$627,746	$963,477	$34,625	$-

Unit Transactions:
Beginning of year	63,142	49,615	-	-
Purchased	7,314	7,062	5,718	-
Transferred between Sub-Accounts
and/ or Fixed Account	(6,195)	9,675	284	-
Withdrawn, surrendered, and redeemed
for contract charges	(3,730)	(3,210)	(112)	-
End of year	60,531	63,142	5,890	-

4  For the period November 3, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account I (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on August 25, 1999 as a funding vehicle for variable portion of certain individual variable universal life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on an identified cost basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the Fixed Account. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The Sub-Accounts adopted FIN 48 on January 1, 2007. The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value. On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS Variable Insurance Trust II. Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.33% to 1.05% and 0.12% and 1.05% of the Funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Within the Variable Account, the Sponsor sells Single Life Variable Universal Life Products (“Single Life Products”) and a Survivorship Variable Universal Life Insurance Product (“Survivorship Product”) to individuals, as well as a Variable Universal Life product (“Sun Executive Product”) to corporations and other entities.  The contract charges for these products are as follows:

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Sun Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life and Survivorship Products the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates are either 0.10% or 0.12% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Administration charges
An account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Sun Executive Product, the current monthly expense charge of $5 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased.  For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Sun Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Sun Executive Product the current charge is 20% of premium payments in Policy Year 1 for premium payments up to and including Target Premium, not to exceed a maximum charge of 35%. In Policy Years 2 through 10 the current charge is 9%, and 3.25% thereafter. For premium payments in excess of Target Premium the current charge is 3.5% in Policy Years 1 through 10, and 3.25% thereafter. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Sun Prime Survivorship Product, the charge is 16.50% of premiums, and is guaranteed not to exceed 25%.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Sun Executive Product and Sun Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor.  These amounts are reflected in the “Withdrawals and Surrenders” line of the Statement of Changes in Net Assets for each Sub-Account.

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AI1	$125,568	$446,935
AI3	271,646	197,063
AI4	2,632,464	1,348,788
ASC	832	38,827
IV1	-	21,742
AL2	3,827	70,743
AL3	1,543	16,971
AL4	252,607	61,356
AN2	-	12,418
AN3	978,597	459,130
AVW	601	-
IVB	97,389	8,669
300	16,317	3
9XX	15,552	12,403
MCC	58,895	6,172
DGO	269,276	55,731
DMC	918,537	383,429
SSC	1,199,123	465,737
SCV	1,459,671	305,672
FL5	5,234,941	5,109,871
FL7	3,304,033	682,586
FL8	612,802	543,504
FL1	98,758	23,690
FL6	1,464,895	902,542
FL4	2,229,491	1,865,685
FIS	614,690	3,792
FVB	6,495	-
FVM	114,610	22,454
F20	49,468	10,086
F30	82,925	1,105
SGI	124,410	5,855
ISC	5,398	1,621
FMS	271,359	1,564
FVS	258,476	18,468
SIC	2,138	1,990
S17	24,216	22,880
FGF	54	5
FTG	449,235	388,283
FTI	1,208,276	729,961
GS2	55,254	56,815
GS3	1,290,957	327,388
GS4	115,193	186,810
GS5	272,710	196,979

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
GS8	$16,152	$218,175
GSE	9,905	784
LA1	905,275	364,354
LA2	1,202,412	339,606
MBI	156,271	12,319
MBO	105,824	10,117
MCA	128,381	12,607
MTC	148,042	18,334
MF7	9,675	2,449
CAS	1,014	28,460
EGS	2,383	109,083
EM1	380,824	8,373
GSS	1,483,643	921,040
HYS	465,180	290,717
MIS	146,596	129,881
MIT	414,982	229,379
NWD	372,065	219,061
RI1	7,465	3,598
MFJ	1,244	639
TRS	1,098,611	889,284
MFE	43,742	4,392
UTS	838,578	326,665
MV1	193,635	18,953
MVS	951,213	657,057
OCF	138,100	158,590
OCA	14,502	648
OGG	13,379	271
OMG	102,738	3,980
PCR	192,446	5,724
PMB	925,922	304,269
PHY	1,145,717	514,483
PLD	1,421,881	1,225,243
PRR	1,000,265	498,016
PTR	1,573,973	1,028,265
OP1	66,765	20,375
OP2	7,949	18,119
OP3	68,115	29,004
OP4	2,148	2,639
111	451	-
112	10,063	81
113	46,493	230
114	233,922	36,948
115	22,540	462
118	2,897	15
SC7	814,439	327,016
SC3	1,135,422	579,967

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SGC	$143,328	$5,464
SDC	39,260	9,981
SC2	1,390,980	1,057,751
SLC	8,968	52
SC1	7,493,591	4,701,801
SCM	40,802	31,071
SCB	361,794	166,814
SPC	8,322	556
SC5	1,080,592	674,146
LCG	83,837	21,872
TBC	1,050,254	381,178
VKC	935	11
VLC	778	113
VGI	165,071	163,063
USC	44,330	1,485

6. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy
The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$126,363,197	$-	$-	$126,363,197
Total assets measured at fair value on a recurring basis	$126,363,197	$-	$-	$126,363,197

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
AI1
	2008	215,953	$5.3537	to	6.6898	$1,390,983	-	(42.83)	to	(42.49	) %
	2007	257,402	9.3564	to	11.7014	2,882,836	-	11.36	to	12.01
	2006	186,833	8.3900	to	10.5100	1,873,718	0.06	5.68	to	6.30
	2005	124,767	7.9400	to	9.9400	1,184,367	0.07	8.20	to	8.84
	2004	111,629	7.3300	to	9.1900	979,175	-	6.00	to	6.63
AI3
	2008	117,454	6.8393	to	8.6685	898,682	2.50	(30.55)	to	(1.23)
	2007	104,529	10.0665	to	12.4085	1,196,749	1.09	7.48	to	8.12
	2006	116,873	9.3600	to	11.4800	1,249,292	0.65	16.02	to	16.70
	2005	115,293	8.0600	to	9.8300	1,006,051	1.34	4.70	to	5.31
	2004	153,704	7.6900	to	9.3400	1,297,259	0.93	8.33	to	8.97
AI4
	2008	561,397	5.6990	to	11.8456	5,823,084	0.59	(40.73)	to	(32.10)
	2007	440,852	9.5589	to	19.8683	8,522,862	0.46	(0.32)	to	14.72
	2006	351,267	13.0900	to	17.3200	5,892,590	1.26	27.49	to	28.23
	2005	240,420	10.2600	to	13.5100	3,108,700	0.74	17.24	to	17.93
	2004	191,021	8.7400	to	11.4500	2,068,325	0.62	23.28	to	24.00
ASC
	2008	28,622	6.7168			192,246	-	(31.31)
	2007 [3]	33,240	9.7784			325,036	0.04	(2.22)
IV1
	2008	23,954	6.1364			146,994	-	(48.08)
	2007	26,669	11.8182			315,184	-	12.19
	2006	30,465	10.5300			320,935	-	16.11
	2005	34,056	9.0700			308,975	-	10.72
	2004	38,477	8.1900			315,286	-	13.34
AL2
	2008	16,534	6.0694	to	7.7854	109,864	2.10	(39.82)	to	(39.47)
	2007	23,752	10.0773	to	12.9374	268,405	0.78	9.49	to	10.13
	2006	25,907	9.2000	to	11.8200	267,204	1.28	8.67	to	9.31
	2005	43,301	8.4500	to	10.8700	397,580	1.13	2.84	to	3.44
	2004	51,380	8.2100	to	10.5700	461,602	0.56	7.22	to	7.85
AL3
	2008	8,945	6.1983	to	8.9318	71,178	-	(46.91)	to	(46.60)
	2007	10,379	11.6659	to	16.7264	154,544	-	16.56	to	17.24
	2006	11,152	10.0000	to	14.2700	142,682	-	19.32	to	20.02
	2005	12,298	8.3700	to	11.8900	131,262	-	16.20	to	16.88
	2004	15,537	7.2000	to	10.1700	140,158	-	15.89	to	16.57

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
AL4
	2008	32,237		$8.3491		$269,149	0.17%		(58.36)%
	2007	31,471		20.0484		630,937	-		31.56
	2006	23,352		15.2400		355,866	-		10.14
	2005	21,906		13.8400		303,096	-		9.82
	2004	3,770		12.6000		47,492	-		25.98
AN2
	2008	19,728		4.7584		93,876	-		(47.46)
	2007	21,491		9.0574		194,661	-		19.89
	2006	22,621		7.5500		170,887	-		8.38
	2005	24,780		6.9700		172,732	-		3.65
	2004	31,810		6.7300		213,926	-		5.09
AN3
	2008	285,829		7.8453		2,242,424	1.75		(40.69)
	2007	296,128		13.2284		3,917,305	1.16		4.86
	2006	356,895		12.6200		4,503,178	1.13		16.98
	2005	334,161		10.7800		3,603,531	1.24		4.60
	2004	294,980		10.3100		3,041,247	0.60		11.22
AVW
	2008 [5]	70		8.5479		598	-		0.48
IVB
	2008	12,457		4.4620		55,584	0.12	(53.28)	to	(46.24)
	2007 [4]	18		9.5509		168	-		0.89
300
	2008 [5]	1,967		8.9252		17,559	7.63		10.66
9XX
	2008 [5]	361	9.7535	to	9.7669	3,524	1.79	5.67	to	7.97
MCC
	2008	7,261		5.4666		39,695	-	(40.25)	to	(6.17)
	2007 [4]	17		9.7207		167	-		0.21
DGO
	2008	21,467		9.9289		213,145	-		(40.55)
	2007	8,594		16.7006		143,521	-		12.96
	2006	7,498		14.7800		110,853	-		6.36
	2005	9,097		13.9000		126,460	-		11.40
	2004	2,104		12.4800		26,255	-		24.78
DMC
	2008	232,360	8.3806	to	8.5992	1,994,538	0.94	(40.77)	to	(40.42)
	2007	224,645	14.1488	to	14.4327	3,236,982	0.43	0.90	to	1.50
	2006	289,998	14.0200	to	14.2200	4,121,919	0.35	7.12	to	7.75
	2005	234,302	13.0900	to	13.2000	3,089,604	0.03	8.54	to	9.17
	2004	186,541	12.0600	to	12.0900	2,254,469	0.40		20.88
SSC
	2008	218,757	6.3473	to	14.2570	2,930,274	1.29	(34.33)	to	(28.11)
	2007	185,951		21.7084		4,036,707	0.57		(2.16)
	2006	151,365		22.1900		3,365,461	0.31		17.19
	2005	118,476		18.9300		2,243,091	0.40		3.99
	2004	94,502		18.2100		1,720,509	0.13		17.48
SCV
	2008	164,139		11.5368		1,893,647	1.64		(33.42)
	2007	155,065		17.3273		2,686,861	0.83		3.06
	2006	116,029		16.8100		1,950,850	0.65		25.06
	2005	66,869		13.4400		898,990	0.33		10.25
	2004	12,881		12.1900		157,077	-		21.95

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
FL5
	2008	818,161		$12.3273		$10,085,719	2.87%		2.92%
	2007	831,604		11.9776		9,960,649	4.96		5.11
	2006	890,859		11.4000		10,150,547	4.66		4.77
	2005	1,092,670		10.8800		11,884,328	2.90		2.93
	2004	918,254		10.5700		9,703,636	1.15		1.10
FL7
	2008	543,229		9.6779		5,257,309	2.98		(43.86)
	2007	418,763		17.2402		7,219,555	3.17		17.21
	2006	421,594		14.7100		6,206,851	0.70		17.95
	2005	370,882		12.4700		4,625,303	0.52		18.97
	2004	331,343		10.4800		3,473,292	0.82		13.49
FL8
	2008	259,518		6.0866		1,579,581	0.75		(47.23)
	2007	256,969		11.5349		2,964,187	0.58		26.87
	2006	228,802		9.0900		2,093,330	0.19		6.73
	2005	133,080		8.5200		1,133,632	0.36		5.67
	2004	135,289		8.0600		1,090,579	0.12		3.26
FL1
	2008 [6]	8,754		5.6328		49,310	1.40	(39.34)	to	(39.00)
FL6
	2008	514,253		10.9595		5,635,977	0.94		(42.61)
	2007	495,829		19.0976		9,469,137	0.91		17.51
	2006	414,771		16.2500		6,730,499	1.18		11.59
	2005	326,818		14.5600		4,759,899	0.15		16.85
	2004	219,538		12.4600		2,736,419	0.21		15.34
FL4
	2008	1,168,094		7.7796		9,087,324	2.16		(37.07
	2007	1,173,459		12.3616		14,505,847	3.50		5.34
	2006	1,235,790		11.7300		14,503,213	1.47		15.61
	2005	1,030,028		10.1500		10,454,905	1.68		4.71
	2004	1,007,408		9.6900		9,765,021	1.03		10.51
FIS
	2008 [6]	78,300		6.1367		480,503	3.30	(27.99)	to	(26.26)
FVB
	2008 [5]	749	8.8556	to	8.8661	6,636	1.12	3.28	to	5.36
FVM
	2008 [6]	13,697		5.8573		80,225	0.59	(38.21)	to	1.45
F20
	2008 [6]	4,652		6.5983		30,694	7.93	(29.35)	to	(14.69)
F30
	2008 [6]	11,181		6.0329		67,457	4.50	(25.20)	to	(9.69)
SGI
	2008 [6]	11,590		7.9038		91,602	2.05	(20.54)	to	7.56

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
ISC
	2008	3,457		$6.9146		$23,906	5.26%		(29.66)%
	2007 [4]	3,224		9.8296		31,688	-		(1.70)
FMS
	2008 [6]	40,432		6.1284		247,779	0.08	(28.46)	to	4.25
FVS
	2008	33,311		6.4860		216,052	0.38	(33.02)	to	(32.80)
	2007 [4]	1,119		9.6829		10,830	-	(3.17)		1.00
SIC
	2008 [6]	21		8.8273		183	-		6.22
S17
	2008 [5]	-		8.8584		-	9.01		5.67
FGF
	2008 [6]	5		10.9484		51	-		5.01
FTG
	2008	92,701	8.6044	to	12.7573	1,182,499	1.83		1.61
	2007	98,456		22.1185		2,177,683	1.40		2.35
	2006	84,981		21.6100		1,836,551	1.33		21.81
	2005	56,779		17.7400		1,007,375	1.10		8.86
	2004	40,990		16.3000		668,030	1.21		16.03
FTI
	2008	266,601		15.1403		4,036,407	2.32		(40.38)
	2007	274,235		25.3936		6,963,811	1.94		15.46
	2006	299,049		21.9900		6,578,061	1.26		21.44
	2005	242,295		18.1100		4,388,017	1.18		10.17
	2004	176,214		16.4400		2,896,736	1.06		18.53
GS2
	2008	20,846	10.6559	to	10.8970	224,991	0.67	(34.41)	to	(34.35)
	2007	21,273	16.2320	to	16.6135	350,385	0.39	(16.97)	to	(16.90)
	2006	19,409	19.5300	to	20.0100	386,560	0.69	11.62	to	11.71
	2005	19,634	17.4900	to	17.9300	348,139	0.25	5.45	to	5.54
	2004	19,335	16.5700	to	17.0000	324,935	0.31	15.65	to	15.75
GS3
	2008	398,331	6.9174	to	7.5850	2,951,756	1.77	(37.37)	to	(37.00)
	2007	318,747	11.0350	to	12.0395	3,740,205	1.35	(2.20)	to	(1.63)
	2006	144,902	11.2700	to	12.2400	1,704,656	1.10	12.23	to	12.89
	2005	145,363	10.0400	to	10.8400	1,513,737	0.84	5.89	to	6.51
	2004	123,496	9.4700	to	10.1800	1,210,680	1.78	14.27	to	14.94
GS4
	2008	31,950	9.0499	to	9.5292	296,626	1.62	(34.90)	to	(34.85)
	2007	41,513	13.9025	to	14.6262	587,235	1.84	0.90	to	0.99
	2006	39,319	13.7800	to	14.4800	557,007	1.74	21.92	to	22.02
	2005	39,112	11.3000	to	11.8700	448,410	1.79	3.33	to	3.41
	2004	35,174	10.9400	to	11.4800	391,361	2.19	18.10	to	18.21

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
GS5
	2008	94,587	$6.9016	to	7.9484	$707,392	2.96%	(46.27)	to	(46.23)%
	2007	97,648	12.8348	to	14.7941	1,358,564	1.33	7.25	to	7.34
	2006	102,983	11.9600	to	13.7900	1,327,436	1.65	21.39	to	21.50
	2005	110,987	9.8400	to	11.3600	1,171,628	0.33	13.04	to	13.14
	2004	107,191	8.7000	to	10.0500	1,002,357	1.42	12.82	to	12.92
GS8
	2008	39,338	9.9976	to	10.2582	399,609	0.86	(37.42)	to	(37.05)
	2007	55,785	15.9755	to	16.2960	901,399	0.70	2.60	to	3.20
	2006	68,934	15.5700	to	15.7900	1,086,429	0.81	15.49	to	16.16
	2005	101,376	13.4800	to	13.5900	1,375,110	0.78	12.17	to	12.83
	2004	38,922	12.0200	to	12.0500	468,562	0.85	20.20	to	20.48
GSE
	2008 [6]	1,179		6.0472		7,130	3.02		(29.04)
LA1
	2008	217,139	6.1984	to	9.3043	2,018,705	1.64	(36.42)	to	(25.72)
	2007	180,307		14.6341		2,638,628	1.44		3.44
	2006	108,969		14.1500		1,541,818	1.73		17.27
	2005	57,041		12.0600		688,141	2.08		3.25
	2004	12,583		11.6800		147,022	0.87		16.85
LA2
	2008	261,371	5.7686	to	8.9738	2,321,832	1.42	(39.36)	to	(31.82)
	2007	205,509	9.5121	to	14.7973	3,040,890	0.54		0.58
	2006	103,941		14.7100		1,529,163	0.56		12.23
	2005	90,528		13.1100		1,186,695	0.64		8.22
	2004	36,437		12.1100		441,350	0.41		21.13
MBI
	2008	18,575		5.9811		111,098	10.34		(39.84)
	2007 [4]	17		9.9425		167	-		(0.58)
MBO
	2008 [7]	13,111		6.5674		86,107	0.04		(35.63)
MCA
	2008	14,931		5.9146		88,312	-		(39.15)
	2007 [4]	19		10.2029		194	-		2.03
MTC
	2008	17,816		5.2845		94,145	0.02		(48.97)
	2007 [4]	27		10.3561		278	-		3.56
MF7
	2008 [6]	757		8.9152		6,747	-	1.46	to	3.43

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
CAS
	2008	24,206	$4.9176	to	5.8969	$138,869	0.49%	(37.39)	to	(37.02)%
	2007	27,846	7.8478	to	9.3637	254,751	0.20	10.49	to	11.14
	2006	31,485	7.1000	to	8.4300	261,668	0.21	5.75	to	6.37
	2005	39,568	6.7100	to	7.9200	309,208	0.55	0.33	to	0.92
	2004	58,760	6.6800	to	7.8500	456,379	0.06	10.37	to	11.02
EGS
	2008	34,499	4.7281	to	6.9357	230,099	0.24	(37.70)	to	(37.33)
	2007	46,721	7.5825	to	11.1325	496,799	-	20.54	to	21.25
	2006	53,802	6.2900	to	9.2400	475,771	-	7.39	to	8.02
	2005	61,332	5.8500	to	8.6000	503,177	-	8.50	to	9.14
	2004	91,072	5.3800	to	7.9300	695,166	-	12.58	to	13.24
EM1
	2008	54,247		4.3349		235,156	0.03	(55.47)	to	(50.79)
	2007 [4]	14		9.6745		139	-		0.12
GSS
	2008	343,412	15.0533	to	16.3700	5,206,939	5.24	7.91	to	8.55
	2007	320,778	13.8681	to	15.1698	4,493,721	4.80	6.55	to	7.18
	2006	256,685	12.9400	to	14.2400	3,372,649	4.64	3.08	to	3.68
	2005	228,634	12.4800	to	13.8100	2,904,730	4.46	1.71	to	2.30
	2004	207,719	12.2000	to	13.5800	2,578,231	5.05	3.15	to	3.76
HYS
	2008	165,713	10.0606	to	10.7151	1,764,149	9.08	(30.07)	to	(29.66)
	2007	166,361	14.3752	to	15.2339	2,516,512	6.82	1.33	to	1.93
	2006	219,625	14.1700	to	14.9500	3,267,820	7.75	9.75	to	10.39
	2005	200,681	12.9000	to	13.5400	2,704,033	8.34	1.60	to	2.19
	2004	172,603	12.6900	to	13.2500	2,274,083	8.03	8.91	to	9.54
MIS
	2008	162,098	5.3250	to	6.3533	1,003,025	0.62	(37.58)	to	(37.22)
	2007	161,651	8.5240	to	10.1301	1,599,524	0.37	10.88	to	11.53
	2006	164,036	7.6800	to	9.1400	1,467,362	0.09	7.04	to	7.67
	2005	148,002	7.1700	to	8.5400	1,229,966	0.49	3.77	to	4.37
	2004	147,809	6.9000	to	8.2300	1,179,938	0.07	8.97	to	9.61
MIT
	2008	166,813	7.5110	to	7.9865	1,300,722	1.51	(35.33)	to	(34.95)
	2007	155,066	11.6145	to	12.2773	1,858,350	1.12	5.33	to	5.95
	2006	158,329	11.0300	to	11.5900	1,801,223	0.80	12.65	to	13.30
	2005	160,325	9.7900	to	10.2300	1,608,566	0.80	7.08	to	7.70
	2004	255,401	9.1400	to	9.5000	2,402,768	0.92	11.33	to	11.99

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
NWD
	2008	141,555	$6.5611	to	9.8578	$947,939	-%	(39.93)	to	(39.57)%
	2007	148,834	10.8576	to	16.4093	1,656,055	-	1.96	to	2.56
	2006	127,257	10.5900	to	16.0900	1,411,591	-	12.51	to	13.17
	2005	123,740	9.3500	to	14.3000	1,210,548	-	4.59	to	5.21
	2004	114,708	8.8900	to	13.6800	1,085,097	-	6.86	to	7.49
RI1
	2008 [6]	551		5.6513		3,115	-	(30.26)	to	(27.04)
MFJ
	2008 [6]	68		7.7380		524	-		(17.07)
TRS
	2008	335,954	11.3378	to	13.1385	3,970,374	3.36	(22.01)	to	(21.55)
	2007	356,492	14.4521	to	16.8316	5,414,571	2.86	3.71	to	4.32
	2006	336,951	13.8500	to	16.2200	4,942,494	2.73	11.57	to	12.22
	2005	350,371	12.3400	to	14.5200	4,561,624	2.53	2.42	to	3.02
	2004	338,880	11.9800	to	14.1700	4,287,717	2.49	10.82	to	11.47
MFE
	2008 [6]	4,607		6.3461		29,235	0.81	(38.33)	to	(35.20)
UTS
	2008	108,103	12.9227	to	15.8563	1,458,781	1.86	(37.43)	to	(37.06)
	2007	99,503	20.5326	to	25.3420	2,140,821	1.29	27.83	to	28.58
	2006	99,015	15.9700	to	19.8300	1,685,709	2.62	31.51	to	32.28
	2005	82,133	12.0700	to	15.0700	1,069,705	0.98	16.61	to	17.29
	2004	70,699	10.2900	to	12.9300	808,395	2.01	29.61	to	30.37
MV1
	2008	21,670		6.6526		144,165	0.26	(32.87)	to	(26.52)
	2007 [4]	39		9.9097		389	-		0.76
MVS
	2008	178,412	10.6448	to	10.8813	1,939,141	1.79	(32.98)	to	(32.64)
	2007	192,230	15.8369	to	16.1546	3,095,541	1.62	7.29	to	7.92
	2006	133,384	14.7600	to	14.9700	1,990,815	1.34	20.25	to	20.96
	2005	107,101	12.2700	to	12.3800	1,322,436	1.37	5.98	to	6.60
	2004	28,237	11.5800	to	11.6100	327,493	-	15.82	to	16.09

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
OCF
	2008	52,370		$7.9668		$417,219	0.15%		(45.52)%
	2007	53,717		14.6226		785,478	0.22		14.15
	2006	47,715		12.8100		611,245	0.31		7.95
	2005	23,682		11.8700		281,027	0.83		5.10
	2004	19,488		11.2900		220,045	-		12.91
OCA
	2008 [6]	1,738		5.2815		9,181	-	(40.57)	to	(39.38)
OGG
	2008 [6]	1,629		5.7574		9,381	-	(38.19)	to	(31.84)
OMG
	2008 [6]	11,169		5.9071		65,977	-	(37.25)	to	(35.31)
PCR
	2008	16,415		5.8682		96,327	9.09	(56.00)	to	(43.79)
	2007 [4]	13		10.4400		141	-		3.29
PMB
	2008	144,423	8.5415	to	18.8526	2,633,743	6.50	(17.50)	to	(14.60)
	2007	125,761	10.0012	to	22.0744	2,775,923	5.76	0.81	to	5.82
	2006	112,396		20.86		2,343,742	5.31		9.28
	2005	86,740		19.09		1,655,494	5.08		10.78
	2004	65,676		17.23		1,131,673	4.24		12.12
PHY
	2008	140,557	7.6169	to	13.1646	1,770,210	7.81	(25.33)	to	(2.83)
	2007	100,127	9.9620	to	17.2179	1,716,254	7.01	(0.38)	to	3.51
	2006	82,498		16.6300		1,371,917	6.85		9.10
	2005	64,013		15.2500		975,892	6.53		4.13
	2004	69,113		14.6400		1,011,927	6.49		9.56
PLD
	2008	581,883	10.1351	to	11.2923	6,535,316	4.07	(2.22)	to	(0.42)
	2007	597,369	10.1775	to	11.3395	6,757,113	4.77	1.77	to	7.38
	2006	496,216	10.4100	to	10.5600	5,234,503	4.21	3.37	to	3.98
	2005	452,259	10.0700	to	10.1600	4,587,637	2.84	0.43	to	1.01
	2004	345,073	10.0300	to	10.0500	3,468,358	0.62		0.55

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
PRR
	2008	177,641	$9.5551	to	12.6880	$2,191,030	3.55%	(11.50)	to	(7.05)%
	2007	142,419		13.6509		1,944,155	4.65		10.67
	2006	133,728		12.3400		1,649,374	4.23		0.72
	2005	124,133		12.2500		1,520,305	2.80		2.10
	2004	119,846		12.0000		1,437,641	1.02		8.92
PTR
	2008	475,641	10.7181	to	13.6996	6,465,315	4.46	(0.46)	to	4.80
	2007	461,754	10.2271	to	13.0720	6,030,162	4.75	2.27	to	8.76
	2006	455,277		12.0200		5,471,351	4.41		3.85
	2005	296,124		11.5700		3,427,039	3.48		2.45
	2004	202,924		11.3000		2,292,255	1.91		4.89
OP1
	2008	23,710	8.3474	to	9.2076	208,080	0.82	(39.18)	to	(39.12)
	2007	24,951	13.7237	to	15.1250	365,576	0.62	3.50	to	3.59
	2006	25,041	13.2600	to	14.6000	367,064	0.46	14.61	to	14.71
	2005	49,614	11.5700	to	12.7300	629,649	0.41	6.42	to	6.51
	2004	51,267	10.8700	to	11.9500	610,685	1.09	11.27	to	11.37
OP2
	2008	2,862	14.8267	to	18.4453	50,223	0.38	(42.02)	to	(41.97)
	2007	3,531	25.5481	to	31.8107	107,052	0.16	6.60	to	6.70
	2006	4,314	23.9400	to	29.8400	123,150	-	12.40	to	12.50
	2005	4,728	21.2800	to	26.5500	119,509	-	15.51	to	15.61
	2004	6,314	18.4100	to	22.9800	139,580	0.10	18.64	to	18.74
OP3
	2008	13,861	13.6986	to	14.1343	192,732	-	(41.98)	to	(41.93)
	2007	15,200	23.6082	to	24.3381	365,602	-	(0.01)	to	0.07
	2006	16,571	23.6100	to	24.3200	402,870	-	23.36	to	23.47
	2005	17,428	19.1400	to	19.7000	341,336	-	(0.52)	to	(0.44)
	2004	22,473	19.2400	to	19.7800	440,215	0.05	17.19	to	17.29
OP4
	2008	1,437	9.2813	to	9.6615	13,371	3.12	(30.10)	to	(30.04)
	2007	1,663	13.2784	to	13.8106	22,114	2.17	2.34	to	2.43
	2006	1,829	12.9700	to	13.4800	23,948	1.74	9.02	to	9.11
	2005	2,037	11.9000	to	12.3600	24,280	1.21	4.67	to	4.76
	2004	2,258	11.3700	to	11.8000	25,755	1.60	10.12	to	10.21
111
	2008 [5]	48		9.5036		455	-		0.99
112
	2008 [5]	1,082		9.6081		10,396	-		4.13
113
	2008 [5]	4,948		9.6308		47,656	-		3.02

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
114
	2008 [5]	20,188	$10.3576	to	10.3718	$209,120	0.25%	4.37	to	4.66%
115
	2008 [5]	2,271		9.7771		22,206	0.10		3.77
118
	2008 [5]	334		8.7018		2,910	0.50		10.38
SC7
	2008	365,246	6.1031	to	9.0064	3,260,273	0.82	(37.81)	to	5.84
	2007	332,271	9.8131	to	14.4812	4,786,741	0.59	(1.87)	to	4.23
	2006	284,851		13.8900		3,954,847	0.77		14.77
	2005	241,536		12.1100		2,923,925	0.75		9.73
	2004	193,725		11.0300		2,137,277	0.68		12.45
SC3
	2008	159,542	5.0713	to	18.7196	2,194,245	2.37	(51.32)	to	(44.73)
	2007	131,107	9.1751	to	34.0673	3,694,994	1.51	(13.64)	to	(5.30)
	2006	137,110	32.0100	to	39.4500	4,479,936	1.66	38.16	to	38.96
	2005	139,612	23.0400	to	28.5500	3,294,424	1.67	9.03	to	9.67
	2004	122,604	21.0000	to	26.1900	2,650,303	1.65	32.54	to	33.32
SGC
	2008 [8]	15,420		6.4993		100,219	1.46	(38.11)	to	11.18
SDC
	2008 [8]	2,839		10.3799		29,469	0.60		1.93
SC2
	2008	303,829	8.7619	to	13.3428	3,517,654	5.64	(13.61)	to	(12.10)
	2007	271,065	10.0132	to	15.3380	3,916,563	5.18	0.52	to	3.76
	2006	228,845	13.6900	to	14.8700	3,201,765	5.17	4.79	to	5.41
	2005	215,554	12.9900	to	14.1900	2,849,531	4.80	1.37	to	1.96
	2004	135,296	12.7400	to	14.0000	1,768,092	4.82	5.80	to	6.42
SLC
	2008 [8]	1,042		6.7863		7,068	1.05	(21.30)	to	(21.30)
SC1
	2008	419,707	10.2998	to	12.4581	4,636,358	2.07	0.46	to	1.97
	2007	151,263	12.0005	to	12.2553	1,844,568	4.77	4.26	to	4.35
	2006	167,099	11.5000	to	11.7500	1,963,728	4.52	3.99	to	4.08
	2005	157,841	11.0500	to	11.3000	1,774,297	2.73	2.16	to	2.25
	2004	158,525	10.8100	to	11.0600	1,743,749	0.81	0.15	to	0.23
SCM
	2008	12,694	8.9572	to	9.8317	122,624	0.73		(42.65)
	2007	10,939		15.6196		170,868	0.64		(5.44)
	2006	17,353		16.5200		286,649	2.56		20.07
	2005	7,018		13.7600		96,545	0.14		(0.72)
	2004	6,521		13.8600		90,356	0.13		20.39

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio[1]	lowest to highest[2]
SCB
	2008	135,755	$5.9228	to	9.7980	$1,291,060	0.28%	(38.35)	to	(33.31)%
	2007	124,288	9.5511	to	15.8003	1,928,511	-	(4.49)	to	(1.44)
	2006	131,940	14.2300	to	16.0300	2,071,236	-	12.94	to	13.60
	2005	132,167	12.6000	to	14.1100	1,832,530	-	3.72	to	4.33
	2004	136,275	12.1500	to	13.5300	1,811,446	-	17.74	to	18.43
SPC
	2008 [8]	956		8.1699		7,809	1.36	1.01	to	2.11
SC5
	2008	203,317	6.3241	to	18.9809	2,457,769	0.17	(36.24)	to	(34.18)
	2007	211,467	9.7501	to	29.4359	4,158,497	1.15	1.99	to	15.41
	2006	203,455	16.4200	to	25.6600	3,609,657	-	10.65	to	11.30
	2005	171,043	14.7500	to	23.1900	2,764,866	0.09	15.93	to	16.61
	2004	153,718	12.6500	to	20.0000	2,164,285	-	15.47	to	16.14
LCG
	2008	40,258	5.5189	to	5.6872	226,668	-	(44.45)	to	7.21
	2007 [3]	33,156	9.8768	to	10.1781	335,032	-	(1.23)	to	1.78
TBC
	2008	305,007		8.7353		2,664,319	0.11		(42.51)
	2007	252,657		15.1935		3,838,750	0.46		12.74
	2006	226,597		13.4800		3,054,317	0.32		9.67
	2005	196,686		12.2900		2,416,956	0.12		5.94
	2004	157,775		11.6000		1,830,113	0.64		16.00
VKC
	2008 [5]	111		7.9572		885	-		(3.97)
VLC
	2008 [5]	100		6.1568		617	-		(26.34)
VGI
	2008	60,531		10.3707		627,746	2.04		(32.03)
	2007	63,142		15.2588		963,477	1.45		2.80
	2006	49,615		14.8400		736,455	0.94		16.23
	2005	29,484		12.7700		376,511	0.88		9.99
	2004	13,856		11.6100		160,875	-		16.11
USC
	2008 [6]	5,890		5.8791		34,625	-	(39.61)	to	(35.97)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values.  The recognition by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invest.  Balances have been annualized for sub-accounts in existence for less than one year.
2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.
[3]	For the period April 26, 2007 (commencement of operations) through December 31, 2007.
[4]	For the period November 16, 2007 (commencement of operations) through December 31, 2007.
[5]	For the period October 6, 2008 (commencement of operations) through December 31, 2008.
[6]	For the period November 3, 2008 (commencement of operations) through December 31, 2008.
[7]	Commencement of operations was April 16, 2007; first activity in 2008.
[8]	For the period May 1, 2008 (commencement of operations) through December 31, 2008.

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT High Yield Portfolio Sub-Account	SC PIMCO High Yield Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

In April 2009, Premier VT OpCap Equity Portfolio Sub-Account closed to new investments and liquidated the remaining investments held in the Sub-Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Revenues:
Premiums and annuity considerations	$122,733	$110,616	$59,192
Net investment (loss) income (1)	(1,789,835)	1,098,592	1,206,081
Net derivative (loss) income (2)	(871,544)	(193,124)	9,089
Net realized investment losses	(38,241)	(61,048)	(44,511)
Fee and other income	564,753	479,904	398,622
Subordinated notes early redemption premium	-	25,578	-

Total revenues	(2,012,134)	1,460,518	1,628,473

Benefits and expenses:
Interest credited	561,626	629,823	633,405
Interest expense	106,777	101,532	130,802
Policyowner benefits	443,517	229,485	156,970
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(1,021,026)	189,121	399,182
Goodwill impairment	701,450	-	-
Other operating expenses	289,346	283,815	231,434
Partnership capital securities early redemption payment	-	25,578	-

Total benefits and expenses	1,081,690	1,459,354	1,551,793

(Loss) income before income tax benefit	(3,093,824)	1,164	76,680

Income tax benefit:
Federal	(858,989)	(24,289)	(1,717)
State	6	431	105
Income tax benefit	(858,983)	(23,858)	(1,612)

Net (loss) income	$(2,234,841)	$25,022	$78,292

(1)
Net investment (loss) income includes a (decrease) increase in market value of trading fixed maturity securities of $(2,762.9) million, $(88.4) million and $15.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2008	December 31, 2007
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $782,861 and $11,848,397 in 2008 and 2007, respectively)	$674,020	$11,503,230
Trading fixed maturities at fair value (amortized cost of $14,909,429 and $3,938,088 in 2008 and 2007, respectively)	11,762,146	3,867,011
Mortgage loans	2,083,003	2,318,341
Derivative instruments – receivable	727,103	609,261
Limited partnerships	78,289	164,464
Real estate	201,470	201,777
Policy loans	729,407	712,633
Other invested assets	211,431	568,676
Cash and cash equivalents	1,624,149	1,169,701
Total investments and cash	18,091,018	21,115,094

Accrued investment income	282,564	290,363
Deferred policy acquisition costs	2,862,401	1,603,397
Value of business and customer renewals acquired	179,825	51,806
Net deferred tax asset	856,845	15,945
Goodwill	7,299	708,829
Receivable for investments sold	7,548	3,482
Reinsurance receivable	3,076,615	2,709,249
Other assets	222,840	311,999
Separate account assets	20,531,724	24,996,603

Total assets	$46,118,679	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,545,721	$18,262,569
Future contract and policy benefits	1,014,688	823,588
Payable for investments purchased	363,513	199,210
Accrued expenses and taxes	118,671	123,065
Debt payable to affiliates	1,998,000	1,945,000
Reinsurance payable to affiliate	1,650,821	1,691,884
Derivative instruments – payable	1,494,341	446,640
Other liabilities	605,945	888,061
Separate account liabilities	20,531,724	24,996,603

Total liabilities	45,323,424	49,376,620

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2008 and 2007	6,437	6,437
Additional paid-in capital	2,872,242	2,146,436
Accumulated other comprehensive loss	(129,884)	(92,403)
(Accumulated deficit) Retained earnings	(1,953,540)	369,677

Total stockholder’s equity	795,255	2,430,147

Total liabilities and stockholder’s equity	$46,118,679	$51,806,767
The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(2,234,841)	$25,022	$78,292

Other comprehensive loss:
Change in unrealized losses on available-for-sale securities, net of tax and policyholder amounts (1)	(84,234)	(119,775)	(46,229)
Change in pension and other postretirement plan adjustments, net of tax (2)	(66,998)	11,197	1,842
Reclassification adjustments of net realized investment losses into net (loss) income (3)	25,718	2,145	40,673
Other comprehensive loss	(125,514)	(106,433)	(3,714)

Comprehensive (loss) income	$(2,360,355)	$(81,411)	$74,578

(1)	Net of tax benefit of $ 45.4 million, $64.7 million and $25.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax benefit (expense) of $36.1 million, $(6.0) million and $(0.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.
(3)	Net of tax expense of $13.8 million, $1.2 million and $21.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$6,437	$2,138,880	$19,260	$561,187	$2,725,764

Adjustment to initially apply SFAS No. 158, net of tax	-	-	(1,516)	-	(1,516)
Net income	-	-		78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes related to the adoption of FASB Interpretation No. 48, net of tax	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of SFAS Nos.158 and 159, net of tax	-	-	88,033	(88,376	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Operating Activities:
Net (loss) income	$(2,234,841)	$25,022	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	28,371	40,668	58,752
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(1,021,026)	189,121	399,182
Depreciation and amortization	6,711	7,460	4,608
Net losses (gains) on derivatives	812,717	131,503	(11,853)
Net realized losses on available-for-sale investments	38,241	61,048	44,511
Changes in fair value of trading investments	2,762,893	88,398	(15,235)
Net realized losses (gains) on trading investments	380,969	(4,655)	(373)
Undistributed income on private equity limited partnerships	(9,796)	(23,027)	(29,120)
Interest credited to contractholder deposits	561,626	629,823	633,405
Goodwill impairment	701,450	-	-
Deferred federal income taxes	(773,143)	43,366	4,180
Changes in assets and liabilities:
Additions to deferred policy acquisition costs and value of business and customer renewals acquired	(365,686)	(379,941)	(262,895)
Accrued investment income	7,799	855	(29,711)
Net change in reinsurance receivable/payable	(260,860)	33,161	77,063
Future contract and policy benefits	191,024	66,550	(6,619)
Other, net	253,160	(134,356)	14,268
Net cash provided by operating activities	1,079,609	774,996	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	101,757	4,252,780	5,872,190
Trading fixed maturities	1,808,498	728,633	2,172,797
Mortgage loans	294,610	355,146	248,264
Real estate	1,141	-	-
Other invested assets	692,157	667,683	184,646
Redemption of subordinated note from affiliates	-	600,000	-
Purchases of:
Available-for-sale fixed maturities	(129,474)	(2,557,841)	(4,002,244)
Trading fixed maturities	(2,175,143)	(829,469)	(4,038,950)
Mortgage loans	(58,935)	(399,566)	(780,592)
Real estate	(5,414)	(19,439)	(20,619)
Other invested assets	(122,447)	(57,864)	(489,493)
Early redemption premium	-	25,578	-
Net change in other investments	(349,964)	(361,781)	399,514
Net change in policy loans	(16,774)	(3,007)	(7,857)

Net cash provided by (used in) investing activities	$40,012	$2,400,853	$(462,344)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,190,099	$1,924,784	$3,520,138
Withdrawals from contractholder deposit funds	(3,616,458)	(4,533,405)	(3,690,351)
Repayments of debt	(122,000)	(980,000)	-
Debt proceeds	175,000	1,000,000	200,000
Dividends paid to stockholder	-	-	(300,000)
Capital contribution from Parent	725,000	-	-
Early redemption payment	-	(25,578)	-
Other, net	(16,814)	29,971	4,528
Net cash used in financing activities	(665,173)	(2,584,228)	(265,685)

Net change in cash and cash equivalents	454,448	591,621	230,426

Cash and cash equivalents, beginning of year	1,169,701	578,080	347,654

Cash and cash equivalents, end of year	$1,624,149	$1,169,701	$578,080

Supplemental Cash Flow Information
Interest paid	$109,532	$73,116	$130,686
Income taxes (refunded) paid	$(113,194)	$(16,281)	$22,724

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $20.4 million, funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any dividends to its direct parent in 2008 and 2007, respectively.  The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2008, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

The Company had a greater than or equal to 20%, but less than 50%, interest in seven variable interest entities (“VIEs”) at December 31, 2008.  The Company is a creditor in four trusts and three limited liability companies that were used to finance commercial mortgages and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $36.5 million and $88.4 million at December 31, 2008 and 2007, respectively.  The investments in these VIEs mature between January 2008 and October 2024.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46(R).  See Note 4 for information with respect to leveraged leases.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $41.9 million and $68.1 million for the years ended December 31, 2008 and 2007, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  The entire balance of $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performing.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price. For the year ended December 31, 2008, the Company incurred realized losses of $3.0 million for impairments on mortgage loans.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  The Company did not incur losses for impairments on mortgage loans for the year ended December 31, 2007.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of SFAS No. 159 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOCRA represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Life Insurance Company (“Keyport”) on November 1, 2001 and the transfer of goodwill to SLNY based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the agreement between SLHIC and SLNY is allocated to the Group Protection Segment in the Company’s subsidiary, SLNY.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2008 and concluded that these assets were not impaired.   Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and indefinite-lived intangible assets and concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge is allocated to the Wealth Management Segment.

The Company also tested the goodwill maintained in the Group Protection Segment and concluded that it is not impaired at December 31, 2008.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million and $2.5 million for years ended December 31, 2008 and 2007, respectively.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007, additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of American Institute of Certified Public Accountants (“AICPA”) Statement of Position  (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also as prescribed by SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

For the years ended December 31, 2008, 2007 and 2006, the Company participated in a consolidated federal income tax return with the Parent and other affiliates. For the year ended December 31, 2008, the Company and its subsidiaries were part of the consolidated federal income tax return.  For the year ended December 31, 2007, INDY and Sun Life Vermont were included as part of the consolidated federal income tax return, but SLNY filed stand-alone federal income tax returns.  For the year ended December 31, 2006, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position (“FSP”) No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosure and had no effect on the Company's consolidated financial position or results of operations. The new disclosure is included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees and had no effect on the Company's consolidated financial position or results of operations.  The new disclosure is included previously in Note 1.

In February 2007, the FASB issued SFAS No. 159 which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s December 31, 2007, balance of retained earnings and accumulated other comprehensive income of $88.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157 which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”.  FSP No. SFAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP No. SFAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year-end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s December 31, 2007 accumulated other comprehensive income.

In June 2006, the FASB issued FIN 48, which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.  The Company elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over, the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133 and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets”, which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The Company’s adoption of SFAS No. 163 on January 1, 2009 will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.”  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; therefore, the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies,” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the periods identified as follows:

	Value of Distribution	VOBA	VOCRA
Year ended December 31, 2008	$299	$782	$4,627
Year ended December 31, 2007	$149	$5,928	$1,854

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with affiliates not included in these financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

On October 31, 2007, the Company subscribed to $0.25 million worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled special purpose financial captive insurance company which, effective November 8, 2007, entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued by SLOC prior to December 31, 2008.  This agreement is described more fully in Note 9.  A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued, in 2008 and 2007, floating rate surplus notes of $115 million and $1 billion, respectively, (the “Surplus Notes”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to an agreement between the Lender and Sun Life Assurance Company of Canada – U.S Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”), SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46(R).  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Notes.  For the years ended December 31, 2008 and 2007, the amount of interest expense incurred by Sun Life Vermont was $46.5 million and $8.6 million, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Capital Transactions

On September 30, 2008 and November 13, 2008, the Company received capital contributions of $300.0 and $425.0 million, respectively, from the Parent.  The $725.0 million cash contributions were recorded as additional paid-in capital and were made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies.  The risk-based capital formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. The Company did not declare or pay a dividend to the Parent in 2008 or 2007.

Debt Transactions

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed in part, $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2008 and 2007, the Company had $18 million and $80.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $4.5 million, $13.3 million and $26.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which will mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2008 and 2007, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2008, 2007 and 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED

Debt Transactions (continued)

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was dissolved effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.  The Company also earned interest income, through the Partnership, $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.

Institutional Investments Contracts

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”).  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $5.8 million to LLC III. Total interest credited for the funding agreements was $36.5 million, $51.6 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $4.0 million, $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”).  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $7.5 million to LLC II. Total interest credited for the funding agreement was $35.7 million, $50.8 million and $30.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $4.0 million, $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $36.6 million, $51.6 million and $49.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $4.0 million, $5.8 million and $5.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

The following table lists the details of notes due to affiliates at December 31, 2007:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.9 million, $14.2 million and $9.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $316.7 million, $301.0 million and $212.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $17.6 million, $16.9 million and $10.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.3 million, $26.0 million and $19.6 million for the years ended December 31, 2008, 2007 and 2006, respectively

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $17.2 million, $22.3 million and $22.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $2.1 million, $1.9 million and $1.5 million for the years ended December 31, 2008, 2007 and 2006, respectively. The Company paid $18.6 million, $15.9 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. The Company did not pay commission fees to IFMG in 2008. During the year ended December 31, 2006, the Company paid $20.1 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $23.7 million, $31.3 million and $24.3 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliate.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative service agreements, rent and other (continued)

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2008, 2007 and 2006, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.8 million, $3.0 and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $5.9 million, $4.4 million and $7.3 million relating to RSUs for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Collateralized Mortgage Obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage Backed Securities	40,107	1,060	(17)	41,150
Foreign Government & Agency Securities	509	-	(37)	472
U.S. Treasury & Agency Securities	61,824	13,262	(105)	74,981
Total non-corporate	124,944	14,416	(4,648)	134,712

Corporate securities:
Basic Industry	11,619	-	(3,062)	8,557
Capital Goods	29,853	317	(7,137)	23,033
Communications	111,380	1,724	(7,820)	105,284
Consumer Cyclical	62,112	1,160	(11,769)	51,503
Consumer Noncyclical	44,947	571	(1,845)	43,673
Energy	47,968	257	(8,200)	40,025
Finance	254,505	302	(67,240)	187,567
Technology	4,485	-	(624)	3,861
Transportation	6,861	4	(1,585)	5,280
Utilities	84,187	140	(13,802)	70,525
Total Corporate	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized Mortgage Obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage Backed Securities	213,175	4,579	(325)	217,429
Foreign Government & Agency Securities	110,991	1,972	(3,788)	109,175
U.S. Treasury & Agency Securities	484,910	36,528	(18,332)	503,106
Total non-corporate	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities:
Basic Industry	201,573	67	(31,623)	170,017
Capital Goods	461,583	2,477	(71,733)	392,327
Communications	1,642,250	4,730	(165,902)	1,481,078
Consumer Cyclical	1,189,335	7,776	(250,384)	946,727
Consumer Noncyclical	496,392	2,036	(25,794)	472,634
Energy	430,413	810	(40,710)	390,513
Finance	4,188,983	2,773	(976,868)	3,214,888
Industrial Other	250,656	1,390	(9,647)	242,399
Municipals	610	-	(82)	528
Technology	88,573	-	(16,016)	72,557
Transportation	246,398	5,552	(24,662)	227,288
Utilities	1,479,840	11,365	(170,570)	1,320,635
Total Corporate	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 476	$ 439
Due after one year through five years	59,496	52,545
Due after five years through ten years	87,028	70,484
Due after ten years	573,250	491,293
Subtotal – Maturities available-for-sale	720,250	614,761
ABS, CMO and MBS securities	62,611	59,259
Total Available-for-sale	$ 782,861	$ 674,020

Maturities of trading fixed securities:
Due in one year or less	$ 409,847	$ 383,929
Due after one year through five years	5,571,645	4,812,789
Due after five years through ten years	3,098,890	2,531,157
Due after ten years	2,192,125	1,815,997
Subtotal – Maturities of trading	11,272,507	9,543,872
ABS, CMO and MBS securities	3,636,922	2,218,274
Total Trading	$ 14,909,429	$ 11,762,146

Gross gains of $17.8 million, $52.8 million and $39.5 million and gross losses of $321.9 million, $52.3 million and $92.3 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $12.4 million and $12.0 million at December 31, 2008 and 2007, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.6% and 96.0%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During 2008, 2007 and 2006, the Company incurred realized losses totaling $41.9 million, $68.1 million and $6.3 million, respectively, for other-than-temporary impairment of value of its available-for-sale fixed maturity securities.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $18.2 million and $34.9 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2008, the Company held $18.1 billion in invested assets and cash.  Of this balance, $12.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($674.0 million) or trading ($11.8 billion).  Of the $674.0 million of available-for-sale fixed maturities, securities with a fair value of $462.2 million were in an unrealized loss position totaling $127.7 million.  At December 31, 2008, 30 % of securities in an unrealized loss position, based on fair value, were securities with fair-value-to-amortized-cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $6.1 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $34.1 million, representing 0.19 % of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $23.1 million, representing 0.13% of the total invested asset balance, were in an unrealized loss position that totaled $3.1 million.  At December 31, 2008, 73 % of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security.  The Company characterizes other-than-temporary impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $41.9 million were recorded as a charge to income.  The $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.  The $6.3 million realized loss for other-than-temporary impairments for the year ended December 31, 2006, was credit-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performed.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the years ended December 31, 2007 and 2006.  As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 5,008	$ (1,231)	$ 3,549	$ (1,831)	$ 8,557	$ (3,062)
Capital Goods	2,337	(55)	11,447	(7,082)	13,783	(7,137)
Communications	65,855	(7,747)	17,237	(73)	83,092	(7,820)
Consumer Cyclical	8,473	(2,139)	28,071	(9,630)	36,544	(11,769)
Consumer Noncyclical	11,799	(341)	11,329	(1,504)	23,128	(1,845)
Energy	21,290	(4,496)	16,469	(3,704)	37,759	(8,200)
Finance	39,132	(11,130)	122,697	(56,110)	161,829	(67,240)
Industrial Other	-	-	-	-	-	-
Technology	3,861	(624)	-	-	3,861	(624)
Transportation	435	(29)	4,709	(1,556)	5,143	(1,585)
Utilities	55,467	(9,638)	10,787	(4,164)	66,254	(13,802)

Total Corporate	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Non-Corporate
Asset Backed Securities	-	-	-	-	-	-
Collateralized Mortgage Obligations	2,967	(1,162)	12,739	(3,327)	15,706	(4,489)
Mortgage Backed Securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. Treasury & Agency Securities	1,855	(105)	-	-	1,855	(105)
Foreign Government & Agency Securities	473	(37)	-	-	472	(37)

Total Non-Corporate	6,349	(1,311)	15,876	(3,337)	22,224	(4,648)

Grand Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,176	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2007:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	6	2	8
Capital Goods	1	6	7
Communications	36	8	44
Consumer Cyclical	7	20	27
Consumer Noncyclical	7	4	11
Energy	12	6	18
Finance	41	73	114
Industrial Other	-	-	-
Technology	4	-	4
Transportation	1	4	5
Utilities	28	10	38

Total Corporate	143	133	276

Non-Corporate
Asset Backed Securities	-	-	-
Collateralized Mortgage Obligations	8	10	18
Foreign Government & Agency Securities	1	-	1
Mortgage Backed Securities	2	6	8
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	13	16	29

Grand Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased $384.1 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses at December 31, 2008 were financial services, consumer cyclical, and utilities.  As of December 31, 2008, there were 114 securities accounting for unrealized losses of $67.2 million in the Finance sector.   Of these unrealized losses, 99.3% were related to investment grade issues (rated AAA through BBB).

As of December 31, 2008, there were 38 securities accounting for unrealized losses of $13.8 million in the Utility sector.   Of these unrealized losses, 99.03% were related to investment-grade issues (rated AAA through BBB). As of December 31, 2008, there were 27 securities accounting for unrealized losses of $11.8 million in the Consumer Cyclical sector.   Of these unrealized losses, 95.54% were related to investment-grade issues (rated AAA through BBB). All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

The Company has exposure to sub-prime and Alt-A residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans have recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-two percent of these below-prime investments, based upon fair value, held by the Company were either issued before 2006 or have an AAA rating.  At December 31, 2008, the Company had exposure to residential sub-prime and Alt-a mortgages of $165.5 million and $116.9 million, respectively, representing approximately 1.6% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the year ended December 31, 2008, the Company did not record any realized losses related to the sale of available-for-sale securities that were in an unrealized loss position.  During the year ended December 31, 2007, the Company recorded $47.3 million realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2008	2007

Total mortgage loans	$ 2,083,003	$ 2,318,341

Real estate:
Held for production of income	201,470	201,777
Total real estate	$ 201,470	$ 201,777

Total mortgage loans and real estate	$ 2,284,473	$ 2,520,118

Accumulated depreciation on real estate was $36.7 million and $31.8 million at December 31, 2008 and 2007, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  The Company has recognized impairment on mortgage loans totaling $3.0 million and $3.3 million at December 31, 2008 and 2007, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2008
Mortgage loans	$ 3,288	$ 3,000	$ (3,288)	$ 3,000

2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2008	2007
Property Type:
Office building	$ 763,405	$ 820,803
Residential	198	369
Retail	923,592	1,067,483
Industrial/warehouse	262,436	306,769
Apartment	106,362	109,919
Other	231,480	218,063
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2008	2007
Geographic region:

Alabama	$ 9,049	$ 9,387
Alaska	5,873	6,000
Arizona	4,349	449
Arkansas	55,987	59,024
California	124,004	132,829
Colorado	36,521	39,276
Connecticut	12,599	13,133
Delaware	7,029	7,188
Florida	229,681	269,254
Georgia	62,418	68,371
Idaho	3,832	3,885
Illinois	49,635	47,521
Indiana	32,082	32,584
Iowa	1,469	325
Kansas	7,620	7,853
Kentucky	28,038	29,396
Louisiana	36,426	38,470
Maine	1,090	13,425
Maryland	52,202	72,659
Massachusetts	120,059	139,203
Michigan	19,789	20,649
Minnesota	41,013	41,909
Mississippi	3,836	3,959
Missouri	61,293	64,624
Montana	3,112	30,843
Nebraska	12,937	13,457
Nevada	6,665	5,987
New Hampshire	649	762
New Jersey	35,964	37,952
New Mexico	13,310	13,787
New York	328,439	345,887
North Carolina	37,620	39,453
North Dakota	1,678	1,920
Ohio	145,192	148,743
Oklahoma	8,180	8,811
Oregon	31,261	33,852
Pennsylvania	118,744	132,665
South Carolina	32,318	33,334
South Dakota	921	949
Tennessee	37,845	39,405
Texas	340,082	348,817
Utah	24,363	27,088
Virginia	12,926	14,070
Washington	56,547	76,767
West Virginia	4,576	4,730
Wisconsin	3,942	17,785
All other	24,308	24,969
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$ 33,474
2010	34,454
2011	124,344
2012	75,628
2013	129,595
Thereafter	1,685,508
Total	$ 2,083,003

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $2.0 million and $17.8 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $175.0 million and $536.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $183.5 million and $533.5 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities are recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $179.9 million and $517.7 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2.6 million, $2.2 million and $2.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2008	2007
Lease contract receivable	$ 7,042	$ 12,836
Less: non-recourse debt	-	-
Net Receivable	7,042	12,836
Estimated value of leased assets	20,795	20,795

Less: unearned and deferred income	(2,373)	(4,304)
Investment in leveraged leases	25,464	29,327
Less: fees	(37)	(87)
Net investment in leveraged leases	$ 25,427	$ 29,240

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income. Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable or derivative instruments - payable in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor's” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

On September 6, 2006 the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative income are gains (losses) on the translation of foreign currency denominated GIC liabilities of $167.7 million, $45.5 million and $(90.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2008	2007	2006

Net (expense) income on swap agreements	$(54,513)	$6,943	$(7,749)
Change in fair value of swap agreements (interest rate, currency, and equity)	(613,961)	(255,727)	8,392
Change in fair value of options, futures and embedded derivatives	(203,070)	55,660	8,446
Total derivative (losses) income	$(871,544)	$(193,124)	$9,089

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counterparties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2008 and 2007, $400.7 million and $132.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions and the fair value of the (liability) asset were as follows for the years ended December 31:

	2008
	Notional	Fair Value
	Principal	(Liability)
	Amounts	Asset

Interest rate swaps	$14,036,100	$(881,867)
Currency swaps	408,773	50,554
Credit default swaps	55,000	(42,067)
Equity swaps	5,400	2,668
Currency forwards	-	-
Futures	1,991,840	(22,819)
Swaptions	1,150,000	1,863
S&P 500 index call options	1,166,148	17,125
S&P 500 index put options	591,385	107,305

Total	$19,404,646	$(767,238)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit default swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157 was a reduction to the value of the Company’s embedded derivative liabilities of $166.1 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There were no changes to these techniques during the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivates.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government	-	472	-	472
States and political subdivisions	-	-	-
U.S. Treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturities	56,478	605,188	12,354	674,020

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign governments	-	84,615	9,200	93,815
States and political subdivisions	-	528	-	528
U.S. Treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturities	445,732	10,710,456	605,958	11,762,146

Derivative instruments - receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,624,149	-	-	1,624,149
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2) Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$ 4,330	(591)	(1,990)	-	2,717	4,466	-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign governments	63,331	(1,250)	-	-	(52,881)	9,200	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-		-	-	-
Cash and cash equivalents	-	-	-		-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	3,073,001	(1,086,702)	(6,798)	202,683	(759,331)	1,422,853	(882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfer in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	10,151	296,048	-	29,413	-	335,612	297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Total liabilities measured at fair value on a recurring basis	436,444	376,650	-	29,807	-	842,901	437,001

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.

The Company adopted the FV option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the statement of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the statement of operations, due to the election of the FV option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company has changed the presentation of purchases and sales of its fixed maturity securities previously designated as trading in the statement of cash flows, which supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  The prior period cash flow has been reclassified to conform to this change.  Purchases and sales of these securities are reported gross in the investing section of the statement of cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option (continued)

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accrual of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$ 2,162	$ (4,107)	$ (53,120)
Equity securities	-	395	519
Mortgage and other loans	360	780	1,543
Real estate	431	-	-
Other invested assets	175	(32)	(19)
Other-than-temporary impairments	(41,864)	(68,092)	(6,329)
Sales of previously impaired assets	495	10,008	12,895

Net realized investment losses	$ (38,241)	$ (61,048)	$ (44,511)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities - Interest and other income	$ 930,217	$ 998,246	$ 1,073,114
Fixed maturities - Change in fair value and net realized (losses) gains on trading securities	(3,143,862)	(83,743)	15,608
Mortgages and other loans	134,963	153,228	135,515
Real estate	8,575	9,347	10,460
Policy loans	44,601	43,708	44,516
Assumed under funds withheld reinsurance agreements	295,409	27,477	-
Ceded under funds withheld reinsurance agreements	(63,513)	(78,246)	(96,984)
Other	23,604	44,426	38,858
Gross investment (loss) income	(1,770,006)	1,114,488	1,221,087
Less: Investment expenses	19,829	15,896	15,006
Net investment (loss) income	$ (1,789,835)	$ 1,098,592	$ 1,206,081

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

The assumed and ceded investment income relates to certain funds withheld reinsurance agreements. The $267.9 million increase in assumed investment income during 2008 as compared to 2007 relates to the funds withheld reinsurance agreement between Sun Life Vermont, a subsidiary of the Company, and SLOC.  This reinsurance agreement was effective during the fourth quarter of 2007.  The $14.7 million decrease in ceded investment income during 2008 as compared to 2007, primarily relates to the funds withheld reinsurance agreement between the Company and SLOC.

8.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,624,149	$ 1,624,149	$ 1,169,701	$ 1,169,701
Fixed maturities	12,436,166	12,436,166	15,370,241	15,370,241
Mortgages	2,083,003	2,083,089	2,318,341	2,324,351
Derivative instruments -receivables	727,103	727,103	609,261	605,058
Policy loans	729,407	768,658	712,633	712,633
Other invested assets	179,945	179,945	533,476	533,476
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,292,665	13,256,964	15,716,209	14,060,467
Derivative instruments - payables	1,494,341	1,494,341	446,640	442,437
Long-term debt to affiliates	1,998,000	1,998,000	1,945,000	1,945,000
Other liabilities	87,534	87,534	105,154	105,154
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair values due to the short-term nature and liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Policy loans:  The fair value of policy loans is determined by estimating future cash flows, discounted at the current average policy loan rate.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133 and are included in contractholder deposit funds.  Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreement were as follows:

	For the Years Ended December 31,
	2008	2007	2006
Premiums and annuity considerations:
Direct	$ 67,938	$ 62,645	$ 61,713
Assumed	58,961	50,986	-
Ceded	(4,166)	(3,015)	(2,521)
Net premiums and annuity considerations	$ 122,733	$ 110,616	$ 59,192

Policyowner benefits:
Direct	$ 482,737	$ 260,008	$ 197,872
Assumed	95,086	30,430	-
Ceded	(134,306)	(60,953)	(40,902)
Net policyowner benefits:	$ 443,517	$ 229,485	$ 156,970

Commission and expense:
Direct	$ 13,203	$ 5,617	$ 25,175
Assumed	28,490	7,521	-
Ceded	(9,560)	(502)	(200)
Net commission and expense	$ 32,133	$ 12,636	$ 24,975

Interest Credited:
Direct	$ 601,435	$ 693,665	$ 705,943
Assumed	38,834	14,075	8,749
Ceded	(78,643)	(77,917)	(81,287)
Net interest credited	$ 561,626	$ 629,823	$ 633,405

Fee and other income:
Direct	$ 608,066	$ 599,132	$ 477,600
Assumed	114,762	4,495	-
Ceded	(158,075)	(123,723)	(78,978)
Net fee and other income	$ 564,753	$ 479,904	$ 398,622

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company's business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL policies in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion as of December 31, 2008 and 2007.  On December 31, 2003, this entire block of business was reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.

Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$1,560,946	$1,591,315
Other assets	38,998	6,380

Liabilities
Contractholder deposit funds and other policy liabilities	1,428,331	1,591,315
Reinsurance payable to an affiliate	1,509,989	1,574,516

The funds withheld assets are comprised of trading bonds and mortgages being managed by the Company.  The significant decline in the value of the funds withheld assets during the year ended December 31, 2008 increased the value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheet.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $130.6 million at December 31, 2008 and resulted in derivative income of $130.6 million for the year ended December 31, 2008.  Reinsurance payable to affiliates includes a funds withheld liability of $1,510.0 million and $1,534.0 million at December 31, 2008 and 2007.

By reinsuring the SPWL policies, the Company reduced net investment income by $60.3 million, $78.2 million and $97.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The Company also reduced interest credited by $74.8 million, $74.8 million and $76.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $5.3 million, $8.9 million and $13.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, UL, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  In accordance with these agreements, fee income was reduced by $80.0 million, $21.6 million and $37.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business issued through December 31, 2008 has been reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007, pursuant to the reinsurance agreement, Sun Life Vermont recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  Under the reinsurance agreement, Sun Life Vermont held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivable for funds withheld	$1,105,722	$626,608
Reinsurance receivable for deferred costs	19,686	22,322

Liabilities
Contractholder deposit funds and other policy liabilities	813,387	580,613
Future contract and policy benefits	73,058	23,692
Other liabilities	12,004	33,150

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $1,105.7 million and $626.6 million at December 31, 2008 and 2007, respectively, are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The Company recorded assumed investment income of $295.4 million and $27.5 million for the years ended December 31, 2008 and 2007, respectively.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported as reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million and $3.1 million at December 31, 2008 and 2007, respectively.  Included in derivative income are losses of $88.7 million and $3.1 million for the years ended December 31, 2008 and 2007, respectively, related to the embedded derivative.

In addition, the reinsurance agreement between SLOC and Sun Life Vermont has increased revenues by approximately $321.2 million and $29.7 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $134.0 million and $14.1 million for the years ended December 31, 2008 and 2007, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, SLNY held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities
Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and, a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading bonds and mortgages being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of 12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and SLNY has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its subsidiary, SLNY, has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of the Company’s group contracts.

The Company, through its subsidiary, SLNY, has also an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2008, SLNY held policyholder liabilities of $32.8 million related to this agreement. In addition, the activities related to the reinsurance agreement have increased revenues by $59.0 million and $51.0 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $48.6 million and $34.6 million for the years ended December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS

Prior to the December 31, 2008 merger of plans described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan is to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Until the funding requirements for the 2009 plan year under the Pension Protection Act of 2006 are determined in April of 2009, the Company is not expected to make contributions to the staff pension plan in 2009.  The Company will be required to make a contribution for the 2009 plan year by September 2010.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The Company sponsors a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued SFAS No. 158, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 262,757	$ 261,380	$ 52,229	$ 45,852
Effect of eliminating early measurement date	1,982	-	705	-
Service cost	3,520	4,108	1,616	1,234
Interest cost	16,617	15,754	3,332	2,915
Actuarial (gain) loss	(3,424)	(11,210)	(6,729)	213
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Plan amendments	-	1,302	-	-
Federal subsidy	-	-	225	194
Unfunded APBO as a result of EBG acquisition	-	-	-	4,800
Projected benefit obligation at end of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 291,824	$ 269,712	$ -	$ -
Effect of eliminating early measurement date	1,981	-	-	-
Employer contributions	-	-	2,266	2,979
Other	350	(262)	-	-
Actual return on plan assets	(88,094)	30,951	-	-
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Fair value of plan assets at end of year	$ 195,511	$ 291,824	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Information on the funded status of the plan:
Funded status	$ (75,391)	$ 29,067	$ (49,112)	$ (52,229)
4th quarter contribution	-	(710)	-	532
(Accrued) prepaid benefit cost	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

The accumulated benefit obligation for the Pension Plans at December 31, 2008 and 2007 was $263.1 million and $253.6 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  For the year ended December 31, 2007, the UBF plan was underfunded. The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	Pension Plans	Pension Plans
	2008	2007
Projected benefit obligations	$ 270,902	$ 27,277
Accumulated benefit obligation	263,142	25,138
Plan assets	195,511	-

The staff pension plan and agent’s pension plan were overfunded at December 31, 2007.

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Other assets	$ -	$ 59,423	$ -	$ -
Other liabilities	(75,391)	(31,066)	(49,112)	(51,697)
	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Net actuarial loss (gain)	$ 86,528	$ (22,103)	$ 5,563	$ 13,437
Prior service cost	4,109	4,529	(3,890)	(4,551)
Transition asset	(3,589)	(6,206)	-	-
	$ 87,048	$ (23,780)	$ 1,673	$ 8,886

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	$ 198	$ (229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Components of net periodic (benefit) cost:
Service cost	$ 3,520	$ 4,108	$ 6,024	$ 1,616	$ 1,234	$ 1,311
Interest cost	16,617	15,754	15,065	3,332	2,915	2,967
Expected return on plan assets	(22,972)	(21,874)	(21,672)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	266	(529)	(529)	(529)
Recognized net actuarial (gain) loss	(792)	(107)	437	916	912	1,450
Net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 5,335	$ 4,532	$ 5,199

The Company’s share of net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 4,638	$ 3,910	$ 4,501

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Net actuarial loss (gain) arising during the year	$ 107,641	$ (20,287)	$ (1,923)	$ (6,729)	$ 279	$ 14,070
Net actuarial gain (loss) recognized during the year	792	107	-	(916)	(912)	-
Prior service cost arising during the year	-	1,302	3,564	-	-	(5,080)
Prior service cost recognized during the year	(337)	(337)	-	529	529	-
Transition asset recognized during the year	2,093	2,093	-	-	-	-
Transition asset arising during the year	-	-	(8,299)	-	-	-
Change in effect of additional minimum liability	-	-	(2,834)	-	-	-
Total recognized in AOCI	110,189	(17,122)	(9,492)	(7,116)	(104)	8,990
Tax effect	(38,566)	5,993	3,322	2,491	36	(3,147)
Total recognized in AOCI, net of tax	71,623	(11,129)	(6,170)	(4,625)	(68)	5,843

Total recognized in net periodic benefit cost and other comprehensive income, net of tax	$ 66,240	$ (15,004)	$ (8,143)	$ 13	$ 3,842	$ 10,344

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2009 are as follows:

	Pension Plans	Other Post Retirement Benefit Plan
Actuarial gain	$ 2,470	$ 379
Prior service cost	337	(529)
Transition asset	(2,093)	-
Total	$ 714	$ (150)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net benefit cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.35%	6.0%	5.8%	6.35%	6.0%	5.8%
Expected long term return on plan assets	8.0%	8.25%	8.75%	n/a	n/a	n/a
Rate of compensation increase	4.0%	4.0%	4.0%	n/a	n/a	n/a

The Company determines the expected long-term rate of return on plan assets by taking the weighted average return expectations based on the long-term return expectations and investment strategy then adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 9% annual rate of increase in the per capita cost of covered healthcare benefits.  In addition, medical cost inflation is assumed to be 8.5% in 2009 and assumed to decrease gradually to 5.00% for 2014 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on post retirement benefit obligation	$ 3,608	$ (3,446)
Effect on total of service and interest cost	$ 434	$ (433)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s staff pension plan assets for 2008 measurement and staff pension plan and agents’ plan assets for 2007 measurement, and the target allocation for 2009, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2009	2008	2007
Equity Securities	60%	54%	65%
Debt Securities	25%	30%	26%
Commercial Mortgages	15%	16%	9%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five-year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

The objective of the fund is to maximize the rate of return on assets over the long term. Safety of principal, credit quality and diversification are important considerations. Pursuant with this objective the fund will invest in a diversified portfolio of common stocks and fixed income investments. The fund is permitted to invest in derivative securities as long as the total derivatives exposure does not exceed 20% of the fund’s value.

Cash Flow

The Company does not expect to make contributions to the staff pension plan in 2009. However, the Company will contribute $1.3 million to the UBF plan in 2009.

The Company has estimated the following future benefit payments for the Pension Plans and the future benefit payments and expected federal subsidy for the Other Post Retirement Benefit Plan for the years 2009 through 2018:

		Other Post Retirement Benefit Plan’s
	Pension Plans’ Benefits	Benefits	Expected Federal Subsidy
2009	$ 10,109	$ 3,128	$ 224
2010	10,769	3,275	226
2011	11,594	3,448	227
2012	12,485	3,620	227
2013	13,261	3,831	223
2014 to 2018	80,720	23,054	982

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan

The Company sponsors and participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following:

Effective January 1, 2006, the 401 (k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the Other Post Retirement Benefit Plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $22.7 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $18.1 million, $16.1 million and $10.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by SFAS No. 109.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(85,841)	$(108,526)	$(5,792)
Deferred	(773,142)	84,668	4,180

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(1,082,838)	$407	$26,838
Low income housing credit	(4,016)	(5,490)	(6,225)
Separate account dividend received deduction	(18,144)	(11,988)	(13,090)
Prior year adjustments/settlements	(7,279)	932	(8,396)
Valuation allowance	79,963	-	-
Goodwill impairment not deductible	176,885	-	-
FIN 48 adjustments/settlements	(932)	(6,375)	-
Other items	(2,628)	(1,775)	(844)

Federal income tax benefit	(858,989)	(24,289)	(1,717)
State income tax expense	6	431	105

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's net deferred tax asset as of December 31 were as follows:

	2008	2007
Deferred tax assets:
Actuarial liabilities	$194,253	$110,617
Net operating loss	98,958	-
Investments, net	1,331,665	230,416
Other	80,233	-
	1,705,109	341,033
Valuation allowance	(79,963)	-
Total deferred tax assets	1,625,146	341,033

Deferred tax liabilities:
Deferred policy acquisition costs	(768,301)	(322,461)
Other	-	(2,627)
Total deferred tax liabilities	(768,301)	(325,088)

Net deferred tax asset	$856,845	$15,945

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company’s net deferred tax asset of $856.8 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities, as well as a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $79.9 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarter of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carry-forward period.

The Company believes that it is more likely than not that the deferred tax assets related to the remaining unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of value, whereby a capital loss will not be realized for tax purposes.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $50.7 million and $63.0 million at December 31, 2008 and December 31, 2007, respectively.  Of the $50.7 million, $6.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $78.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of $(12.4) million and $8.9 million in the years ended December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Balance at January 1	$63,043	$54,086
Gross increases related to tax positions in prior years	111,473	20,717
Gross decreases related to tax positions in prior years	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-
Settlements	(33,065)	-
Close of tax examinations/statutes of limitations	-	-

Balance at December 31	$50,679	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  During the year ended December 31, 2008 and 2007, the Company recognized $3.4 million and $2.0 million, respectively, in gross interest related to UTBs.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2008 as the Company did for the years ended December 31, 2007 and 2006. The Company’s subsidiaries, INDY and Sun Life Vermont were included as part of the consolidation for the year ended December 31, 2007.  For the year ended December 31, 2007 and 2006, SLNY filed stand-alone federal income tax returns.  INDY filed a stand-alone federal income tax return for the year ended December 31, 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $113.2 million and $16.2 million in 2008 and 2007, respectively, and made income tax payments of $22.7 million in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2008	2007

Balance at January 1	$ 74,878	$ 36,689
Less reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less reinsurance recoverable	(5,347)	(5,921)

Net balance at December 31	$ 65,969	$ 68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$ 39,673	$ 4,817	$ 44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$ 201,648	$ 18,773	$ 220,421

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133 and are recorded at fair value through earnings. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments - This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment - This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin - This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $694.2 million and $37.4 million at December 31, 2008 and 2007, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$1,603,397	$1,234,206
Acquisition costs deferred	365,918	356,087
Amortized to expense during the year	893,086	(169,799)
Adjustment for unrealized investment losses during the year	-	182,903
Balance at December 31	$2,862,401	$1,603,397

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$51,806	$47,744
Amount capitalized due to acquisition of new business	-	23,854
Amortized to expense during the year	128,019	(19,322)
Adjustment for unrealized investment gains during the year	-	(470)
Balance at December 31	$179,825	$51,806

Additions to VOBA and VOCRA for the year ended December 31, 2007, were a result of the SLHIC to SLNY asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million. Decreased actual gross profits in 2008 contributed to negative amortization and an increase to the VOBA asset.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	185,174	-	(1,789,835)
Net derivative loss (2)	(573,399)	(32,059)	(266,086)	-	(871,544)
Net realized investment losses	(21,852)	(10,986)	(5,403)	-	(38,241)
Fee and other income	436,075	9,681	118,997	-	564,753
	(2,005,611)	(39,205)	32,682	-	(2,012,134)
Total revenues

Benefits and Expenses

Interest credited	483,769	45,129	32,728	-	561,626
Interest expense	60,887	(602)	46,492	-	106,777
Policyowner benefits	306,404	80,789	56,324	-	443,517
Amortization of DAC, VOBA and VOCRA (3)	(963,422)	(82,218)	24,614	-	(1,021,026)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	29,967	-	289,346

Total benefits and expenses	760,343	125,611	195,736	-	1,081,690

Loss before income tax benefit	(2,765,954)	(164,816)	(163,054)	-	(3,093,824)

Income tax benefit expense	(772,699)	(41,418)	(44,866)	-	(858,983)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,568	$(2,234,841)

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $2,448.8 million, $154.9 million and $159.2 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)
SLUS’ and Other Subs’ net investment income includes a (decrease) increase in market value of $(89.2) million and $0.8 million, respectively, for the year ended December 31, 2007 related to the Company’s trading securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income (1)	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization DAC, VOBA and VOCRA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax (benefit) expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

(1)	SLUS’ net investment income includes a decrease in market value of $15.2 million for the year ended December 31, 2006 related to the Company’s trading securities

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturities at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	1,202,336	377,958	43,855	-	1,624,149
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable to affiliate	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings (Accumulated deficit)	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	(1,301)	-	28,371
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	24,614	-	(1,021,026)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	257,820	-	812,717
Net realized losses on available-for-sale investments	21,852	10,986	5,403	-	38,241
Changes in fair value of trading investments	2,448,822	154,926	159,145	-	2,762,893
Net realized losses on trading investments	324,369	30,622	25,978	-	380,969
Net change in unrealized and undistributed losses in private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	32,728	-	561,626
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(77,549)	-	(773,143)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	(83,277)	-	(365,686)
Accrued investment income	18,562	19	(10,782)	-	7,799
Net reinsurance receivable/payable	145,172	66,699	(472,731)	-	(260,860)
Future contract and policy benefits	140,571	898	49,555	-	191,024
Dividends received from subsidiaries	-	-	-	-	-
Other, net	29,356	122,486	101,318	-	253,160

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	89,468	6,440	5,849	-	101,757
Trading fixed maturities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)

Net cash provided by (used in) investing activities	$880,281	$(72,479)	$(767,790)	$-	$40,012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash used in financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	786,842	312,057	(644,451)	-	454,448

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$1,202,336	$377,958	$43,855	$-	$1,624,149

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
DAC additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268

Net cash provided by operating activities	889,757	68,861	7,837	(8,000)	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Trading fixed maturities	2,172,797	-	-	-	2,172,797
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Trading fixed maturities	(4,038,950)	-	-	-	(4,038,950)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash (used in) provided by investing activities	$(656,333)	$191,610	$2,379	$-	$(462,344)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Debt proceeds	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash used in financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ (2,207,978)	$ 113,357	$ 102,827	$ (20,340)	$ (2,012,134)
Total expenditures	645,665	301,604	111,097	23,324	1,081,690
Loss before income tax benefit	(2,853,643)	(188,247)	(8,270)	(43,664)	(3,093,824)

Net loss	(2,017,095)	(122,220)	(5,335)	(90,191)	(2,234,841)

Total assets	$ 33,357,432	$ 12,154,968	$ 164,123	$ 442,156	$ 46,118,679

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 1,949,215	$ 1,790,457	$ 1,610,425
Statutory net (loss) income	$ (1,431,516)	(913,114)	123,305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont, states in which the Company and its insurance company subsidiaries are domiciled, have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $126.7 million in 2009 without prior approval from the Delaware Commissioner of Insurance.

In 2008 and 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2008, 2007 or 2006.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.8 million in 2009 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2008, 2007 or 2006.

The Company’s Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that such dividends or distributions would not jeopardize its ability to fulfill its respective obligations pursuant to the reinsurance agreement with SLOC or any related transaction.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2008 and 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows:

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$ (111,099)	$ (317,402)	$ 38,400
Changes in reserves due to unrealized losses on available-for-sale securities	-	(26,702)	(9,346)
Unrealized (losses) gains on pension and other postretirement plan adjustments	(88,721)	14,894	(2,332)
Changes in DAC due to unrealized losses (gains) on available-for-sale securities	-	189,687	(2,719)
Changes in VOBA due to unrealized gains on available-for-sale securities	-	-	470
Tax effect and other	69,936	47,120	(10,443)

Accumulated other comprehensive (loss) income	$ (129,884)	$ (92,403)	$ 14,030

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2008 and 2007, the financial statements reflect benefits of $24.5 million and $12.0 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 301
2010	49
2011	-
Total	350

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $8.2 million, $9.4 million and $7.6 million, respectively.

The Company has two noncancelable sublease agreements that expire on June 30, 2009 and December 31, 2009.  As of December 31, 2008, the minimum future lease payment under the sublease agreements was $0.1 million.

22. SUBSEQUENT EVENTS

Effective January 1, 2009, the Company is required to prospectively adopt Statement of Statutory Accounting Principles (“SSAP”) No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.”  The Company anticipates that the effect of adopting SSAP No. 98 will decrease its statutory surplus between $150.0 million and $200.0 million.  After adoption, the Company expects its statutory surplus will continue to exceed minimum company action level requirements.

In January 2009, the Company undertook an action to reduce the Company’s cost structure and staffing levels due to the current economic environment.  The Company severed 143 employees and incurred $2.1 million in expenses in connection with this initiative.

In 2009, the Company received capital contributions totaling $623.7 million from the Parent.

After receiving regulatory approval, on February 11, 2009, the Company entered into a reinsurance agreement effective January 1, 2009 with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld basis and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million on February 11, 2009 and will pay a percentage of first year and single premiums as an ongoing ceding commission on a quarterly basis.  The funds withheld payable to BarbCo 3 and related reinsurance receivable at the inception of the transaction are $247.9 million and $329.2 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2009

&lt/R&gt

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

D.
(1)  Flexible Premium Combination Fixed and Variable Life Insurance Policy.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(2)  Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3)  Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4)  Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(5)  Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6)  Charitable Giving Benefit Rider.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(7)  Enhanced Cash Surrender Value Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(8)  Loan Lapse Protection Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(9)  Long Term Accumulation Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(10) Travel Assistance Endorsement. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(11)  Supplemental Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 7, 2008.)

E.
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8d, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8e, File No. 333-83516, filed with the Securities and Exchange Commission on April 29, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8g, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8k, File No. 333-82957, filed with the Securities and Exchange Commission on April 23, 2004.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.) and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8a, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8o, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9)      Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(12)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8i, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(13)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H16, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(14)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H17, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(15)
Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H15, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(16)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(17)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(18)    Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

I.
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 10, 2007.)

J. (1)	Powers of Attorney.

(2)           Resolution of the Board of Directors of the Depositor dated March 26, 2008, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on February 27, 2009.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Jon A. Boscia Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel
Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 30th day of April, 2009.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: ___/s/ Westley V. Thompson*______________
Westley V. Thompson
President, SLF U.S.

Attest:	__/s/ Sandra M. DaDalt_________________
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director and President, SLF U.S.	April 30, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Director and Senior Vice President and Chief Financial	April 30, 2009
Ronald H. Friesen	Officer and Treasurer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 30, 2009
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 30, 2009
Sandra M. DaDalt
Richard P. McKenney, Director
Terrence J. Mullen, Director
Scott M. Davis, Director
Jon A. Boscia, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)